UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

1847 HOLDINGS LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

1847 HOLDINGS LLC

590 Madison Avenue, 21st Floor, New York, NY 10022

MESSAGE FROM THE BOARD OF DIRECTORS

Dear Fellow Shareholders of 1847 Holdings LLC -

You are cordially invited to attend the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of 1847 Holdings LLC (“we”, “us,” “our” or “Company”), which is scheduled to be held on Tuesday, May 9, 2023 at 2:00 PM Eastern Time. The Annual Meeting will be a virtual shareholder meeting, conducted via live webcast, through which you can submit questions and vote online. The Annual Meeting can be accessed by visiting https://agm.issuerdirect.com/efsh. Shareholders of record of the Company at the close of business on March 31, 2023 are entitled to notice of, and to vote at, the Annual Meeting. Details of the business to be conducted at the Annual Meeting are given in the accompanying Notice of Annual Meeting of Shareholders and the Proxy Statement. The Proxy Statement was first sent or given to our shareholders on or about April 18, 2023. You should also have received a Proxy Card or Voting Instruction Form and postage-paid return envelope, which are being solicited on behalf of our Board of Directors (the “Board”).

After reading the Notice of Annual Meeting of Shareholders and the Proxy Statement, please mark your votes on the accompanying Proxy Card or Voting Instruction Form, sign it and promptly return it in the accompanying postage-paid envelope. You may also vote by Internet or telephone as instructed in the proxy statement or on the Proxy Card or Voting Instruction Form. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Annual Meeting.

It is very important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or by mailing the Proxy Card or Voting Instruction Form. Returning the proxy or voting by Internet or telephone does not deprive you of your right to attend the Annual Meeting and to vote your shares.

We look forward to seeing you at the Annual Meeting. Your vote and participation, no matter how many or how few shares you own, are very important to us. Your cooperation is greatly appreciated.

By Order of the Board of Directors,

/s/ Ellery W. Roberts
New York, NY	Ellery W. Roberts
April 11, 2023	Chairman and CEO

The attached Notice of Annual Meeting of Shareholders and Proxy Statement are first being made available to shareholders of record beginning on or about April 18, 2023. If you have any questions or require assistance in authorizing a proxy or voting your common shares, please contact the Company at the contact listed below:

1847 Holdings LLC

590 Madison Avenue, 21st Floor

New York, NY 10022

Tel: (212) 417-9800
Email: info@1847holdings.com

1847 Holdings LLC	2023 Proxy Statement

1847 HOLDINGS LLC

590 Madison Avenue, 21st Floor, New York, NY 10022

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 9, 2023

To the Shareholders of 1847 Holdings LLC –

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of 1847 Holdings LLC (“we”, “us,” “our” or “Company”), will be held on May 9, 2023 at 2:00 PM Eastern Time. The Annual Meeting will be a virtual shareholder meeting, conducted via live webcast, through which you can submit questions and vote online. The Annual Meeting can be accessed by visiting https://agm.issuerdirect.com/efsh. The purpose of the Annual Meeting will be the following:

1.	To elect the six (6) nominees identified in the accompanying Proxy Statement to serve as directors on the Board of Directors (the “Board”) for the ensuing year.

2.	To ratify the appointment of Sadler, Gibb & Associates, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

3.	To have an advisory vote on the compensation of our named executive officers.

4.	To have an advisory vote on the frequency of advisory votes on the compensation of our named executive officers.

5.	To approve the issuance of common shares upon the conversion of promissory notes and the exercise of warrants issued to certain investors.

6.	To approve our 2023 Equity Incentive Plan.

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement. Only shareholders who owned our common share at the close of business on March 31, 2023 can vote at the Annual Meeting or any adjournments or postponements that take place. All shareholders are cordially invited to attend the Annual Meeting.

Our Board has unanimously recommended that you vote “FOR” each of the foregoing Proposals on the enclosed Proxy Card or Voting Instruction Form.

Whether or not you expect to attend the Annual Meeting, we encourage you to submit your proxy as soon as possible using one of three convenient methods by (i) accessing the Internet site described in the Proxy Card or Voting Instruction Form provided to you, (ii) calling the toll-free number in the Proxy Card or Voting Instruction Form provided to you, or (iii) signing, dating and returning the Proxy Card or Voting Instruction Form provided to you.

If your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), then you will receive a Voting Instruction Form from the holder of record. You must provide voting instructions by filling out the Voting Instruction Form in order for your shares to be voted. We recommend that you instruct your broker or other nominee to vote your shares on the enclosed Proxy Card or Voting Instruction Form. The Proxy is revocable and will not affect your right to vote if you attend the Annual Meeting.

Anyone acting as proxy agent for a shareholder must present a Proxy Card that has been properly executed by the shareholder that authorizes the agent to so act, and that is in form and substance satisfactory to the judges of election.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM AND PROMPTLY SUBMIT YOUR PROXY BY INTERNET, TELEPHONE OR MAIL AS DESCRIBED ON THE PROXY CARD OR VOTING INSTRUCTION FORM. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL HOLDER WHO OBTAINS A “LEGAL” PROXY FROM YOUR BROKER, BANK, TRUSTEE, OR NOMINEE, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON.

Regardless of the number of shares that you own, your vote will be important. Thank you for your continued support, interest and investment in the Company.

By Order of the Board of Directors,

/s/ Ellery W. Roberts
New York, NY	Ellery W. Roberts
April 11, 2023	Chairman and CEO

1847 Holdings LLC	2023 Proxy Statement

1847 HOLDINGS LLC

590 Madison Avenue, 21st Floor, New York, NY 10022

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

MAY 9, 2023

We have provided this Proxy Statement and accompanying Proxy Card in connection with the solicitation by the Board of Directors (the “Board”) of 1847 Holdings LLC of proxies to be voted at the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 9, 2023, at 2:00 PM Eastern Time, and any adjournment or postponement thereof. The Annual Meeting will be held virtually, conducted via live webcast, at https://agm.issuerdirect.com/efsh.

As used in this Proxy Statement, the terms the “Company”, “we”, “us” and “our” refer to 1847 Holdings LLC and, unless the context clearly requires otherwise, its consolidated subsidiaries.

This Proxy Statement summarizes information about the Proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.

The Proxy Card or Voting Instruction Form is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

We are mailing the Notice of Annual Meeting of Shareholders (the “Notice”) to our shareholders of record as of March 31, 2023 (the “Record Date”) on or about April 18, 2023. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 so that our record holders can supply these materials to the beneficial owners of our common shares as of the Record Date. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is also available in the Investor Relations section of our website, located at 1847holdings.com/investor (our “IR site”), under the link for “SEC Filings.” Website references throughout this Proxy Statement are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this Proxy Statement.

1847 Holdings LLC	2023 Proxy Statement

1847 Holdings LLC	2023 Proxy Statement

INFORMATION ABOUT THE PROXY PROCESS AND VOTING

Why am I receiving these materials?

We are providing the Proxy Statement and Proxy Card or Voting Instruction Form to you in connection with our Annual Meeting. As a shareholder, you are invited to attend the Annual Meeting, which is being conducted via live webcast, and are requested to vote on the items of business described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy over the Internet, by telephone or by mail.

You are receiving this Proxy Statement as a shareholder of the Company as of the Record Date for purposes of determining the shareholders entitled to receive notice of and vote at the Annual Meeting. As further described below, we request that you promptly use the enclosed Proxy Card or Voting Instruction Form to vote, by Internet, by telephone or by mail, in the event you desire to express your support of or opposition to the Proposals.

THE BOARD HAS UNANIMOUSLY RECOMMENDED THAT YOU VOTE “FOR” EACH PROPOSAL USING THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM.

Can I attend the Annual Meeting in person?

We will be hosting the Annual Meeting via live webcast on the Internet. You will not be able to attend the meeting in person. Any shareholder can listen to the Annual Meeting live via the Internet at https://agm.issuerdirect.com/efsh, where you can also submit questions and vote online. The webcast will start at 2:00 PM Eastern Time on May 9, 2023. Shareholders may vote and submit questions while connected to the Annual Meeting on the Internet.

Your vote is very important. Please submit your Proxy Card or Voting Instruction Form even if you plan to attend the Annual Meeting.

Who can vote at the Annual Meeting?

Only holders of record of our common shares on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 4,655,636 common shares outstanding and entitled to vote. Holders of our common shares are entitled to one vote for each share held as of the above Record Date.

Who is soliciting my vote?

The Board, on behalf of the Company, is soliciting your proxy to vote your shares on all matters scheduled to come before the Annual Meeting, whether or not you attend virtually. By completing, signing, dating and returning the Proxy Card or Voting Instruction Form, or by submitting your proxy and voting instructions over the Internet or by telephone, you are authorizing the persons named as proxies to vote your shares at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by our directors, director nominees, and certain executive officers and other employees of the Company.

You may also be solicited by press releases issued by us, postings on our corporate website or other websites or otherwise. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites, if any, listed in this Proxy Statement is part of this Proxy Statement. Such website addresses are intended to be inactive textual references only.

What am I being asked to vote on?

You are being asked to vote on six (6) Proposals:

●	Proposal No. 1 — to elect six (6) directors to hold office until our 2024 annual meeting of shareholders;

●	Proposal No. 2 — to ratify the appointment of Sadler, Gibb & Associates, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

1847 Holdings LLC	1	2023 Proxy Statement

●	Proposal No. 3 — to have an advisory vote on the compensation of our named executive officers;

●	Proposal No. 4 — to have an advisory vote on the frequency of advisory votes on the compensation of our named executive officers;

●	Proposal No. 5 — to approve the issuance of common shares upon the conversion of promissory notes and the exercise of warrants issued to certain investors; and

●	Proposal No. 6 — to approve our 2023 Equity Incentive Plan.

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.

What are the Board’s recommendations?

Our Board unanimously recommends that you vote “FOR” each Proposal by proxy using the Proxy Card or Voting Instruction Form. We describe each Proposal and the Board’s reason for its recommendation with respect to each Proposal on pages 6, 10, 12, 13, 14 and 17 and elsewhere in this Proxy Statement.

How do I vote?

Shareholder of Record

If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common shares, VStock Transfer, LLC, then you are a shareholder of record. As a shareholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by mail, telephone or Internet. The Proxy Card accompanying this Proxy Statement will provide information regarding Internet and telephone voting.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting via the Internet. However, because you are not the shareholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid “Legal Proxy”” from your broker or other agent. Please follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a Legal Proxy. If you hold your shares in “street name,” please instruct your bank, broker, trust or other nominee how to vote your shares using the Voting Instruction Form provided by your bank, broker, trust or other nominee so that your vote can be counted. The Voting Instruction Form provided by your bank, broker or other nominee may also include information about how to submit your voting instructions over the Internet or by telephone, if such options are available.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can only vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, custodian, nominee or other record holder of common shares indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

1847 Holdings LLC	2	2023 Proxy Statement

Which ballot measures are considered “routine” or “non-routine?”

New York Stock Exchange (“NYSE”) rules determine whether proposals are routine or non-routine. If a proposal is routine, a broker holding shares for an owner in street name may vote on the proposal without voting instructions. Proposal No. 2 (ratification of the appointment of Sadler, Gibb & Associates, LLC) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 2. Proposal No. 1 (election of directors), Proposal No. 3 (advisory vote on compensation), Proposal No. 4 (advisory vote on the frequency of advisory votes on compensation), Proposal No. 5 (approval of issuance of common shares) and Proposal No. 6 (approval of 2023 Equity Incentive Plan) are considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal No. 1, Proposal No. 3, Proposal No. 4, Proposal No. 5 and Proposal No. 6.

How many votes do I have?

On each matter to be voted upon, you have one (1) vote for each common share you own as of the Record Date.

How will my shares be voted?

All shares entitled to vote and represented by properly submitted proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. Where a choice has been specified on the Proxy Card or Voting Instruction Form with respect to the Proposals, the shares represented by the Proxy Card or Voting Instruction Form will be voted as you specify. If you return a validly executed Proxy Card or Voting Instruction Form without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted “FOR” each Proposal.

How many votes are needed to approve the Proposals?

With respect to Proposal No. 1, directors will be elected by a plurality of the votes of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, which means that the six (6) nominees receiving the highest number of affirmative votes will be elected.

With respect to all other Proposals, the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting is required for approval.

What happens if I do not specify how I want my shares voted?

As a shareholder of record, if you properly complete, sign, date and return a Proxy Card or Voting Instruction Form, your shares will be voted as you specify. However, if you submit a signed Proxy Card or Voting Instruction Form or submit your proxy by telephone or Internet and do not specify how you want your shares voted, the persons named as proxies will vote your shares “FOR” each Proposal.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid Annual Meeting. A quorum will be present if shareholders holding a majority of the common shares entitled to vote are present at the Annual Meeting or represented by proxy. On the Record Date, there were 4,655,636 common shares outstanding and entitled to vote. If there is no quorum, either the Chairman or a majority of the shares present or represented by proxy at the Annual Meeting may adjourn the Annual Meeting to another time or place.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. An abstention is not an “affirmative vote”, but an abstaining shareholder is considered “entitled to vote” at the Annual Meeting. Accordingly, an abstention will have the same effect as a vote “AGAINST” each of the Proposals, except for Proposal No. 1 (election of directors) in which the six (6) nominees receiving the most “FOR” votes will be elected to the Board as directors.

Broker non-votes will be included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. As noted above, Proposal No. 1 (election of directors), Proposal No. 3 (advisory vote on compensation), Proposal No. 4 (advisory vote on the frequency of advisory votes on compensation), Proposal No. 5 (approval of issuance of common shares) and Proposal No. 6 (approval of 2023 Equity Incentive Plan) are considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on these Proposals. Because your broker will have discretionary voting authority with respect to Proposal No. 2 (ratification of the appointment of Sadler, Gibb & Associates, LLC), a broker non-vote would only arise in the event that your broker does not receive your voting instructions and chooses not to exercise its discretionary voting authority with respect to such matter.

1847 Holdings LLC	3	2023 Proxy Statement

Delaware law provides that if broker non-votes occur in connection with the vote on a matter, the shares for which the broker non-votes occur are not deemed present and entitled to vote on such matter. Accordingly, broker non-votes, if any, will have no effect on any of the Proposals since all of the Proposals require the affirmative vote of a majority (or plurality in the case of Proposal No. 1) of the shares present or represented by proxy and entitled to vote at the Annual Meeting.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials from the Company, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must vote pursuant to the instructions on each Proxy Card or Voting Instruction Form from the Company.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy with a later date over the Internet, by telephone or by mail.

●	You may send a written notice that you are revoking your proxy to us at 1847 Holdings LLC, 590 Madison Avenue, 21st Floor, New York, NY 10022, Attention Secretary.

●	You may attend the Annual Meeting via the Internet and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

How can I find out the results of the voting at the Annual Meeting?

Voting results will be announced by the filing of a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

Who will pay for the solicitation of proxies?

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the Proxy Card, the Notice and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding our common shares in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or staff members. No general class of employee of the Company will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. No additional compensation will be paid to our directors, officers or staff members for such services.

Whom should I call if I have questions about the Annual Meeting?

If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of this Proxy Statement or need help submitting a proxy for your shares, please contact us at:

1847 Holdings LLC

590 Madison Avenue, 21st Floor

New York, NY 10022

Tel: (212) 417-9800
Email: info@1847holdings.com

THE BOARD HAS UNANIMOUSLY RECOMMENDED THAT YOU VOTE “FOR” ALL PROPOSALS USING THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM.

1847 Holdings LLC	4	2023 Proxy Statement

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Overview

Our Board is currently comprised of six (6) individuals. Pursuant to our second amended and restated operating agreement, dated January 18, 2018, as amended (the “Operating Agreement”), as holder of our allocation shares, our manager, 1847 Partners LLC (the “Manager”), has the right to appoint one director to our Board for every four members constituting the entire Board. Ellery W. Roberts is the director designated by the Manager. Otherwise, there is no arrangement or understanding between any director or executive officer and any other person pursuant to which he was or is to be selected as a director, nominee or officer.

The individuals below have been nominated to serve as directors and have each agreed to stand for re-election. Proxies cannot be voted for a greater number of persons than the number of nominees named. Each director elected will hold office from the date of their election by the shareholders until the subsequent annual meeting of shareholders or until their successor is elected and has been qualified, or until such director’s earlier death, resignation or removal.

Shares represented by executed proxies will be voted, unless abstained, for the election of the six (6) nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

Director Nominees

The following table sets forth our directors, all of whom are currently standing for re-election, and their respective ages as of the Record Date:

Name	Age	Position(s)
Ellery W. Roberts	52	Chairman, Chief Executive Officer and President
Robert D. Barry	79	Director
Clark R. Crosnoe	54	Director
Paul A. Froning	52	Director
Tracy S. Harris	59	Director
Lawrence X. Taylor	58	Director

Set forth below is biographical information for each nominee. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the Board to conclude that they should serve as directors.

1847 Holdings LLC	5	2023 Proxy Statement

ELLERY W. ROBERTS
Director since: January 2013 Chairman of the Board	Mr. Roberts has been our Chairman, Chief Executive Officer and President since our inception in January 2013. Mr. Roberts brings over 20 years of private equity investing experience to our company. In July 2011, Mr. Roberts formed The 1847 Companies LLC, a company that is no longer active, where he began investing his own personal capital and capital of high net worth individuals in select transactions. Prior to forming The 1847 Companies LLC, Mr. Roberts was the co-founder and was co-managing principal of RW Capital Partners LLC from October 2009 to June 2011. Mr. Roberts was a founding member of Parallel Investment Partners, LP (formerly SKM Growth Investors, LP), a Dallas-based private equity fund focused on re-capitalizations, buyouts and growth capital investments in lower middle market companies throughout the United States. Previously, Mr. Roberts served as principal with Lazard Group LLC, a senior financial analyst at Colony Capital, Inc., and a financial analyst with the Corporate Finance Division of Smith Barney Inc. (now known as Morgan Stanley Smith Barney LLC). Mr. Roberts has also served as the chairman of the board of Polished.com Inc. since April 2019 and has also been a director of Western Capital Resources, Inc. since May 2010. Mr. Roberts received his B.A. degree in English from Stanford University. We believe Mr. Roberts is qualified to serve on our Board due to his extensive senior management experience in the industry in which we operate, having served as founder or executive of various other management, investment and corporate advisory companies.

ROBERT D. BARRY
Director since: January 2014 Director	Mr. Barry has been a member of our Board since January 2014. He has also served as the chief accounting officer of our former subsidiary Polished.com Inc. since July 2021 and previously served as its chief financial officer from January 2019 to July 2021. He also served as the controller of our former subsidiary Neese, Inc. from July 2017 until our sale of Neese, Inc. in April 2021. From April 2013 until August 2016, Mr. Barry was chief executive officer and chief financial officer of Pawn Plus Inc. Prior to that, Mr. Barry served as executive vice president and chief financial officer of Regional Management Corp., a consumer loan company, from March 2007 to January 2013. Prior to joining Regional Management Corp., Mr. Barry was the managing member of AccessOne Mortgage Company, LLC from 1997 to 2007. Prior to his time at AccessOne, Mr. Barry was executive vice president and chief financial officer for Regional Acceptance Corporation, a consumer finance company, and prior to that he was a financial institutions partner at KPMG LLP. Mr. Barry is a Certified Public Accountant licensed in North Carolina and Georgia. We believe Mr. Barry is qualified to serve on our Board due to his years of relevant financial and business expertise.

CLARK R. CROSNOE
Director since: August 2022 Director	Mr. Crosnoe has been member of our Board since August 2022. In 2009, Mr. Crosnoe founded CRC Capital LLC, a registered investment advisor and manager of the CRC Investment Fund LP, a private investment partnership focused on publicly-traded equity securities. As managing member of CRC Capital LLC, Mr. Crosnoe is responsible for strategy, oversight and the day-to-day investment decisions of the fund. The portfolio typically includes investments in the consumer, financial, healthcare, industrial and energy sectors. In 1999, Mr. Crosnoe was a founding employee of Parallel Investment Partners where he was named partner in 2003. As a partner, he was responsible for sourcing, evaluating, structuring, executing and monitoring private equity investments, and also dedicated a substantial portion of his time to marketing activities for the firm. Mr. Crosnoe began his career in investment banking at Wasserstein Perella & Co. and also gained valuable experience at multi-billion dollar hedge fund HBK Investments. Mr. Crosnoe also serves on the board of directors of Polished.com Inc. Mr. Crosnoe holds undergraduate degrees from the University of Texas at Austin and earned an MBA from Harvard Business School in 1996. We believe Mr. Crosnoe is qualified to serve on our Board due to his approximately 28 years of private and public investment and advisory experience.

1847 Holdings LLC	6	2023 Proxy Statement

PAUL A. FRONING
Director since: April 2013 Director	Mr. Froning has been a member of our Board since April 2013. In 2009, Mr. Froning co-founded Focus Healthcare Partners LLC, a Chicago-based private equity investment, advisory and asset management firm targeting the senior housing and healthcare sectors. Prior to that, Mr. Froning was a managing director in the private equity department of Fortress Investment Group LLC, a publicly-traded New York-based private investment firm, from February 2008 to October 2009. Prior to that, Mr. Froning was the chief investment officer and executive vice president of Brookdale Senior Living Inc., a publicly-traded affiliate of Fortress Investment Group LLC, from 2005 to 2008. Previously, Mr. Froning held senior investment positions at the private equity investment arms of Lazard Group LLC and Security Capital Group, prior to its acquisition by GE Capital Corp., in addition to investment banking experience at Salomon Brothers, prior to its acquisition by Travelers Group, and the securities subsidiary of Principal Financial Group. Mr. Froning has a B.A. degree from the University of Notre Dame. We believe Mr. Froning is qualified to serve on our Board due to his more than twenty years of private equity, investment and advisory experience.

TRACY S. HARRIS
Director since: August 2022 Director	Ms. Harris has been member of our Board since August 2022. Ms. Harris is an accomplished executive, board member, and advisor with over 20 years of broad operational and finance experience. Since July 2021, Ms. Harris has served as executive vice president, chief financial officer and treasurer of MIB Group, LLC, a membership corporation owned by insurance companies in the US and Canada. Prior to that, she was the chief financial officer for UMGC\Ventures, the venture fund that invests in education technology companies for the University of Maryland Global Campus, from December 2019 to May 2021, and the chief financial officer and chief business officer of Bullis LLC, an independent college preparatory K-12 day school, from July 2015 to November 2019. She previously worked on the financial turnarounds of Philadelphia and the District of Columbia as a municipal finance expert. She also worked in the heavily regulated financial services industries for over ten years in banking and insurance. Since April 2019, she has served as chair of the audit and compliance committee and on the investment and benefits committees of the District of Columbia Retirement Board, where she evaluates private equity, real estate, alternative assets and international investments for the $11 billion pension fund and monitors state and regulatory compliance, as well as portfolio performance and asset allocation. Since October 2020, she has served as a board member of CareFirst Blue Cross Blue Shield, and its subsidiary companies, where serves on the finance, audit and governance committees. She also currently serves on the boards of Bally’s Corporation and the Council of Institutional Investors. Previously, she served on the boards and committees (finance, investment and audit) of multiple companies. Ms. Harris is a Governance Fellow with the National Association of Corporate Directors, or NACD, since 2015 and was the first recipient of the Washington Business Journal’s Financial Excellence Award in 2007. After earning an MPA from the University of Pennsylvania, Ms. Harris completed the General Management Program at Harvard Business School. She received an MBA from St. Louis University and a BS in Marketing from Fontbonne University. We believe that Ms. Harris is qualified to serve on our Board due to her extensive finance and governance experience.

LAWRENCE X. TAYLOR
Director since: August 2022 Director	Mr. Taylor has been member of our Board since August 2022. As a C-level executive, advisor, and board member with more than 30 years of business experience, he has guided organizations through complex restructurings, acquisitions, corporate development activities and capital transactions totaling over $20 billion. His experience spans start-ups to private companies to publicly traded companies and includes diverse companies across multiple industries including casino gaming, hospitality, manufacturing, aviation, real estate, retail, and healthcare. Since 2004, Mr. Taylor has served as president of Taylor Strategy Group, a business consulting practice he owns and operates. From 2004 to 2013, Mr. Taylor was a partner and managing director with Odyssey Capital Group, a Phoenix based business. Since 2021, he has served on the board of Item 9 Labs, a public company, where he serves as the lead independent director and on the audit committee (as chair), compensation committee (as chair) and nominating and governance committee. Since September 2022, he has served on the board of Kabbage, Inc. Mr Taylor has served on the board of Barrie House Coffee Roasters since 2018, where he chairs the M&A committee and serves on the strategic planning committee. Previously, he served on the boards and committees (M&A, strategic planning, restructuring, finance and compensation) of multiple companies. Mr. Taylor is an NACD Board Leadership Fellow and is NACD Directorship Certified. Additionally, he was recognized as a “Director to Watch 2020” by the Private Company Director Magazine. Mr. Taylor holds a Bachelor of Science degree in Finance from Louisiana Tech University. We believe that Mr. Taylor is qualified to serve on our Board due to his deep financial expertise, strategy, and governance experience.

Vote Required

Directors are elected by the affirmative vote of a plurality of the votes of the common shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The six (6) nominees receiving the most “FOR” votes among votes properly cast in person or by proxy will be elected to the Board as directors. You may vote “FOR” or “WITHHOLD” on each of the nominees for election as director.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NAMED NOMINEE

1847 Holdings LLC	7	2023 Proxy Statement

PROPOSAL NO. 2 - RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The audit committee of our Board has engaged Sadler, Gibb & Associates, LLC as our independent registered public accounting firm for the year ending December 31, 2023 and is seeking ratification of such selection by our shareholders at the Annual Meeting. Sadler, Gibb & Associates, LLC has audited our financial statements since the year ended December 31, 2020. Representatives of Sadler, Gibb & Associates, LLC are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Operating Agreement nor other governing documents or law require shareholder ratification of the selection of Sadler, Gibb & Associates, LLC as our independent registered public accounting firm. However, the audit committee is submitting the selection of Sadler, Gibb & Associates, LLC to our shareholders for ratification as a matter of good corporate practice. If our shareholders fail to ratify the selection, the audit committee will reconsider whether or not to retain Sadler, Gibb & Associates, LLC. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the company and our shareholders.

Principal Accountant Fees and Services

The following is a summary of the fees billed to us for professional services rendered for the fiscal years ended December 31, 2022 and 2021:

	2022	2021
Audit Fees	$174,000	$152,000
Audit-Related Fees	65,000	198,350
Tax Fees	-	-
All Other Fees	-	-
TOTAL	$239,000	$350,350

“Audit Fees” consisted of fees billed for professional services rendered by the principal accountant for the audit of our annual consolidated financial statements and review of the consolidated financial statements included in our Form 10-K and 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” consisted of fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit or review of our financial statements and are not reported under the paragraph captioned “Audit Fees” above.

“Tax Fees” consisted of fees billed for professional services rendered by the principal accountant for tax returns preparation.

“All Other Fees” consisted of fees billed for products and services provided by the principal accountant, other than the services reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee charter provides that the audit committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval would generally be requested annually, with any pre-approval detailed as to the particular service, which must be classified in one of the four categories of services listed above. The audit committee may also, on a case-by-case basis, pre-approve particular services that are not contained in the annual pre-approval request. In connection with this pre-approval policy, the audit committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board, or the PCAOB. The audit committee has pre-approved all services performed since our policy on pre-approval of audit and non-audit services was adopted.

Vote Required

In order for Proposal No. 2 to be approved, holders of a majority of the common shares present or represented by proxy at the Annual Meeting and entitled to vote must vote “FOR” Proposal No. 2. You may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal No. 2.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 2

1847 Holdings LLC	8	2023 Proxy Statement

PROPOSAL NO. 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related rules of the SEC, our shareholders have the opportunity to cast an advisory vote to approve the compensation of our named executive officers (commonly known as a “Say on Pay” vote) as disclosed pursuant to the SEC’s compensation disclosure rules, which disclosure includes the executive compensation tables and the narrative disclosures that accompany the executive compensation tables.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, business unit goals, corporate goals, and the realization of increased shareholder value. Our compensation committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our shareholders’ interests and current market practices. We are committed to an effective executive compensation program that incorporates sound policies and best practices. We encourage shareholders to read the section entitled “Executive Compensation,” which describes the details of the compensation paid to our named executive officers.

Shareholders are being asked to approve the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules, which disclosure includes the compensation tables and the narrative disclosures that accompany the executive compensation tables, is hereby approved.

As an advisory vote, this proposal is not binding on the Company, the Board, or the compensation committee. However, the compensation committee and the Board value the opinions expressed by shareholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers.

Although the compensation committee will consider the outcome of the shareholder advisory vote on Say on Pay frequency in Proposal 4, we expect the next advisory vote on Say on Pay will occur at the 2026 annual meeting of shareholders.

In order for Proposal No. 3 to be approved, holders of a majority of the common shares present or represented by proxy at the Annual Meeting and entitled to vote must vote “FOR” Proposal No. 3. You may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal No. 3.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 3

1847 Holdings LLC	9	2023 Proxy Statement

PROPOSAL NO. 4 - ADVISORY VOTE ON FREQUENCY OF SAY ON PAY VOTES

As described in Proposal No. 3 above, our shareholders have the opportunity to cast an advisory vote to approve the compensation of our named executive officers. In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, this Proposal No. 4 affords shareholders the opportunity to cast an advisory vote on how often we should include a Say on Pay proposal in our proxy materials for future annual shareholder meetings or any special shareholder meeting for which we must include executive compensation information in the proxy statement for that meeting. Under this Proposal No. 4, shareholders may vote to have the Say on Pay vote every year, every two years, or every three years.

Our Board has determined that an advisory vote on executive compensation that occurs once every three years is the most appropriate alternative for the Company and therefore our Board recommends that you vote for a three-year interval for the advisory vote on executive compensation. In determining its recommendation, the Board considered how an advisory vote once every three years will provide our shareholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. An advisory vote occurring once every three years will also permit our shareholders to observe and evaluate the impact of any changes to our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation.

Shareholders may cast their advisory vote to conduct advisory votes on executive compensation every “1 Year,” “2 Years,” or “3 Years,” or “Abstain.” The Board recommends that you vote for future advisory votes on executive compensation to occur every “3 Years.”

As an advisory vote, this proposal is not binding on the Company, the Board, or the compensation committee. However, the compensation committee and the Board value the opinions expressed by shareholders and will consider the outcome of the vote when making a decision regarding the frequency of conducting a Say on Pay vote.

It is expected that the next Say on Pay frequency vote will occur at the 2029 annual meeting of shareholders.

Approval of Proposal No. 4 requires the affirmative vote of the holders of a majority of the common shares present or represented by proxy at the Annual Meeting and entitled to vote. If no frequency receives the foregoing vote, then we will consider the option that receives the highest number of votes cast to be the frequency recommended by shareholders.

THE BOARD RECOMMENDS A VOTE TO HOLD SAY ON PAY VOTES EVERY 3 YEARS

1847 Holdings LLC	10	2023 Proxy Statement

PROPOSAL NO. 5 - SHARE ISSUANCE

Overview

Background Information

In February 2023, the Company entered into a series of private placement transactions with two accredited investors, Mast Hill Fund, L.P. (“Mast Hill”) and Leonite Fund I, LP (“Leonite”), pursuant to which such investors purchased promissory notes from the Company pursuant to separate securities purchase agreements (the “Purchase Agreements”). As additional consideration, the Company also issued common shares and warrants to such investors.

On February 3, 2023, the Company issued to Mast Hill a promissory note in the principal amount of $104,000, a five-year warrant for the purchase of 21,666 common shares at an exercise price of $4.20 per share, and 21,666 common shares for a total purchase price of $93,600. On February 9, 2023, the Company issued to Mast Hill a promissory note in the principal amount of $1,390,908.59, a five-year warrant for the purchase of 289,772 common shares at an exercise price of $4.20 per share, and 289,772 common shares for a total purchase price of $1,251,817.73. On February 23, 2023, the Company issued to Mast Hill a promissory note in the principal amount of $878,000, a five-year warrant for the purchase of 182,917 common shares at an exercise price of $4.20 per share and a five-year warrant for the purchase of 198,343 common shares at an exercise price of $0.01 per share for a total purchase price of $790,200. In the aggregate, the Company issued to Mast Hill promissory notes in the aggregate principal amount of $2,372,908.59 (the “Mast Hill Notes”), five-year warrants for the purchase of an aggregate of 494,355 common shares at an exercise price of $4.20 per share (the “Mast Hill Warrants”), a five-year warrant for the purchase of 198,343 common shares at an exercise price of $0.01 per share (the “Mast Hill Penny Warrant”) and 311,438 common shares.

On February 3, 2023, the Company issued to Leonite a promissory note in the principal amount of $500,000, a five-year warrant for the purchase of 104,167 common shares at an exercise price of $4.20 per share, and 104,167 common shares for a total purchase price of $450,000. On February 9, 2023, the Company issued to Leonite a promissory note in the principal amount of $1,166,666.67, a five-year warrant for the purchase of 243,055 common shares at an exercise price of $4.20 per share, and a five-year warrant for the purchase of 243,055 common shares at an exercise price of $0.01 per share for a total purchase price of $1,050,000. In the aggregate, the Company issued to Leonite promissory notes in the aggregate principal amount of $1,666,666.67 (the “Leonite Notes,” and together with the Mast Hill Notes, the “Notes”), five-year warrants for the purchase of an aggregate of 347,222 common shares at an exercise price of $4.20 per share (the “Leonite Warrants,” and together with the Mast Hill Warrants, the “Warrants”), a five-year warrant for the purchase of 243,055 common shares at an exercise price of $0.01 per share (the “Leonite Penny Warrant,” and together with the Mast Hill Penny Warrant, the “Penny Warrants”) and 104,167 common shares.

The Purchase Agreements include a provision which limits the number of common shares that we may issue to each of Mast Hill and Leonite, including the common shares described above and the common shares to be issued upon conversion of the Notes and exercise of the Warrants and the Penny Warrants, to a total of 835,311 common shares, which represented 19.99% of our issued and outstanding common shares immediately prior to these transactions, until we receive shareholder approval of the issuance of all common shares at the Annual Meeting.

Attached hereto as Annex A is a copy of the forms of the investment documents relating to these transactions, which all have substantially similar terms, including the forms of Purchase Agreement, Note, Warrant and Penny Warrant. For complete copies of these documents, please see our Current Reports on Form 8-K filed with the SEC on February 9, 2023, February 13, 2023 and February 28, 2023.

The Notes

The Notes bear interest at a rate of 12% per annum and mature on the first anniversary of the date of issuance; provided that any principal amount or interest which is not paid when due shall bear interest at a rate of the lesser of 16% per annum or the maximum amount permitted by law from the due date thereof until the same is paid. The Notes require monthly payments of principal and interest commencing in May 2023. The Company may voluntarily prepay the outstanding principal amount and accrued interest of each Note in whole upon payment of certain prepayment fees. In addition, if at any time the Company receives cash proceeds from any source or series of related or unrelated sources, including, but not limited to, the issuance of equity or debt, the exercise of outstanding warrants, the issuance of securities pursuant to an equity line of credit (as defined in the Notes) or the sale of assets outside of the ordinary course of business, each holder shall have the right in its sole discretion to require the Company to immediately apply up to 50% of such proceeds to repay all or any portion of the outstanding principal amount and interest then due under the Notes. The Notes are unsecured and have priority over all other unsecured indebtedness of the Company. The Notes contains customary affirmative and negative covenants and events of default for a loan of this type.

The Notes are convertible into common shares at the option of the holders at any time on or following the date that an event of default (as defined in the Notes) occurs under the Notes at a conversion price equal the lower of (i) $4.20 (subject to adjustments) and (ii) 80% of the lowest volume weighted average price of the Company’s common shares on any trading day during the five (5) trading days prior to the conversion date; provided that such conversion price shall not be less than $0.03 (subject to adjustments). The conversion price of the Notes is subject to standard adjustments for share splits, share dividends, recapitalizations, mergers, consolidations and similar transactions, and also include a price-based adjustment in the event that the Company issues any common shares or other securities convertible into or exercisable for common shares at an effective price per share that is lower than the conversion price, subject to certain exceptions. In addition, the Notes contain an ownership limitation, which provides that the Company shall not effect any conversion, and the holders shall not have the right to convert, any portion of the Notes to the extent that after giving effect to the issuance of common shares upon conversion, such holder, together with its affiliates and any other persons acting as a group together with such holder or any of its affiliates, would beneficially own in excess of 4.99% of the number of common shares outstanding immediately after giving effect to the issuance of common shares upon conversion.

1847 Holdings LLC	11	2023 Proxy Statement

The Warrants

The Warrants may be exercised at any time prior to the fifth anniversary of the date of issuance at an exercise price of $4.20 per share and may be exercised on a cashless basis if the market price of our common shares is greater than the exercise price. The exercise price of the Warrants is subject to standard adjustments for share splits, share dividends, recapitalizations, distributions of assets and similar transactions, and also include a price-based adjustment in the event that the Company issues any common shares or other securities convertible into or exercisable for common shares at an effective price per share that is lower than the exercise price, subject to certain exceptions. In addition, the Warrants contain an ownership limitation, such that the Company shall not effect any exercise, and the holders shall not have the right to exercise, any portion of the Warrants to the extent that after giving effect to the issuance of common shares upon exercise, such holder, together with its affiliates and any other persons acting as a group together with such holder or any of its affiliates, would beneficially own in excess of 4.99% of the number of common shares outstanding immediately after giving effect to the issuance of common shares upon exercise.

The Penny Warrants

The Penny Warrants may be exercised at any time prior to the fifth anniversary of the date of issuance at an exercise price of $0.01 per share and may be exercised on a cashless basis if the market price of our common shares is greater than the exercise price. The exercise price of the Penny Warrants is subject to standard adjustments for share splits, share dividends, recapitalizations, distributions of assets and similar transactions. In addition, the Penny Warrants contain an ownership limitation, such that the Company shall not effect any exercise, and the holders shall not have the right to exercise, any portion of the Penny Warrants to the extent that after giving effect to the issuance of common shares upon exercise, such holder, together with its affiliates and any other persons acting as a group together with such holder or any of its affiliates, would beneficially own in excess of 4.99% of the number of common shares outstanding immediately after giving effect to the issuance of common shares upon exercise.

Reasons for Shareholder Approval

At the time that we entered into the foregoing transactions, our common shares were traded on NYSE American, so we were subject to NYSE American’s Company Guide. The issuance of securities implicated Section 713 of the Company Guide, which requires shareholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving: (1) the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal shareholders of the issuer equals 20% or more of presently outstanding common stock; or (2) the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding common stock for less than the greater of book or market value of the stock.

As noted above, the Purchase Agreements include a provision which limits the number of common shares that we may issue to each of Mast Hill and Leonite, including the common shares described above and the common shares to be issued upon conversion of the Notes and exercise of the Warrants and the Penny Warrants, to a total of 835,311 common shares until we receive shareholder approval. At the Annual Meeting, we are asking shareholders to approve the issuance of all common shares that may be issued upon conversion and/or exercise of the Notes, the Warrants and the Penny Warrants.

No Dissenters’ Rights

Under Delaware law, holders of our common shares are not entitled to dissenter’s rights of appraisal with respect to the approval of this Proposal No. 5.

Vote Required

In order for Proposal No. 5 to be approved, holders of a majority of the common shares present or represented by proxy at the Annual Meeting and entitled to vote must vote “FOR” Proposal No. 5. You may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal No. 5.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 5

1847 Holdings LLC	12	2023 Proxy Statement

PROPOSAL NO. 6 – 2023 EQUITY INCENTIVE PLAN

Overview

We are asking our shareholders to approve the 1847 Holdings LLC 2023 Equity Incentive Plan (the “Plan”), which was approved by our Board on March 28, 2023. The purpose of the Plan is to grant restricted shares, share options and other forms of incentive compensation to our officers, employees, directors and consultants. A copy of the proposed amendment is attached hereto as Annex B.

Significant Features of the Plan

The following is a summary of the Plan submitted for shareholder approval. The summary describes the principal features of the Plan, but it is qualified in its entirety by reference to the full text of the Plan.

Purposes: The purpose of this Plan is to provide a means whereby employees, directors and consultants of the Company, its subsidiaries and affiliates develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to provide services to or for the benefit of the Company and to provide a means for such individuals to acquire and maintain share ownership in the Company, thereby strengthening their concern for the welfare of the Company.

Types of Awards: Awards that may be granted include incentive share options, non-qualified share options, share appreciation rights and restricted awards. These awards offer our officers, employees, consultants and directors the possibility of future value, depending on the long-term price appreciation of our common shares and the award holder’s continuing service with the Company.

Eligible Recipients: Persons eligible to receive awards under the Plan will be those officers, employees, directors and consultants of the Company and its subsidiaries who are selected by the administrator.

Administration: The Plan is administered by our compensation committee. Among other things, the administrator has the authority to select persons who will receive awards, determine the types of awards and the number of shares to be covered by awards, and to establish the terms, conditions, performance criteria, restrictions and other provisions of awards. The administrator has authority to establish, amend and rescind rules and regulations relating to the Plan.

Shares Available: The maximum number of shares of our common stock that may be delivered to participants under the Plan is 2,000,000 subject to adjustment for certain corporate changes affecting the shares, such as share splits. Shares subject to an award under the Plan for which the award is canceled, forfeited or expires again become available for grants under the Plan. Shares subject to an award that is settled in cash will not again be made available for grants under the Plan.

Share Options:

General. Share options give the option holder the right to acquire from us a designated number of common shares at a purchase price that is fixed upon the grant of the option. Share options granted may be either tax-qualified share options (so-called “incentive share options”) or non-qualified share options. Subject to the provisions of the Plan, the administrator has the authority to determine all grants of share options. That determination will include: (i) the number of shares subject to any option; (ii) the exercise price per share; (iii) the expiration date of the option; (iv) the manner, time and date of permitted exercise; (v) other restrictions, if any, on the option or the shares underlying the option; and (vi) any other terms and conditions as the administrator may determine.

Option Price. The exercise price for share options will be determined at the time of grant. Normally, the exercise price will not be less than the fair market value on the date of grant. As a matter of tax law, the exercise price for any incentive share option awarded may not be less than the fair market value of the shares on the date of grant. However, incentive share option grants to any person owning more than 10% of our voting power must have an exercise price of not less than 110% of the fair market value on the grant date.

1847 Holdings LLC	13	2023 Proxy Statement

Exercise of Options. An option may be exercised only in accordance with the terms and conditions for the option agreement as established by the administrator at the time of the grant. The option must be exercised by notice to us, accompanied by payment of the exercise price. Payments may be made either: (i) in cash or its equivalent; (ii) by tendering (either by actual delivery or attestation) previously acquired shares having an aggregate fair market value at the time of exercise equal to the exercise price; (iii) a cashless exercise (broker-assisted exercise) through a “same day sale” commitment; (iv) by a combination of (i), (ii), and (iii); or (v) any other method approved or accepted by the administrator in its sole discretion.

Expiration or Termination. Options, if not previously exercised, will expire on the expiration date established by the administrator at the time of grant. In the case of incentive stock options, such term cannot exceed ten years provided that in the case of holders of more than 10% of our voting power, such term cannot exceed five years. Options will terminate before their expiration date if the holder’s service with the Company or a subsidiary terminates before the expiration date. The option may remain exercisable for specified periods after certain terminations of employment, including terminations as a result of death, disability or retirement, with the precise period during which the option may be exercised to be established by the administrator and reflected in the grant evidencing the award.

Incentive and Non-Qualified Options. As described elsewhere in this summary, an incentive share option is an option that is intended to qualify under certain provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), for more favorable tax treatment than applies to non-qualified share options. Any option that does not qualify as an incentive share option will be a non-qualified share option. Under the Code, certain restrictions apply to incentive share options. For example, the exercise price for incentive share options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years. In addition, an incentive share option may not be transferred, other than by will or the laws of descent and distribution, and is exercisable during the holder’s lifetime only by the holder. In addition, no incentive share options may be granted to a holder that is first exercisable in a single year if that option, together with all incentive share options previously granted to the holder that also first become exercisable in that year, relate to shares having an aggregate fair market value in excess of $100,000, measured at the grant date.

Share Appreciation Rights:  Share appreciation rights, or SARs, which may be granted alone or in tandem with options, have an economic value similar to that of options. When an SAR for a particular number of shares is exercised, the holder receives a payment equal to the difference between the market price of the shares on the date of exercise and the exercise price of the shares under the SAR. Again, the exercise price for SARs normally is the market price of the shares on the date the SAR is granted. Under the Plan, holders of SARs may receive this payment - the appreciation value - either in cash or shares valued at the fair market value on the date of exercise. The form of payment will be determined by us.

Restricted Awards: Restricted awards are shares awarded to participants at no cost. Restricted awards can take the form of awards of restricted share, which represent issued and outstanding shares subject to vesting criteria, or restricted share units, which represent the right to receive shares subject to satisfaction of the vesting criteria. Restricted share awards are forfeitable and non-transferable until the shares vest. The vesting date or dates and other conditions for vesting are established when the shares are awarded. These awards will be subject to such conditions, restrictions and contingencies as the administrator shall determine at the date of grant. Those may include requirements for continuous service and/or the achievement of specified performance goals.

Performance Criteria: Under the Plan, one or more performance criteria will be used by the administrator in establishing performance goals. Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of the Company, as the administrator may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the administrator deems appropriate.

1847 Holdings LLC	14	2023 Proxy Statement

Other Material Provisions: Awards will be evidenced by a written agreement, in such form as may be approved by the administrator. In the event of various changes to the capitalization of the Company, such as share splits, share dividends and similar re-capitalizations, an appropriate adjustment will be made by the administrator to the number of shares covered by outstanding awards or to the exercise price of such awards. The administrator is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of the Company, including acceleration of vesting. Except as otherwise determined by the administrator at the date of grant, awards will not be transferable, other than by will or the laws of descent and distribution. Prior to any award distribution, we are permitted to deduct or withhold amounts sufficient to satisfy any employee withholding tax requirements. Our Board also has the authority, at any time, to discontinue the granting of awards. The Board also has the authority to alter or amend the Plan or any outstanding award or may terminate the Plan as to further grants, provided that no amendment will, without the approval of our shareholders, to the extent that such approval is required by law or the rules of an applicable exchange, increase the number of shares available under the Plan, change the persons eligible for awards under the Plan, extend the time within which awards may be made, or amend the provisions of the Plan related to amendments. No amendment that would adversely affect any outstanding award made under the Plan can be made without the consent of the holder of such award.

New Plan Benefits

Future awards, if any, that will be made to eligible persons under the Plan are subject to the discretion of the administrator and, therefore, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our officers, employees, directors and consultants under the Plan.

No Dissenters’ Rights

Under Delaware law, holders of our common shares are not entitled to dissenter’s rights of appraisal with respect to the approval of this Proposal No. 6.

Vote Required

In order for Proposal No. 6 to be approved, holders of a majority of the common shares present or represented by proxy at the Annual Meeting and entitled to vote must vote “FOR” Proposal No. 6. You may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal No. 6.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 6

1847 Holdings LLC	15	2023 Proxy Statement

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Board adopted Corporate Governance Guidelines to ensure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of the Company’s shareholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to Board composition and selection, Board meetings and involvement of senior management, succession planning, and Board committees and compensation. A copy of the Corporate Governance Guidelines may be found on our IR site under the link for “Corporate Governance.”

Independence of the Board

Our Board has determined that all of our directors, other than Messrs. Roberts and Barry, qualify as “independent” directors in accordance with the rules and regulations of Nasdaq. In making its independence determinations, the Board considered, among other things, relevant transactions between the Company and entities associated with the independent directors, as described under the heading “Certain Relationships and Related Party Transactions,” and determined that none have any relationship with the Company or other relationships that would impair the directors’ independence.

Further, the Board has determined that each member of each of the committees of the Board is currently independent in accordance with the rules and regulations of NYSE American and Rule 10a-3(b)(1) under the Exchange Act. There are no family relationships among any of our directors or executive officers.

Leadership Structure

Currently, our Chief Executive Officer is also our Chairman. Our Board believes that, at this time, having a combined Chief Executive Officer and Chairman is the appropriate leadership structure for the Company. In making this determination, the Board considered, among other matters, Mr. Robert’s experience and tenure of having founded our company in 2013, and believed that Mr. Roberts is highly qualified to act as both Chairman and Chief Executive Officer due to his experience, knowledge, and personality. Among the benefits of a combined Chief Executive Officer/Chairman considered by the board is that such structure promotes clearer leadership and direction for the Company and allows for a single, focused chain of command to execute our strategic initiatives and business plans.

Role of Board in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that our business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing the Company. In this regard, our Board seeks to understand and oversee critical business risks. Our Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of our business strategy. Our Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for our company to be competitive on a global basis and to achieve its objectives.

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While the Board oversees risk management, company management is charged with managing risk. Management communicates routinely with the board and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

Our Board administers its risk oversight function as a whole by making risk oversight a matter of collective consideration; however, much of the work is delegated to committees, which will meet regularly and report back to the full Board. The audit committee oversees risks related to our financial statements, the financial reporting process, and accounting and legal matters, the compensation committee evaluates the risks and rewards associated with our compensation philosophy and programs, and the nominating and corporate governance committee evaluates risk associated with management decisions and strategic direction.

Board Meetings and Committees

Our Board meets on a regular basis during the year. Our Board met one time and acted by written consent 16 times in 2022. Each of the incumbent directors attended 75% or more of the aggregate number of meetings of the Board and all committees of the Board on which he or she served held during the period for which he or she was a director in 2022. We have encouraged all of our directors and nominees for director to attend our Annual Meeting; however, attendance is not mandatory.

Our Board has established three standing committees—audit, compensation and nominating and corporate governance—each of which operates under a charter that has been approved by our Board and that satisfies the applicable standards of the SEC and NYSE American. The table below provides current committee composition.

Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Ellery W. Roberts
Robert D. Barry
Clark R. Crosnoe*
Paul A. Froning*
Tracy S. Harris*
Lawrence X. Taylor*

Member
Committee Chair
*	Independent Director

The functions performed by these committees are set forth in more detail in their charters, which may be found on our IR site under the link for “Corporate Governance”, and are summarized below.

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Audit Committee

The audit committee oversees our accounting and financial reporting processes and the audits of the consolidated financial statements of the Company.

The audit committee is responsible for, among other things: (i) retaining and overseeing our independent accountants; (ii) assisting the Board in its oversight of the integrity of our financial statements, the qualifications, independence and performance of our independent auditors and our compliance with legal and regulatory requirements; (iii) reviewing and approving the plan and scope of the internal and external audit; (iv) pre-approving any audit and non-audit services provided by our independent auditors; (v) approving the fees to be paid to our independent auditors; (vi) reviewing with our chief executive officer and chief financial officer and independent auditors the adequacy and effectiveness of our internal controls; (vii) reviewing hedging transactions; (viii) reviewing and approving the calculation of profit allocation due to the holders our allocation shares when due and payable; (ix) reviewing conflicts of interests that may arise between the Company and the Manager; (x) reviewing and approving related party transactions; and (xi) reviewing and assessing annually the audit committee’s performance and the adequacy of its charter.

Our Board has determined that each member of the audit committee is an independent director under NYSE American’s rules and under Rule 10A-3 under the Exchange Act. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and NYSE American. Our Board has determined that Mr. Froning is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. The audit committee met one time in 2022.

Compensation Committee

The compensation committee assists the Board in reviewing and approving the compensation structure, including all forms of compensation, relating to our directors and executive officers.

The compensation committee is responsible for, among other things: (i) reviewing and approving the compensation paid to the Manager; (ii) reviewing and approving the remuneration of our executive officers; (iii) determining the compensation of our independent directors; (iv) making recommendations to the Board regarding equity-based and incentive compensation plans, policies and programs; and (v) reviewing and assessing annually the compensation committee’s performance and the adequacy of its charter.

Our Board has determined that each member of the compensation committee is independent under the applicable rules and regulations of NYSE American and is a “non-employee director” as defined under Rule 16b-3 of the Exchange Act. The compensation committee met one time in 2022.

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Nominating and Corporate Governance Committee

The nominating and corporate governance committee assists the Board in selecting individuals qualified to become directors and in determining the composition of the Board and its committees.

The nominating and corporate governance committee is responsible for, among other things: (i) recommending the number of directors to comprise our Board; (ii) identifying and evaluating individuals qualified to become members of the Board and soliciting recommendations for director nominees from the Chairman and Chief Executive Officer of the Company; (iii) recommending to the Board the director nominees for each annual shareholders’ meeting; (iv) recommending to the Board the candidates for filling vacancies that may occur between annual shareholders’ meetings; (v) reviewing independent director compensation and Board processes, self-evaluations and policies; (vi) overseeing compliance with our code of ethics; and (vii) monitoring developments in the law and practice of corporate governance.

Our Board has determined that each member of the nominating and corporate governance committee is an independent director under the applicable rules and regulations of NYSE American. The nominating and corporate governance committee did not meet in 2022.

Director Nomination Process

The nominating and corporate governance committee’s methods for identifying candidates for election to our Board (other than those proposed by our shareholders, as discussed below) will include the solicitation of ideas for possible candidates from a number of sources - members of our Board, our executives, individuals personally known to the members of our Board, and other research. The nominating and corporate governance committee may also, from time-to-time, retain one or more third-party search firms to identify suitable candidates.

In making director recommendations, the nominating and corporate governance committee may consider some or all of the following factors: (i) the candidate’s judgment, skill, experience with other organizations of comparable purpose, complexity and size, and subject to similar legal restrictions and oversight; (ii) the interplay of the candidate’s experience with the experience of other Board members; (iii) the extent to which the candidate would be a desirable addition to the Board and any committee thereof; (iv) whether or not the person has any relationships that might impair his or her independence; and (v) the candidate’s ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which we operate.

The Operating Agreement provides that holders of common shares seeking to bring business before an annual meeting of shareholders or to nominate candidates for election as directors at an annual meeting of shareholders must provide notice thereof in writing to the Company not less than 120 days and not more than 150 days prior to the anniversary date of the preceding year’s annual meeting or as otherwise required by requirements of the Exchange Act. In addition, the holders of common shares furnishing such notice must be a holder of record on both (i) the date of delivering such notice and (ii) the record date for the determination of members entitled to vote at such meeting. The Operating Agreement specifies certain requirements as to the form and content of a member’s notice. These provisions may preclude shareholders from bringing matters before shareholders at an annual meeting or from making nominations for directors at an annual or special meeting.

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Shareholder Communications with the Board

Shareholders and other interested parties may communicate with the Board, or any individual member of the Board, at the following address:

1847 Holdings LLC

590 Madison Avenue, 21st Floor

New York, NY 10022

Attn: Secretary

Email: info@1847holdings.com

Communications must state the number of shares owned by the person making the communication, if any. Our secretary will review and forward such communication to all of the members of the Board or to the individual director(s) to whom the communication is addressed unless the communication is unduly frivolous, hostile, threatening or similarly inappropriate, in which case, our secretary may disregard the communication in his or her discretion.

Code of Ethics

We have adopted a code of business conduct and ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. Such code of business conduct and ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the code.

A copy of the code of business conduct and ethics may be found on our IR site under the link for “Corporate Governance”. We intend to make all required disclosures regarding any amendments to, or waivers from, any provisions of the code at the same location of our website.

Insider Trading Policy

We have adopted an insider trading policy which prohibits our Board members, officers and employees from engaging in transactions in our common shares while in the possession of material non-public information; engaging in transactions in the stock of other companies while in possession of material non-public information that they become aware of in performing their duties; and disclosing material non-public information to unauthorized persons outside our company.

Our insider trading policy restricts trading by Board members, officers and certain key employees during blackout periods, which generally begin 15 calendar days before the end of each fiscal quarter and end two business days after the issuance of our earnings release for the quarter. Additional blackout periods may be imposed with or without notice, as the circumstances require.

Our insider trading policy also prohibits our directors, officers and employees from purchasing financial instruments (such as prepaid variable forward contracts, equity swaps, collars and exchange funds) designed to hedge or offset any decrease in the market value of our common shares they hold, directly or indirectly. In addition, directors, officers and employees are expressly prohibited from pledging our common shares to secure personal loans or other obligations, including by holding their shares in a margin account, unless such arrangement is specifically approved in advance by the administrator of our insider trading policy, or making short-sale transactions in our common shares.

A copy of the insider trading policy may be found on our IR site under the link for “Corporate Governance”.

Audit Committee Report

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of 1847 Holdings LLC under the Securities Act of 1933, as amended, or the Exchange Act.

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The primary purpose of the audit committee is to oversee our financial reporting processes on behalf of our Board. The audit committee’s functions are more fully described in its charter, which is available on our IR site under the link for “Corporate Governance.” Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. Sadler, Gibb & Associates, LLC, our independent registered public accounting firm, is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States and the effectiveness of our internal control over financial reporting.

The audit committee is also responsible for appointment, compensation, retention and oversight of the work of the independent auditor, including pre-approving any audit and non-audit service provided to the Company by the independent auditor, periodically reviewing and evaluating the performance of the lead audit partner, as well as reviewing and considering the selection of the lead audit partner. The audit committee also periodically considers whether there should be a rotation of our independent registered public accounting firm. In addition to Sadler, Gibb & Associates, LLC’s independence from the Company and management, the audit committee also considers several other factors in deciding whether to re-engage Sadler, Gibb & Associates, LLC, including: the quality of its staff, work and quality control; its policies related to independence; its global reach; and its capability and expertise to perform an audit of our financial statements and internal control over financial reporting, given the breadth and complexity of our business.

In fulfilling its oversight responsibilities, the audit committee reviewed with management and Sadler, Gibb & Associates, LLC the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

The audit committee also discussed with Sadler, Gibb & Associates, LLC the matters that are required to be discussed by the PCAOB, as adopted in Auditing Standard No. 1301, Communications with Audit Committees. Sadler, Gibb & Associates, LLC has also provided the audit committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and the audit committee has discussed with Sadler, Gibb & Associates, LLC that firm’s independence. The audit committee has concluded that Sadler, Gibb & Associates, LLC’s provision of audit and non-audit services to the Company and its affiliates is compatible with Sadler, Gibb & Associates, LLC’s independence. Finally, the audit committee discussed with Sadler, Gibb & Associates, LLC, with and without management present, the scope and results of Sadler, Gibb & Associates, LLC’s audit of such financial statements.

Based on these reviews and discussions, the audit committee has recommended to our Board that such audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC. The audit committee also has engaged Sadler, Gibb & Associates, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and is seeking ratification of such selection by the shareholders.

Members of the audit committee at the time of the filing of the Annual Report who approved this report:

Paul A. Froning

Clark R. Crosnoe

Tracy S. Harris

1847 Holdings LLC	21	2023 Proxy Statement

EXECUTIVE OFFICERS

The following table sets forth our executive officers and their respective ages and positions with us as of the Record Date.

Name	Age	Position(s)
Ellery W. Roberts	52	Chairman, Chief Executive Officer and President
Vernice L. Howard	52	Chief Financial Officer
Glyn C. Milburn	52	Vice President of Operations

Mr. Roberts also serves on our Board and his biographical information can be found above under the heading “Proposal No. 1 - Election of Directors”. The biographical information for our other executive officers is set forth below.

Vernice L. Howard. Ms. Howard has served as our Chief Financial Officer since September 2021. Ms. Howard has over 30 years of experience in the fields of finance and accounting. Prior to joining us, she worked for Independent Electrical Contractors, Inc. and its affiliates for over eleven years as chief financial officer, where she was responsible for providing leadership to the organization in the areas of finance, human resources and general facilities administration, in addition to setting policies, procedures, strategies, practices and overseeing the organization’s assets. The foundation of Ms. Howard’s accounting and finance experience began with public accounting for several years gaining experience in tax and auditing in the entertainment and nonprofit sectors as chief financial officer for The Cronkite Ward Company, a television production company, and director of finance for Community Action Group (CAG), a nonprofit organization. Before her work with Independent Electrical Contractors, Inc., Ms. Howard’s professional background established an emphasis in forensic accounting. Ms. Howard is a founding member of Chief, which is a DC based vetted network of C-level or rising VP’s supporting and connecting exceptional women. Ms. Howard holds a Master of Business Administration in Finance from Trinity Washington University Graduate School of Business Management and Bachelor of Science in Accounting from Duquesne University.

Glyn C. Milburn.  Mr. Milburn has served as our Vice President of Operations since February 2023 and previously served on our Board from August 2022 to March 2023.  Since February 2016, Mr. Milburn has served as a partner at Jimmy Blackman & Associates, a full-service Government and Public Affairs firm, where he is responsible for business strategy, client management, communications and campaign management for a client portfolio comprised of large public safety labor unions, banking/finance companies, and hotel operators across the State of California. From April 2013 to January 2016, Mr. Milburn served as a special assistant in the City of Los Angeles where he held two positions in the City of Los Angeles, one in the Office of Los Angeles Mayor Eric Garcetti’s Office of Economic Development and another in the Office of Los Angeles Councilman Dennis Zine.  From August 2012 to March 2013, Mr. Milburn co-Founded Provident Investment Advisors LLC, a special investment vehicle for energy, technology and healthcare ventures, where he served as managing member.  Mr. Milburn holds a B.A. degree in Public Policy from Stanford University.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officers received total annual salary and bonus compensation in excess of $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)
Ellery W. Roberts, Chief Executive Officer(1)	2022 2021	- -	- -	594,000 522,450	594,000 522,450
Vernice L. Howard, Chief Financial Officer	2022 2021	300,000 85,419	- -	- -	300,000 85,419
Eric VanDam, Former Chief Operating Officer(2)	2022 2021	294,457 -	- -	- -	294,457 -

(1)	Ellery W. Roberts, our Chief Executive Officer, is employed by the Manager and is seconded to the Company. The Manager, and not the Company, pays any compensation to Mr. Roberts. We do not reimburse the Manager for any compensation paid to Mr. Roberts in his capacity as our Chief Executive Officer. We pay the Manager a quarterly management fee, and the Manager may use the proceeds from the management fee, in part, to pay compensation to Mr. Roberts. For the years ended December 31, 2022 and 2021, the management fee expense for the Manager amounted to $1,100,000 and $875,000, respectively. Mr. Roberts did not receive any compensation as an employee of the Manager for the years ended December 31, 2022 and 2021. However, Mr. Roberts, as a holder of limited liability company interests in the Manager, received $594,000 and $522,450 for the years ended December 31, 2022 and 2021, respectively, as a result of distributions from the Manager to its interest holders, which is included in “All Other Compensation” in the table above.

(2)	Mr. VanDam served as our Chief Operating Officer from January 2022 to February 2023.

Employment Agreements

As noted above, Mr. Roberts is not an employee of our company.

On September 7, 2021, we entered into an employment agreement with Vernice L. Howard, our Chief Financial Officer, setting forth the terms of Ms. Howard’s employment. Pursuant to the terms of the employment agreement, we agreed to pay Ms. Howard an annual base salary of $300,000. She is also eligible for an annual incentive bonus of up to 50% of base salary based on earnings targets to be determined by our Board. Ms. Howard is also eligible to participate in all employee benefit plans, including health insurance, commensurate with her position. Ms. Howard’s employment is at-will and can be terminated by us at any time or by Ms. Howard upon 90 days’ notice. Pursuant to the employment agreement, if we terminate Ms. Howard’s employment without cause, she is entitled to six months of base compensation. The employment agreement contains customary confidentiality provisions and restrictive covenants prohibiting Ms. Howard from (i) owning or operating a business that competes with the Company during the term of her employment and for a period of one year following the termination of her employment or (ii) soliciting our employees for a period of two years following the termination of her employment.

On January 10, 2022, we entered into an employment agreement with Eric VanDam, our former Chief Operating Officer, setting forth the terms of Mr. VanDam’s employment. Pursuant to the terms of the employment agreement, we agreed to pay Mr. VanDam an annual base salary of $300,000. He was also eligible for an annual incentive bonus of up to 50% of base salary based on earnings targets to be determined by our Board. Mr. VanDam’s employment was at-will and could be terminated by us at any time or by Mr. VanDam upon 30 days’ notice. The employment agreement contains customary confidentiality provisions and restrictive covenants prohibiting Mr. VanDam soliciting our employees for a period of two years following the termination of his employment.

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Retirement Benefits

We have not maintained, and do not currently maintain, a defined benefit pension plan, nonqualified deferred compensation plan or other retirement benefits.

Potential Payments Upon Termination or Change in Control

As described under “—Employment Agreements” above, Ms. Howard is entitled to severance if her employment is terminated without cause.

Outstanding Equity Awards at Fiscal Year End

No executive officer named above had any unexercised options, stock that has not vested or equity incentive plan awards outstanding as of December 31, 2021.

Director Compensation

The table below sets forth the compensation paid to our non-executive directors during the fiscal year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Robert D. Barry	-	-
Paul A. Froning	11,667	11,667
Clark R. Crosnoe	11,667	11,667
Tracy S. Harris	11,667	11,667
Glyn C. Milburn	11,667	11,667
Lawrence X. Taylor	11,667	11,667

Commencing in September 2022, our independent directors receive an annual fee of $35,000, payable monthly. We have also agreed to grant our independent directors $35,000 of restricted shares, restricted share units and/or share options, subject to compensation committee approval. We anticipate that we will make such grants shortly following the Annual Meeting if Proposal No. 6 is approved at the Annual Meeting. Each independent director may be reimbursed for pre-approved reasonable business-related expenses incurred in good faith in connection with his or her duties to the Company.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since the beginning of our 2021 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Transactions with the Manager

Our Chief Executive Officer, Ellery W. Roberts, controls the Manager. Our relationship with the Manager is governed principally by the following two agreements: (1) the management services agreement and offsetting management services agreements relating to the management services the Manager will perform for us and the businesses we own and the management fee to be paid to the Manager in respect thereof; and (2) our Operating Agreement setting forth the Manager’s rights with respect to the allocation shares it owns, including the right to receive payments of profit allocation from us and the Manager’s right to cause us to purchase the allocation shares it owns. The Manager has also entered into offsetting management services agreements with our subsidiaries 1847 Asien Inc., 1847 Cabinet Inc., 1847 Wolo Inc. and 1847 ICU Holdings Inc. and we expect that the Manager will enter into offsetting management services agreements and transaction services agreements with our future businesses directly. The management fee amounted $1,100,000 and $875,000 for the years ended December 31, 2022 and 2021, respectively.

As of December 31, 2022 and 2021, the Manager has funded $74,928 in related party advances to the Company. These advances are unsecured, bear no interest, and do not have formal repayment terms or arrangements.

The Manager owns certain intellectual property relating to the term “1847.” Pursuant to the management services agreement, the Manager has granted us a non-exclusive, royalty free right to use the following intellectual property in connection with our business and operations or as may be required to comply with applicable law: (i) 1847 Holdings LLC; (ii) 1847 Partners LLC; (iii) www.1847holdings.com; and (iv) www.1847partners.com. We are permitted to sublicense the use of this intellectual property to any of our subsidiaries to use in connection with their business or as may be required by law. The Company and any businesses that we acquire must cease using the intellectual property described above entirely in their businesses and operations within 180 days of our termination of the management services agreement. The sublicense provisions of the management services agreement would require the Company and its businesses to change their names to remove any reference to the term “1847” or any reference to the intellectual property licensed to them by the Manager. This also would require us to create and market a new name and expend funds to protect that name.

Transactions with Significant Shareholder

On September 1, 2020, our subsidiary Kyle’s Custom Wood Shop, Inc. (“Kyle’s”) entered into an industrial lease agreement with Stephen Mallatt, Jr. and Rita Mallatt, who are officers of Kyle’s and significant shareholders of the Company. The lease is for a term of five years, with an option for a renewal term of five years, and provides for a base rent of $7,000 per month for the first 12 months, which will increase to $7,210 for months 13-16 and to $7,426 for months 37-60. In addition, Kyle’s is responsible for all taxes, insurance and certain operating costs during the lease term. The lease agreement contains customary events of default, representations, warranties and covenants.

A portion of the purchase price for the acquisition of Kyle’s on September 30, 2020 was paid by the issuance of a vesting promissory note in the principal amount of up to $1,260,000 by our subsidiary 1847 Cabinet Inc. to Stephen Mallatt, Jr. and Rita Mallatt. On July 26, 2022, the Company and 1847 Cabinet Inc. entered into a conversion agreement with Stephen Mallatt, Jr. and Rita Mallatt, pursuant to which they agreed to convert $797,221 of the vesting note into 189,815 common shares at a conversion price of $4.20 per share. In addition, the parties agreed to cancel the vesting promissory note and 1847 Cabinet Inc. agreed to pay Stephen Mallatt, Jr. and Rita Mallatt $558,734 no later than October 1, 2022. On March 30, 2023, we entered into an amendment to the conversion agreement, effective retroactively to October 1, 2022, pursuant to which we agreed to pay a total of $642,544 in three monthly payments commencing on April 5, 2023.

Other Transactions

From time to time, we have received advances from Mr. Roberts to meet short-term working capital needs. As of December 31, 2022 and 2021, a total of $118,834 in advances are outstanding. These advances are unsecured, bear no interest, and do not have formal repayment terms or arrangements.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Share Ownership

The following table sets forth certain information with respect to the beneficial ownership of our common shares as of the Record Date for (i) each of our executive officers and directors; (ii) all of our executive officers and directors as a group; and (iii) each other shareholder known by us to be the beneficial owner of more than 5% of our outstanding common share. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o the Company, 590 Madison Avenue, 21st Floor, New York, NY 10022.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Ellery W. Roberts, Chairman and Chief Executive Officer (3)	Common Shares	376,000	8.08%
Vernice L. Howard, Chief Financial Officer	Common Shares	306	*
Glyn C. Milburn, VP of Operations	Common Shares	0	*
Robert D. Barry, Director	Common Shares	4,375	*
Paul A. Froning, Director	Common Shares	36,938	*
Clark R. Crosnoe, Director	Common Shares	0	*
Tracy S. Harris, Director	Common Shares	0	*
Lawrence X. Taylor, Director	Common Shares	0	*
All executive officers and directors (8 persons named above)	Common Shares	417,619	8.97%
Jose Garcia-Rendon (4)	Common Shares	400,000	8.59%
Steven Parkey (5)	Common Shares	400,000	8.59%
Louis A. Bevilacqua (6)	Common Shares	369,442	7.94%
Stephen Mallatt, Jr. and Rita Mallatt (7)	Common Shares	364,815	7.84%
Mast Hill Fund, L.P. (8)	Common Shares	342,222	7.35%
Edward J. Tobin (9)	Common Shares	250,250	5.38%
GS Capital Partners, LLC (10)	Common Shares	247,452	5.32%

*	Less than 1%

(1)	Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or any member of such group has the right to acquire within sixty (60) days. For purposes of computing the percentage of outstanding common shares held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days of the Record Date are deemed to be outstanding for such person, but not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership by any person.

(2)	Based on 4,655,636 common shares issued and outstanding as of the Record Date.

(3)	Does not include 58,234 series B senior convertible preferred shares and warrants for the purchase of 14,560 common shares held by Mr. Roberts. Our series B senior convertible preferred shares and warrants contain ownership limitations, such that we shall not effect any conversion of these securities to the extent that after giving effect to the issuance of common shares upon conversion thereof, such holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of common shares outstanding immediately after giving effect to the issuance of such common shares, which such limitation may be waived by us upon no fewer than 61 days’ prior notice. As a result, these securities are not currently convertible within 60 days.

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(4)	The address of Jose Garcia-Rendon is 1763 Back Country Rd., Reno, NV 89521.

(5)	The address of Steven Parkey is 332 E. 7th Street, Unit 1, Reno, NV 89512.

(6)	Includes 84,375 common shares held by Mr. Bevilacqua and 285,067 common shares held by Bevilacqua PLLC. Mr. Bevilacqua is the Managing Member of Bevilacqua PLLC and has voting and investment power over the shares held by it. Mr. Bevilacqua disclaims beneficial ownership of such shares except to the extent of his pecuniary interest, if any, in such shares. The address of Louis A. Bevilacqua is 1050 Connecticut Ave., NW, Suite 500, Washington, DC 20036.

(7)	The address of Stephen Mallatt, Jr. and Rita Mallatt is 2950 E. Lucca Dr., Meridian, ID 83642.

(8)	Based solely on the information set forth in the Schedule 13G filed with the SEC on March 10, 2023, Mast Hill Management, LLC serves as the investment manager to Mast Hill Fund, L.P. As such, Mast Hill Management, LLC may be deemed to be the beneficial owner of the common shares held by Mast Hill Fund, L.P. Farzan Hassani and George Murphy are members of Mast Hill Management, LLC. Messrs. Hassani and Murphy disclaim beneficial ownership of these common shares, except to the extent of their respective pecuniary interest therein. The address of Mast Hill Fund, L.P. is 48 Parker Road, Wellesley, MA 02482.

(9)	The address of Edward J. Tobin is 235 West End Ave, #17B, New York, NY 10023.

(10)	Based solely on the information set forth in the Schedule 13G filed with the SEC on December 2, 2022. The address of GS Capital Partners, LLC is 1 East Liberty Street, Suite 600, Reno, NV 89501.

We do not currently have any arrangements which if consummated may result in a change of control of the Company.

Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common shares and other equity securities of the company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. We believe, based solely on a review of the copies of such reports furnished to us and representations of these persons, that all reports were timely filed for the year ended December 31, 2022.

1847 Holdings LLC	27	2023 Proxy Statement

ADDITIONAL INFORMATION

Deadlines for Receipt of Nominations and Shareholder Proposals

A shareholder who is entitled to vote for the election of directors and who desires to nominate a candidate for election to be voted on at an annual meeting of shareholders may do so only in accordance with Section 9.8 of the Operating Agreement, which provides that a shareholder may nominate a director candidate by written notice to the Secretary of the Company not less than 120 days nor more than 150 days prior to the first anniversary of the preceding year’s annual meeting. To be considered timely for our 2024 annual meeting of shareholders, a shareholder nomination, and all supporting information, must be submitted no earlier than December 11, 2023 and no later than January 10, 2024.

A shareholder who desires to present a proposal pursuant to Rule 14a-8 under the Exchange Act to be included in the proxy statement for, and voted on by the shareholders at, our 2024 annual meeting of shareholders must submit such proposal in writing, including all supporting materials, to the Company at its principal office no later than December 20, 2023, or 120 days before the date of mailing based on this year’s Proxy Statement date, and meet all other requirements for inclusion in the proxy statement. Additionally, pursuant to Rule 14a-4(c)(1) under the Exchange Act, if a shareholder intends to present a proposal for business to be considered at our 2024 annual meeting of shareholders but does not seek inclusion of the proposal in our proxy statement for such meeting, then we must receive the proposal by March 4, 2024, or 45 days before the date of mailing based on this year’s Proxy Statement date, for it to be considered timely received. If notice of a shareholder proposal is not timely received, then the proxies will be authorized to exercise discretionary authority with respect to the proposal.

Any proposals should be sent to us at 1847 Holdings LLC, 590 Madison Avenue, 21st Floor, New York, NY 10022, Attention Secretary.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single Notice or Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

Brokers with account holders who are shareholders may be “householding” our proxy materials. A single Notice or Proxy Statement may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: 1847 Holdings LLC, 590 Madison Avenue, 21st Floor, New York, NY 10022, Attention Secretary. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered.

Other Matters

As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the shareholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder, to the extent permitted by Rule 14a-4(c)(3).

Annual Reports

We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 with the SEC, a copy of which, including the financial statements and financial statement schedules, but excluding exhibits, has been mailed to our shareholders along with this Proxy Statement. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests for such exhibits should be directed to 1847 Holdings LLC, 590 Madison Avenue, 21st Floor, New York, NY 10022, Attention Secretary. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is also available on our IR site under the link for “SEC Filings.”

By Order of the Board of Directors,

/s/ Ellery W. Roberts
New York, NY	Ellery W. Roberts
April 11, 2023	Chairman and CEO

1847 Holdings LLC	28	2023 Proxy Statement

Annex A

Forms of Investment Documents

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of February ____, 2023, by and between 1847 HOLDINGS LLC, a Delaware limited liability company, with headquarters located at 590 Madison Avenue, 21st Floor, New York, NY 10022 (the “Company”), and ___________, a ___________, with its address at ______________ (the “Buyer”).

WHEREAS:

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) and Rule 506(b) promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act; and

B. The Company intends to enter into securities purchase agreements on the same terms as this Agreement (the “February 2023 Purchase Agreements”) for the issuance of promissory notes in the aggregate principal amount of up to $___________ (including the principal amount of the Note (as defined below)) (collectively the “February 2023 Notes”), up to ________ Common Shares (as defined below) as a commitment fee (collectively, the “February 2023 Commitment Shares”), common share purchase warrants for the purchase of up to _________ Common Shares at an initial price per share of $4.20 (collectively, the “February 2023 Base Warrants”), as well as common share purchase warrants for the purchase of up to ________ Common Shares at an initial price per share of $0.01 (which are being issued to the February 2023 Buyers (as defined in this Agreement) only to the extent identified in the respective February 2023 Purchase Agreements due to beneficial ownership limitations in the February 2023 Transaction Documents (as defined in this Agreement)) (collectively, the “February 2023 Penny Warrants”, and together with the February 2023 Base Warrants, the “February 2023 Warrants”) (the February 2023 Notes, February 2023 Commitment Shares, and February 2023 Warrants are collectively referred to herein as the “February 2023 Securities”) (for the avoidance of doubt, the Securities (as defined in this Agreement) are being issued as part of the February 2023 Securities); and

C. All of the purchasers of the February 2023 Securities, including the Buyer under this Agreement, shall collectively be referred to herein as the “February 2023 Buyers”; and

D. Buyer desires to purchase from the Company, and the Company desires to issue and sell to the Buyer, upon the terms and conditions set forth in this Agreement, a promissory note of the Company, in the aggregate principal amount of $___________ (as the principal amount thereof may be increased pursuant to the terms thereof, and together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, in the form attached hereto as Exhibit A, the “Note”), convertible into common shares of the Company (the “Common Shares”), upon the terms and subject to the limitations and conditions set forth in such Note; and

E. The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of the Note as is set forth immediately below its name on the signature pages hereto; and

F. The Company wishes to issue a common share purchase warrant to purchase _________ Common Shares at an initial price per share of $4.20 (the “Warrant”) and Commitment Shares (as defined below) to the Buyer as additional consideration for the purchase of the Note, which shall be earned in full as of the Closing Date, as further provided herein.

NOW THEREFORE, in consideration of the foregoing and of the agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. Purchase and Sale of Note.

a. Purchase of Note. On the Closing Date (as defined below), the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company, the Note, as further provided herein. As used in this Agreement, the term “business day” shall mean any day other than a Saturday, Sunday, or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed.

b. Form of Payment. On the Closing Date: (i) the Buyer shall pay the purchase price of $__________ (the “Purchase Price”) for the Note, to be issued and sold to it at the Closing (as defined below), by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Note, and (ii) the Company shall deliver such duly executed Note and Warrant on behalf of the Company, to the Buyer, against delivery of such Purchase Price. On the Closing, the Buyer shall withhold a non-accountable sum of $15,000.00 from the Purchase Price to cover the Buyer’s legal fees in connection with the transactions contemplated by this Agreement.

c. Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 7 and Section 8 below, the date and time of the issuance and sale of the Note pursuant to this Agreement (the “Closing Date”) shall be on the date that the Purchase Price for the Note is paid by Buyer pursuant to terms of this Agreement.

d. Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties (including via exchange of electronic signatures).

2. Warrant; Commitment Shares. On or before the Closing Date, the Company shall issue the Warrant to the Buyer pursuant to the terms of contained therein. On or before the Closing Date, the Company shall issue ________ Common Shares (the “Commitment Shares”) to the Buyer, which shall be earned in full as of the Closing Date.

3. Buyer’s Representations and Warranties. The Buyer represents and warrants to the Company as of the Closing Date that:

a. Investment Purpose. As of the Closing Date, the Buyer is purchasing the Note, Commitment Shares, and Warrant (the Note, Commitment Shares, Warrant, Common Shares issuable upon conversion of or otherwise pursuant to the Note (the “Conversion Shares”), and the Common Shares issuable upon exercise of or otherwise pursuant to the Warrant (the “Exercise Shares”) shall collectively be referred to herein as the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b. Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

c. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d. Information. The Buyer and its advisors, if any, have been, and for so long as the Note remains outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been, and for so long as the Note remains outstanding will continue to be, afforded the opportunity to ask questions of the Company regarding its business and affairs. Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information regarding the Company or otherwise and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer’s right to rely on the Company’s representations and warranties contained in Section 4 below.

e. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f. Transfer or Re-sale. The Buyer understands that (i) the sale or resale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company, at the cost of the Company, an opinion of counsel (which may be the Legal Counsel Opinion (as defined below)) that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 3( f) and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144 or other applicable exemption, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and the Buyer shall have delivered to the Company, at the cost of the Company, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged in connection with a bona fide margin account or other lending arrangement secured by the Securities, and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Buyer in effecting such pledge of Securities shall be not required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or otherwise.

g. Legends. The Buyer understands that until such time as the Note, Warrant, Commitment Shares, Conversion Shares, and/or Exercise Shares, have been registered under the 1933 Act or may be sold pursuant to Rule 144, Rule 144A under the 1933 Act, Regulation S, or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE/EXERCISABLE] HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A, REGULATION S, OR OTHER APPLICABLE EXEMPTION UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Company shall issue a certificate or book entry statement for the applicable Common Shares without such legend to the holder of any Security upon which it is stamped or (as requested by such holder) issue the applicable Common Shares to such holder by electronic delivery by crediting the account of such holder’s broker with The Depository Trust Company (“DTC”), if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144, Rule 144A, Regulation S, or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) the Company or the Buyer provides the Legal Counsel Opinion (as contemplated by and in accordance with Section 5(l) hereof) to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with any such issuance. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any. In the event that the Company does not accept the opinion of counsel provided by the Buyer with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144, Rule 144A, Regulation S, or other applicable exemption at the Deadline (as defined in the Note), it will be considered an Event of Default pursuant to Section 3.2 of the Note.

h. Authorization; Enforcement. This Agreement has been duly and validly authorized by the Buyer and has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and except as may be limited by the exercise of judicial discretion in applying principles of equity.

4. Representations and Warranties of the Company. The Company represents and warrants to the Buyer as of the Closing Date that, except as set forth in the SEC Documents:

a. Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a company duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or formed, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company and each of its Subsidiaries is duly qualified as a foreign company to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

b. Authorization; Enforcement. The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note, and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Warrant, the Note, Commitment Shares, Conversion Shares, and the Exercise Shares by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note, Warrant, as well as the issuance and reservation for issuance of the Conversion Shares and Exercise Shares issuable upon conversion of the Note and/or exercise of the Warrant) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, its shareholders, or its debt holders is required, (iii) this Agreement and the Note (together with any other instruments executed in connection herewith or therewith) have been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement, the Note and the other instruments documents executed in connection herewith or therewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, each of such instruments will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principals of equity, or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. All closing conditions under the Eyewear Merger Agreement (as defined in this Agreement), including, without limitation, all conditions in Article VI of the Eyewear Merger Agreement, the completion of accounting and legal due diligence investigations; the receipt of all authorizations and consents, the receipt of any required consents of any third parties, the release of any security interests, and delivery of all opinions and documents required for the transfer of the equity interests of Eyewear (as defined in this Agreement) to 1847 ICU (as defined in this Agreement) have been satisfied, except with respect to the payment of the Cash Portion (as defined in the Eyewear Merger Agreement).

c. Capitalization; Governing Documents. As of the date of this Agreement, the authorized capital of the Company consists of: 500,000,000 authorized Common Shares (of which _________ shares were issued and outstanding), 4,450,460 series A senior convertible preferred shares (of which 1,593,940 shares were issued and outstanding), 583,334 series B senior convertible preferred shares (of which 464,899 shares were issued and outstanding), and 1,000 allocation shares (of which 1,000 shares were issued and outstanding). All of such outstanding shares of the Company, the Conversion Shares, and the Exercise Shares, and Commitment Shares are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable. None of the share capital of the Company represented by such shares are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. As of the date of this Agreement, other than as publicly announced prior to such date and reflected in the SEC Documents of the Company (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of any of the Securities. The Company has furnished to the Buyer true and correct copies of the Company’s Certificate of Formation as in effect on the date hereof (“Certificate of Formation”), the Company’s operating agreement, as in effect on the date hereof (the “Operating Agreement”), and the terms of all securities convertible into or exercisable for Common Shares of the Company and the material rights of the holders thereof in respect thereto.

d. Issuance of Conversion Shares and Exercise Shares. The Conversion Shares and Exercise Shares are duly authorized and reserved for issuance and, upon conversion of the Note and/or exercise of the Warrant in accordance with its terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

e. Issuance of Warrant and Commitment Shares. The issuance of the Warrant and Commitment Shares is duly authorized and will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

f. Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect of the Conversion Shares and Exercise Shares to the Common Shares upon the conversion of the Note and/or exercise of the Warrant. The Company further acknowledges that its obligation to issue, upon conversion of the Note and/or exercise of the Warrant, the Conversion Shares and/or Exercise Shares, are absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

g. No Conflicts. The execution, delivery and performance of this Agreement and the Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares and Exercise Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Formation or Operating Agreement, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, evidence of indebtedness, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities is subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect), or (iv) trigger any anti-dilution and/or ratchet provision contained in any other contract in which the Company is a party thereto or any security issued by the Company. Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Formation, Operating Agreement or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except where any such violation would not result in a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement and the Note in accordance with the terms hereof or thereof or to issue and sell the Note in accordance with the terms hereof and, upon conversion of the Note and/or exercise of the Warrant, issue Conversion Shares and/or Exercise Shares as applicable. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Principal Market (as defined herein) and does not reasonably anticipate that the Common Shares will be delisted by the Principal Market in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The “Principal Market” shall mean the principal securities exchange or trading market where such Common Shares are listed or traded, including but not limited to any tier of the OTC Markets, any tier of the NASDAQ Stock Market (including NASDAQ Capital Market), or the NYSE American, or any successor to such markets.

h. SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 2022, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company is subject to the reporting requirements of the 1934 Act. The Company has never been a “shell company” as described in Rule 144(i)(1)(i).

i. Absence of Certain Changes. Since September 30, 2022, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations, prospects or 1934 Act reporting status of the Company or any of its Subsidiaries.

j. Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. The SEC Documents contain a complete list and summary description of any pending or, to the knowledge of the Company, threatened material proceeding against or affecting the Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

k. Intellectual Property. The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); to the best of the Company’s knowledge, the Company’s or its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

l. No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company’s officers has or is expected to have a Material Adverse Effect.

m. Tax Status. The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company’s tax returns is presently being audited by any taxing authority.

n. Transactions with Affiliates. Except for arm’s length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the grant of options described in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

o. Disclosure. All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Buyer pursuant to Section 3(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

p. Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer’s purchase of the Securities. The Company further represents to the Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

q. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

r. No Brokers; No Solicitation. Except with respect to J. H. Darbie & Co., a registered broker-dealer (CRD#: 43520), the Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby. The Company acknowledges and agrees that neither the Buyer nor its employee(s), member(s), beneficial owner(s), or partner(s) solicited the Company to enter into this Agreement and consummate the transactions described in this Agreement. The Company acknowledges and agrees that the Buyer is not required to be registered as a broker-dealer under the Securities Exchange Act of 1934 in order to (i) consummate the transactions encompassed by the February 2023 Transaction Documents (as defined in this Agreement) or (ii) fulfill the Investor’s obligations under the February 2023 Transaction Documents.

s. Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), except where the failure to obtain any such Company Permit would not result in a Material Adverse Effect, and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since September 30, 2022, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

t. Environmental Matters.

(i) There are, to the Company’s knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company’s knowledge, threatened in connection with any of the foregoing. The term ”Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii) Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company’s or any of its Subsidiaries’ business.

(iii) There are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

u. Title to Property. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

v. Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Upon written request the Company will provide to the Buyer true and correct copies of all policies relating to directors’ and officers’ liability coverage, errors and omissions coverage, and commercial general liability coverage.

w. Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company’s board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

x. Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

y. Solvency. The Company (after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not, after giving effect to the transaction contemplated by this Agreement, have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature. The Company’s financial statements for its most recent fiscal year end and interim financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

z. No Investment Company. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be an “investment company” required to be registered under the Investment Company Act of 1940 (an “Investment Company”). The Company is not controlled by an Investment Company.

aa. No Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

bb. No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

cc. Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has: (i) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

dd. Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

ee. Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or any other business entity or enterprise with which the Company or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

ff. Breach of Representations and Warranties by the Company. The Company agrees that if the Company breaches any of the representations or warranties set forth in this Section 4 in any material respect and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an Event of Default under Section 3.4 of the Note.

5. Additional Covenants, Agreements and Acknowledgements.

a. Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Section 7 and 8 of this Agreement.

b. Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyer at the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.

c. Use of Proceeds. The Company shall use the proceeds for business development, and not for any other purpose, including but not limited to (i) the repayment of any indebtedness owed to officers, directors or employees of the Company or their affiliates, (ii) the repayment of any debt issued in corporate finance transactions (including but not limited to promissory notes that have the ability to be converted into Common Shares), (iii) any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with the Company’s currently existing operations), (iv) any loan, credit, or advance to any officers, directors, employees, or affiliates of the Company, or (v) in violation or contravention of any applicable law, rule or regulation.

d. Right of Participation and First Refusal.

(i) Other than Excluded Transactions (as defined in the Note) (the “Excluded Transactions”), from the date of this Agreement until the Note is extinguished in its entirety, the Company will not, (i) directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its debt, equity, or equity equivalent securities, including without limitation any debt, preferred shares or other instrument or security that is, at any time during its life and/or under any circumstances, convertible into, exchangeable, or exercisable for Common Shares (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”) or (ii) enter into any definitive agreement with regard to the foregoing, in each case unless the Company shall have first complied with this Section 5(d).

(ii) The Company shall deliver to the Buyer an irrevocable written notice (the “Offer Notice”) of any proposed or intended Subsequent Placement, which shall (w) identify and describe the Subsequent Placement, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the securities in the Subsequent Placement to be issued, sold, or exchanged and (y) offer to issue and sell to or exchange with the Buyer at least one hundred percent (100%) of the securities in the Subsequent Placement (the “Subsequent Placement Percentage”) (in each case, an “Offer”), provided, however, that if any of the other February 2023 Notes are outstanding at such time, then the Subsequent Placement Percentage shall be allocated amongst the February 2023 Notes on a pro rata basis in proportion to the aggregate principal amount of the February 2023 Notes then held by the February 2023 Buyers. In the event that any of the February 2023 Buyers elects not to participate in the Subsequent Placement, then their pro rata portion of the respective Subsequent Placement Percentage shall be offered to the other February 2023 Buyers on a pro rata basis in proportion to the aggregate principal amount of February 2023 Notes then held by each such other holder.

(iii) To accept an Offer, in whole or in part, the Buyer must deliver a written notice (the “Notice of Acceptance”) to the Company prior to the end of the fifth (5th) Trading Day (as defined in the Note) after the Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the amount that the Buyer elects to purchase (the “Subscription Amount”). The Company shall complete the Subsequent Placement and issue and sell the Subscription Amount to the Buyer upon terms and conditions (including, without limitation, unit prices and interest rates) set forth in the Offer Notice, unless a change to such terms and conditions is agreed to in writing between the Company and Buyer.

(iv) Notwithstanding anything to the contrary contained herein, if the Company desires to modify or amend the terms or conditions of a Subsequent Placement at any time after the Offer Notice is given to Buyer (provided, however, that such modification or amendment to the terms or conditions cannot occur during any Offer Period), the Company shall deliver to the Buyer a new Offer Notice and the Offer Period of such new Offer shall expire at the end of the fifth (5th) Trading Day after the Buyer’s receipt of such new Offer Notice.

(v) Notwithstanding the foregoing, this Section 5(d) shall not apply to an Excluded Transaction (as defined in the Note).

(vi) Notwithstanding the foregoing, this Section 5(d) shall not apply to a Subsequent Placement unless all similar rights of participation and rights of first refusals granted by the Company prior to the date of this Agreement have been waived with respect to the specific Subsequent Placement.

e. Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any action or proceeding that may be brought by the Buyer in order to enforce any right or remedy under this Agreement, the Note and any document, agreement or instrument contemplated thereby. Notwithstanding any provision to the contrary contained in this Agreement, the Note and any document, agreement or instrument contemplated thereby, it is expressly agreed and provided that the total liability of the Company under this Agreement, the Note or any document, agreement or instrument contemplated thereby for payments which under applicable law are in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums which under applicable law in the nature of interest that the Company may be obligated to pay under this Agreement, the Note and any document, agreement or instrument contemplated thereby exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law applicable to this Agreement, the Note and any document, agreement or instrument contemplated thereby is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to this Agreement, the Note and any document, agreement or instrument contemplated thereby from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to the Buyer with respect to indebtedness evidenced by this Agreement, the Note and any document, agreement or instrument contemplated thereby, such excess shall be applied by the Buyer to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Buyer’s election.

f. Restriction on Activities. Commencing as of the date first above written, and until the earlier of payment of the Note in full or full conversion of the Note, the Company shall not, directly or indirectly, without the Buyer’s prior written consent, which consent shall not be unreasonably withheld: (a) change the nature of its business; or (b) sell, divest, acquire, change the structure of any material assets other than in the ordinary course of business. For the avoidance of doubt, the Buyer acknowledges and agrees that the nature of the Company’s business involved operating as an acquisition holding company and acquiring and at times disposing of its controlled subsidiaries.

g. Listing. The Company will, so long as the Buyer owns any of the Securities, maintain the listing and trading of its Common Shares on the Principal Market or any equivalent replacement exchange or electronic quotation system (including but not limited to the Pink Sheets electronic quotation system) and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) and such exchanges, as applicable. The Company shall promptly provide to the Buyer copies of any notices it receives from the Principal Market and any other exchanges or electronic quotation systems on which the Common Shares are then traded regarding the continued eligibility of the Common Shares for listing on such exchanges and quotation systems.

h. Corporate Existence. The Company will, so long as the Buyer beneficially owns any of the Securities, maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading or quotation on the Principal Market, any tier of the NASDAQ Stock Market, the New York Stock Exchange or the NYSE American.

i. No Integration. Except with respect to the February 2023 Securities, the Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any shareholder approval provision applicable to the Company or its securities.

j. Compliance with 1934 Act; Public Information Failures. For so long as the Buyer beneficially owns the Note, Warrant, Conversion Shares, Commitment Shares, or any Exercise Shares, the Company shall comply with the reporting requirements of the 1934 Act; and the Company shall continue to be subject to the reporting requirements of the 1934 Act. During the period that the Buyer beneficially owns the Note, if the Company shall (i) fail for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirements under Rule 144(c) or (ii) if the Company has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (each, a “Public Information Failure”) then, as partial relief for the damages to the Buyer by reason of any such delay in or reduction of its ability to sell the Securities (which remedy shall not be exclusive of any other remedies available pursuant to this Agreement, the Note, or at law or in equity), the Company shall pay to the Buyer an amount in cash equal to three percent (3%) of the Purchase Price on each of the day of a Public Information Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) thereafter until the date such Public Information Failure is cured; provided, however, that the total amount payable hereunder shall not exceed nine percent (9%) of the Purchase Price. The payments to which a holder shall be entitled pursuant to this Section 5( j) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (iii) the third business day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 5% per month (prorated for partial months) until paid in full.

k. Acknowledgement Regarding Buyer’s Trading Activity. Until the Note is fully repaid or fully converted, the Buyer shall not effect any “short sale” (as such term is defined in Rule 200 of Regulation SHO of the 1934 Act) of the Common Shares which establishes a net short position with respect to the Common Shares.

l. Legal Counsel Opinions. Upon the request of the Buyer from to time to time, the Company shall be responsible (at its cost) for promptly supplying to the Company’s transfer agent and the Buyer a customary legal opinion letter of its counsel (the “Legal Counsel Opinion”) to the effect that the resale of the Conversion Shares and/or Exercise Shares by the Buyer or its affiliates, successors and assigns is exempt from the registration requirements of the 1933 Act pursuant to Rule 144 (provided the requirements of Rule 144 are satisfied and provided the Conversion Shares and/or Exercise Shares are not then registered under the 1933 Act for resale pursuant to an effective registration statement) or other applicable exemption (provided the requirements of such other applicable exemption are satisfied). In addition, the Buyer may (at the Company’s cost) at any time secure its own legal counsel to issue the Legal Counsel Opinion, and the Company will instruct its transfer agent to accept such opinion. The Company hereby agrees that it may never take the position that it is a “shell company” in connection with its obligations under this Agreement or otherwise.

m. Piggy-Back Registration Rights. The Company hereby grants to the Buyer the piggy-back registration rights set forth in Exhibit B hereto.

n. Most Favored Nation. While the Note or any principal amount, interest or fees or expenses due thereunder remain outstanding and unpaid, the Company shall not enter into any public or private offering of its securities (including securities convertible into Common Shares) with any individual or entity (an “Other Investor”) that has the effect of establishing rights or otherwise benefiting such Other Investor in a manner more favorable in any material respect to such Other Investor (even if the Other Investor does not receive the benefit of such more favorable term until a default occurs under such other security) than the rights and benefits established in favor of the Buyer by this Agreement or the Note unless, in any such case, the Buyer has been provided with such rights and benefits pursuant to a definitive written agreement or agreements between the Company and the Buyer. Notwithstanding the foregoing, this Section 4(n) shall not apply to the Excluded Transactions (as defined in the Note).

o. Subsequent Variable Rate Transactions. From the date hereof until such time as the Note is fully converted or fully repaid, the Company shall be prohibited from effecting or entering into an agreement involving a Variable Rate Transaction unless the Variable Rate Transaction is an Excluded Transaction (as defined in the Note). “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional Common Shares either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for Common Shares at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Shares or (ii) enters into any agreement whereby the Company may issue securities at a future determined price (except with respect to an Equity Line of Credit (as defined in the Note)). The Buyer shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

p. Non-Public Information. The Company covenants and agrees that neither it, nor any other person acting on its behalf will provide the Buyer or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto the Buyer shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that the Buyer shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to the Buyer without such Buyer’s consent, the Company hereby covenants and agrees that such Buyer shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or affiliates, not to trade on the basis of, such material, non- public information, provided that the Buyer shall remain subject to applicable law. To the extent that any notice provided, information provided, or any other communications made by the Company, to the Buyer, constitutes or contains material non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice or other material information with the SEC pursuant to a Current Report on Form 8-K. In addition to any other remedies provided by this Agreement or the related transaction documents, if the Company provides any material non-public information to the Buyer without their prior written consent, and it fails to immediately (no later than that business day) file a Form 8-K disclosing this material non-public information, it shall pay the Buyer as partial liquidated damages and not as a penalty a sum equal to $3,000 per day beginning with the day the information is disclosed to the Buyer and ending and including the day the Form 8-K disclosing this information is filed.

q. D&O Insurance. Within 60 calendar days of the Closing, the Company shall purchase director and officer insurance on behalf of the Company's (including its subsidiary) officers and directors for a period of 18 months after the Closing with respect to any losses, claims, damages, liabilities, costs and expense in connection with any actual or threatened claim or proceeding that is based on, or arises out of their status as a director or officer of the Company. The insurance policy shall provide for two years of tail coverage.

r. Shareholder Approval. “Shareholder Approval” means the approval of the holders of a majority of the Company’s outstanding voting Common Shares, to effectuate the transactions contemplated by the February 2023 Purchase Agreements, including the issuance of all of the Common Shares underlying the February 2023 Notes, Common Shares underlying the February 2023 Warrants, and February 2023 Commitment Shares, in excess of 19.99% of the issued and outstanding Common Shares on the Closing Date (the “Exchange Cap”). The Exchange Cap is equal to 835,311 Common Shares (subject to appropriate adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the Common Stock). The Company shall hold a special meeting of shareholders on or before the date that is ninety (90) calendar days after the date of this Agreement for the purpose of obtaining Shareholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. The Company shall use its reasonable best efforts to obtain such Shareholder Approval. If the Company does not obtain Shareholder Approval at the first meeting, the Company shall call a meeting as often as possible thereafter to seek Shareholder Approval until the Shareholder Approval is obtained. Until such approval is obtained, none of the February 2023 Buyers shall be issued in the aggregate, pursuant to the February 2023 Purchase Agreements or upon conversion or exercise, as applicable, of February 2023 Notes or February 2023 Warrants, Common Shares in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the purchase price paid by such Buyer pursuant to this Agreement on the Closing Date and the denominator of which is the aggregate purchase price paid by the February 2023 Buyers for the February 2023 Notes (with respect to each of the February 2023 Buyers, the “Exchange Cap Allocation”).  In the event that any Buyer shall sell or otherwise transfer any of such Buyer's February 2023 Notes, February 2023 Warrants, or February 2023 Commitment Shares, the transferee shall be allocated a pro rata portion of such Buyer's Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee.  In the event that any holder of February 2023 Notes or February 2023 Warrants shall convert or exercise all of such holder's February 2023 Notes or February 2023 Warrants into a number of Common Shares which, in the aggregate, is less than such holder's Exchange Cap Allocation, then the difference between such holder's Exchange Cap Allocation and the number of Common Shares actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of February 2023 Notes and February 2023 Warrants on a pro rata basis in proportion to the aggregate principal amount of February 2023 Notes then held by each such holder. Except with respect to the Excluded Transactions and under any agreement with the February 2023 Buyers, the Company shall not issue any Common Stock of Common Stock Equivalents (as defined in this Agreement) beginning on the date of this Agreement and continuing through the date that the Shareholder Approval is obtained. “Common Stock Equivalents” shall mean any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock, including without limitation any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

s. Equal Treatment of February 2023 Buyers. No consideration shall be offered or paid to any of the February 2023 Buyers (or its assignees or transferees) to amend or consent to a waiver or modification of any provision of any of the February 2023 Purchase Agreements, February 2023 Notes, February 2023 Warrants, or any other ancillary agreements to the February 2023 Purchase Agreements (collectively, the “February 2023 Transaction Documents”) unless the same consideration is also offered to all of the February 2023 Buyers (and its assignees or transferees). Further, the Company shall not make any payment of principal or interest on the February 2023 Notes in amounts which are disproportionate to the respective principal amounts outstanding on the February 2023 Notes at any applicable time. For clarification purposes, this provision constitutes a separate right granted to each of the February 2023 Buyers (and its assignees or transferees) by the Company and negotiated separately by each of the February 2023 Buyers, and is intended for the Company to treat the February 2023 Buyers as a class and shall not in any way be construed as the February 2023 Buyers acting in concert or as a group with respect to the purchase, disposition or voting of securities of the Company or otherwise.

t. No Broker-Dealer Acknowledgement. Absent a final adjudication from a court of competent jurisdiction stating otherwise, the Company shall not to any person, institution, governmental or other entity, state, claim, allege, or in any way assert, that Buyer is currently, or ever has been, a broker-dealer under the Securities Exchange Act of 1934.

u. Breach of Covenants. The Company acknowledges and agrees that if the Company breaches any of the covenants set forth in this Section 5, in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an Event of Default under Section 3.3 of the Note.

6. Transfer Agent Instructions. The Company shall issue irrevocable instructions to the Company’s transfer agent to issue certificates and/or issue shares electronically at the Buyer’s option, registered in the name of the Buyer or its nominee, upon conversion of the Note and/or exercise of the Warrant, the Conversion Shares and Exercise Shares, in such amounts as specified from time to time by the Buyer to the Company in accordance with the terms thereof (the “Irrevocable Transfer Agent Instructions”). In the event that the Company proposes to replace its transfer agent, the Company shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to this Agreement (including but not limited to the provision to irrevocably reserved Common Shares in the Reserved Amount (as defined in the Note)) signed by the successor transfer agent to the Company and the Company. Prior to registration of the Conversion Shares and/or Exercise Shares under the 1933 Act or the date on which the Conversion Shares and/or Exercise Shares may be sold pursuant to Rule 144, Rule 144A, Regulation S, or other applicable exemption without any restriction as to the number of Securities as of a particular date that can then be immediately sold, all such certificates or book entry shares shall bear the restrictive legend specified in Section 3(g) of this Agreement. The Company warrants that: (i) no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5 will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Note; (ii) it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing)(electronically or in certificated form) any certificate for Securities to be issued to the Buyer upon conversion of or otherwise pursuant to the Note and/or upon exercise of or otherwise pursuant to the Warrant as and when required by the Note and this Agreement; (iii) it will not fail to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Securities issued to the Buyer upon conversion of or otherwise pursuant to the Note and/or upon exercise of or otherwise pursuant to the Warrant as and when required by the Note, Warrant, and/or this Agreement and (iv) it will provide any required corporate resolutions and issuance approvals to its transfer agent within 6 hours of each conversion of the Note and/or exercise of the Warrant. Nothing in this Section shall affect in any way the Buyer’s obligations and agreement set forth in Section 3(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If the Buyer provides the Company, at the cost of the Company, with (i) an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) the Buyer provides reasonable assurances that the Securities can be sold pursuant to 144, Rule 144A, Regulation S, or other applicable exemption, the Company shall permit the transfer, and, in the case of the Securities, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by the Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

7. Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Note to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a. The Buyer shall have executed this Agreement and delivered the same to the Company.

b. The Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

c. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

8. Conditions to The Buyer’s Obligation to Purchase. The obligation of the Buyer hereunder to purchase the Note, on the Closing Date, is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion:

a. The Company shall have executed this Agreement and delivered the same to the Buyer.

b. The Company shall have delivered to the Buyer the duly executed Note in such denominations as the Buyer shall request and in accordance with Section 1(b) above.

c. The Company shall have delivered to the Buyer the Warrant and Commitment Shares.

d. The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to the Buyer, shall have been delivered to and acknowledged in writing by the Company’s Transfer Agent.

e. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of Closing Date, as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

f. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

g. No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company including but not limited to a change in the 1934 Act reporting status of the Company or the failure of the Company to be timely in its 1934 Act reporting obligations.

h. Trading in the Common Shares on the Principal Market shall not have been suspended by the SEC, FINRA or the Principal Market.

i. The Company shall have delivered to the Buyer (i) a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within ten (10) days of the Closing Date and (ii) resolutions adopted by the Company’s Board of Directors at a duly called meeting or by unanimous written consent authorizing this Agreement and all other documents, instruments and transactions contemplated hereby.

9. Governing Law; Miscellaneous.

a. Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement or any other agreement, certificate, instrument or document contemplated hereby shall be brought only in the state courts located in the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Delaware. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement, the Note, or any other agreement, certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. A facsimile or .pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature. Delivery of a counterpart signature hereto by facsimile or email/.pdf transmission shall be deemed validly delivery thereof.

c. Construction; Headings. This Agreement shall be deemed to be jointly drafted by the Company and the Buyer and shall not be construed against any person as the drafter hereof. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement, the Note, or any other agreement or instrument delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement, the Note, or any other agreement, certificate, instrument or document contemplated hereby or thereby.

e. Entire Agreement; Amendments. This Agreement, the Note, and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement or any agreement or instrument contemplated hereby may be waived or amended other than by an instrument in writing signed by the Buyer.

f. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, e-mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by e-mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:

1847 HOLDINGS LLC

590 Madison Avenue, 21st Floor

New York, NY 10022

Attention: Ellery Roberts

e-mail: info@1847holdings.com

If to the Buyer:

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer. The Buyer may assign its rights hereunder to any “accredited investor” (as defined in Rule 501(a) of the 1933 Act) in a private transaction from the Buyer or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Company.

h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless the Buyer and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j. Publicity. The Company, and the Buyer shall have the right to review a reasonable period of time before issuance of any press releases, SEC, Principal Market or FINRA filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or SEC, Principal Market (or other applicable trading market) or FINRA filings with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

l. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

m. Indemnification. In consideration of the Buyer’s execution and delivery of this Agreement and acquiring the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement or the Note, the Company shall defend, protect, indemnify and hold harmless the Buyer and its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of the Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by this Agreement. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

n. Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement, the Note, the Warrant, or any other agreement, certificate, instrument or document contemplated hereby or thereby will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, the Note, the Warrant, or any other agreement, certificate, instrument or document contemplated hereby or thereby, that the Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement, the Note, the Warrant, or any other agreement, certificate, instrument or document contemplated hereby or thereby, and to enforce specifically the terms and provisions hereof and thereof, without the necessity of showing economic loss and without any bond or other security being required.

o. Payment Set Aside. To the extent that the (i) Company makes a payment or payments to the Buyer hereunder, pursuant to the Note, pursuant to the Warrant, or pursuant to any other agreement, certificate, instrument or document contemplated hereby or thereby, or (ii) the Buyer enforces or exercises its rights hereunder, pursuant to the Note, pursuant to the Warrant, or pursuant to any other agreement, certificate, instrument or document contemplated hereby or thereby, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof (including but not limited to the sale of the Securities) are for any reason (i) subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, or disgorged by the Buyer, or (ii) are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver, government entity, or any other person or entity under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then (i) to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred and (ii) the Company shall immediately pay to the Buyer a dollar amount equal to the amount that was for any reason (i) subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, or disgorged by the Buyer, or (ii) required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver, government entity, or any other person or entity under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action).

p. Failure or Indulgence Not Waiver. No failure or delay on the part of the Buyer in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies of the Buyer existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

1847 HOLDINGS LLC

By:
Name:	Ellery W. Roberts
Title:	Chief Executive Officer

[_____________]

By:
Name:
Title:

SUBSCRIPTION AMOUNT:

Principal Amount of Note: $

Actual Amount of Purchase Price of Note: $

EXHIBIT A

FORM OF NOTE

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH MAY BE THE LEGAL COUNSEL OPINION (AS DEFINED IN THE PURCHASE AGREEMENT)), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A OR REGULATION S UNDER SAID ACT OR OTHER APPLICABLE EXEMPTION. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $	Issue Date: February ___, 2023
Actual Amount of Purchase Price: $

PROMISSORY NOTE

FOR VALUE RECEIVED, 1847 HOLDINGS LLC, a Delaware limited liability company (hereinafter called the “Borrower” or the “Company”) (Trading Symbol: EFSH), hereby promises to pay to the order of _____________, a __________, or registered assigns (the “Holder”), in the form of lawful money of the United States of America, the principal sum of $___________, which amount is the $__________ actual amount of the purchase price (the “Consideration”) hereof plus an original issue discount in the amount of $_________ (the “OID”) (subject to adjustment herein) (the “Principal Amount”) and to pay interest on the unpaid Principal Amount hereof at the rate of twelve percent (12%) (the “Interest Rate”) per annum from the date hereof (the “Issue Date”) until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise, as further provided herein. The maturity date shall be twelve (12) months from the Issue Date (the “Maturity Date”), and is the date upon which the Principal Amount (which includes the OID) and any accrued and unpaid interest and other fees, shall be due and payable.

This Note may not be prepaid or repaid in whole or in part except as otherwise explicitly set forth herein.

Any Principal Amount or interest on this Note which is not paid when due shall bear interest at the rate of the lesser of (i) sixteen percent (16%) per annum and (ii) the maximum amount permitted by law from the due date thereof until the same is paid (“Default Interest”). Interest and Default Interest shall be computed on the basis of a 365-day year and the actual number of days elapsed.

All payments due hereunder (to the extent not converted into common shares of the Borrower (the “Common Shares”) in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day.

Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in that certain Securities Purchase Agreement, dated as of the Issue Date, pursuant to which this Note was originally issued (the “Purchase Agreement”). As used in this Note, the term “business day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. As used herein, the term “Trading Day” means any day that Common Shares are listed for trading or quotation on the Principal Market (as defined in the Purchase Agreement), provided, however, that if the Common Shares are not then listed or quoted on any Principal Market, then any calendar day.

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the holder thereof.

The following terms shall also apply to this Note:

ARTICLE I. CONVERSION RIGHTS

1.1 Conversion Right. The Holder shall have the right, on any calendar day, at any time on or following the date that an Event of Default (as defined in the Note) occurs under the Note, to convert all or any portion of the then outstanding and unpaid Principal Amount and interest (including any Default Interest) into fully paid and non-assessable Common Shares, as such Common Shares exist on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Shares shall hereafter be changed or reclassified, at the Conversion Price (as defined below) determined as provided herein (a “Conversion”)), by submitting to the Borrower a Notice of Conversion (as defined in this Note) by facsimile, e-mail or other reasonable means of communication dispatched on the Conversion Date (as defined in this Note) prior to 11:59 p.m., New York, New York time; provided, however, that notwithstanding anything to the contrary contained herein, the a Holder shall not have the right to convert any portion of this Note, pursuant to Section 1 or otherwise, to the extent that after giving effect to such issuance after conversion as set forth on the applicable Notice of Conversion, the Holder (together with the Holder’s affiliates (the “Affiliates”), and any other Persons (as defined below) acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of Common Shares beneficially owned by the Holder and Attribution Parties shall include the number of Common Shares issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of Common Shares which would be issuable upon (i) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 1.1, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Holder is solely responsible for any schedules required to be filed in accordance therewith. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 1.1, in determining the number of outstanding Common Shares, a Holder may rely on the number of outstanding Common Shares as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of Common Shares outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of Common Shares then outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding Common Shares was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of the Common Shares outstanding at the time of the respective calculation hereunder. “Person” and “Persons” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof. The limitations contained in this paragraph shall apply to a successor holder of this Note. The number of Conversion Shares to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit A (the “Notice of Conversion”), delivered to the Borrower or Borrower’s transfer agent by the Holder in accordance with the terms of this Note; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower or Borrower’s transfer agent before 11:59 p.m., New York, New York time on such conversion date (the “Conversion Date”). The term “Conversion Amount” means, with respect to any conversion of this Note, the sum of (1) the Principal Amount of this Note to be converted in such conversion plus (2) at the Holder’s option, accrued and unpaid interest, if any, on such Principal Amount at the Interest Rate to the Conversion Date, plus (3) at the Holder’s option, Default Interest, if any, on the amounts referred to in the immediately preceding clauses (1) and/or (2). In addition to the beneficial ownership limitations provided in this Note, the sum of the number of Common Shares that may be issued under this Note shall be limited to the amount described in Section 5(r) of the Purchase Agreement, unless the Shareholder Approval (as defined in the Purchase Agreement) is obtained by the Company. Notwithstanding anything in this Section 1.1 of this Note to the contrary, the Holder shall not be entitled to utilize a Conversion Price of less than $0.03 per share (the “Floor Price”, subject to appropriate adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the Common Stock). Further, beginning on the Issue Date and continuing until the Note is fully converted or repaid in the entirety, the Company shall not issue Common Stock at a cost basis of less than the Floor Price unless written consent of the Holder is obtained by the Company.

1.2 Conversion Price. The per share conversion price into which Principal Amount and interest (including any Default Interest) under this Note shall be convertible into Common Shares hereunder (the “Conversion Price”) shall equal the lower of (a) $4.20 (the “Fixed Price”), and (b) 80% of the lowest VWAP on any Trading Day during the five (5) Trading Days prior to the respective Conversion Date. “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Quotestream or other similar quotation service provider designated by the Holder. Holder shall be entitled to deduct $1,750.00 from the conversion amount in each Notice of Conversion to cover Holder’s fees associated with each Notice of Conversion. All such Conversion Price determinations are to be appropriately adjusted for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the Common Shares. If the Company, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in Common Shares on Common Shares or any Common Share Equivalents (as defined in this Note), (ii) subdivides outstanding Common Shares into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding Common Shares into a smaller number of shares or (iv) issues, in the event of a reclassification of the Common Shares, any shares of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of Common Shares (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of Common Shares outstanding immediately after such event. Any adjustment made pursuant to the immediately preceding sentence shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification. “Common Share Equivalents” means any securities of the Company or the Company’s subsidiaries which would entitle the holder thereof to acquire at any time Common Shares, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Shares.

1.3 Authorized and Reserved Shares. The Borrower covenants that at all times until the Note is satisfied in full, the Borrower will reserve from its authorized and unissued Common Shares a sufficient number of shares, free from preemptive rights, to provide for the issuance of a number of Conversion Shares equal to the greater of: (a) _________ Common Shares or (b) the sum of (i) the number of Conversion Shares issuable upon the full conversion of this Note (assuming no payment of Principal Amount or interest) at the time of such calculation (taking into consideration any adjustments to the Conversion Price as provided in this Note) multiplied by (ii) 2.25 (the “Reserved Amount”). The Borrower represents that upon issuance, the Conversion Shares will be duly and validly issued, fully paid and non-assessable. The Borrower (i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Conversion Shares or instructions to have the Conversion Shares issued as contemplated by Section 1.4(e) hereof, and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates or cause the Company to electronically issue Common Shares to execute and issue the necessary certificates for the Conversion Shares or cause the Conversion Shares to be issued as contemplated by Section 1.4(e) hereof in accordance with the terms and conditions of this Note. If, at any time, the Borrower does not maintain the Reserved Amount, it will be considered an Event of Default (as defined in this Note) under this Note.

1.4 Method of Conversion.

(a) Surrender of Note Upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid Principal Amount is so converted. The Holder and the Borrower shall maintain records showing the Principal Amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Holder shall, prima facie, be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid Principal Amount of this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted Principal Amount of this Note represented by this Note may be less than the amount stated on the face hereof.

(b) Payment of Taxes. The Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Shares or other securities or property on conversion of this Note in a name other than that of the Holder (or in street name), and the Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder’s account) requesting the issuance thereof shall have paid to the Borrower the amount of any such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

(c) Delivery of Common Shares Upon Conversion. Upon receipt by the Borrower or Borrower’s transfer agent from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.4, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Conversion Shares (or cause the electronic delivery of the Conversion Shares as contemplated by Section 1.4(e) hereof) within two (2) Trading Days after such receipt (the “Deadline”) (and, solely in the case of conversion of the entire unpaid Principal Amount and interest (including any Default Interest) under this Note, surrender of this Note). If the Company shall fail for any reason or for no reason to issue to the Holder on or prior to the Deadline a certificate for the number of Conversion Shares or to which the Holder is entitled hereunder and register such Conversion Shares on the Company’s share register or to credit the Holder’s balance account with DTC (as defined below) for such number of Conversion Shares to which the Holder is entitled upon the Holder’s conversion of this Note (a “Conversion Failure”), then, in addition to all other remedies available to the Holder, (i) the Company shall pay in cash to the Holder on each day after the Deadline and during such Conversion Failure an amount equal to 1.0% of the product of (A) the sum of the number of Conversion Shares not issued to the Holder on or prior to the Deadline and to which the Holder is entitled and (B) the closing sale price of the Common Shares on the Trading Day immediately preceding the last possible date which the Company could have issued such Conversion Shares to the Holder without violating this Section 1.4(c); and (ii) the Holder, upon written notice to the Company, may void all or any portion of such Notice of Conversion; provided that the voiding of all or any portion of a Notice of Conversion shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice. In addition to the foregoing, if on or prior to the Deadline the Company shall fail to issue and deliver a certificate to the Holder and register such Conversion Shares on the Company’s share register or credit the Holder’s balance account with DTC for the number of Conversion Shares to which the Holder is entitled upon the Holder’s exercise hereunder or pursuant to the Company’s obligation pursuant to clause (ii) below, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Shares to deliver in satisfaction of a sale by the Holder of Common Shares issuable upon such exercise that the Holder anticipated receiving from the Company, then the Company shall, within two (2) Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other reasonable and customary out-of-pocket expenses, if any) for the Common Shares so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Conversion Shares) or credit such Holder’s balance account with DTC for such Conversion Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Conversion Shares or credit such Holder’s balance account with DTC and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Common Shares, times (B) the closing sales price of the Common Shares on the date of exercise. Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing the Conversion Shares (or to electronically deliver such Conversion Shares) upon the conversion of this Note as required pursuant to the terms hereof.

(d) Obligation of Borrower to Deliver Common Shares. At the time that the Holder submits the Notice of Conversion to the Borrower or Borrower’s transfer agent, the Holder shall be deemed to be the holder of record of the Conversion Shares issuable upon such conversion, the outstanding Principal Amount and the amount of accrued and unpaid interest (including any Default Interest) under this Note shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations under this Article I, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Shares or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Borrower’s obligation to issue and deliver the certificates for the Conversion Shares (or cause the electronic delivery of the Conversion Shares as contemplated by Section 1.4(e) hereof) shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion. The Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is sent to the Borrower or Borrower’s transfer agent before 11:59 p.m., New York, New York time, on such date.

(e) Delivery of Conversion Shares by Electronic Transfer. In lieu of delivering physical certificates representing the Conversion Shares issuable upon conversion hereof, provided the Borrower is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer or Deposit/Withdrawal at Custodian programs, upon request of the Holder and its compliance with the provisions contained in Section 1.1 and in this Section 1.4, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Conversion Shares issuable upon conversion hereof to the Holder by crediting the account of Holder’s Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

1.5 Concerning the Shares. The Conversion Shares issuable upon conversion of this Note may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the 1933 Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be the Legal Counsel Opinion (as defined in the Purchase Agreement)) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144, Rule 144A, Regulation S, or other applicable exemption, or (iv) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 1.5 and who is an Accredited Investor (as defined in the Purchase Agreement). Except as otherwise provided in the Purchase Agreement (and subject to the removal provisions set forth below), until such time as the Conversion Shares have been registered under the 1933 Act or otherwise may be sold pursuant to Rule 144, Rule 144A, Regulation S, or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for the Conversion Shares that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH MAY BE THE LEGAL COUNSEL OPINION (AS DEFINED IN THE PURCHASE AGREEMENT)), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A, REGULATION S UNDER SAID ACT, OR OTHER APPLICABLE EXEMPTION. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Company shall issue to the Holder a certificate for the applicable Conversion Shares without such legend upon which it is stamped or (as requested by the Holder) issue the applicable Conversion Shares by electronic delivery by crediting the account of such holder’s broker with DTC, if, unless otherwise required by applicable state securities laws: (a) such Conversion Shares are registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144, Rule 144A, Regulation S, or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) the Company or the Holder provides the Legal Counsel Opinion (as contemplated by and in accordance with Section 5(l) of the Purchase Agreement) to the effect that a public sale or transfer of such Conversion Shares may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with any such issuance. The Holder agrees to sell all Conversion Shares, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

1.6 Effect of Certain Events.

(a) Effect of Merger, Consolidation, Etc. At the option of the Holder, the sale, conveyance or disposition of all or substantially all of the assets of the Borrower, or the consolidation, merger or other business combination of the Borrower with or into any other Person (as defined below) or Persons when the Borrower is not the survivor shall either: (i) be deemed to be an Event of Default pursuant to which the Borrower shall be required to pay to the Holder upon the consummation of and as a condition to such transaction an amount equal to the Default Amount (as defined in this Note) or (ii) be treated pursuant to Section 1.6(b) hereof. “Person” shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

(b) Adjustment Due to Merger, Consolidation, Etc. If, at any time when this Note is issued and outstanding and prior to conversion of all of this Note, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which Common Shares of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the basis and upon the terms and conditions specified herein and in lieu of the Common Shares immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted in full immediately prior to such transaction (without regard to any limitations on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof. The Borrower shall not effectuate any transaction described in this Section 1.6(b) unless (a) it first gives, to the extent practicable, at least fifteen (15) days prior written notice of the record date of the special meeting of shareholders to approve, or if there is no such record date, the consummation of, such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time the Holder shall be entitled to convert this Note) and (b) the resulting successor or acquiring entity (if not the Borrower) assumes by written instrument the obligations of this Section 1.6(b). The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

(c) Purchase Rights. If, at any time when all or any portion of this Note is issued and outstanding, the Borrower issues any convertible securities or rights to purchase stock, warrants, securities or other property (the “Purchase Rights”) pro rata to the record holders of any class of Common Shares, then the Holder of this Note will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of Common Shares acquirable upon complete conversion of this Note (without regard to any limitations on conversion contained herein) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights or, if no such record is taken, the date as of which the record holders of Common Shares are to be determined for the grant, issue or sale of such Purchase Rights.

(d) Dilutive Issuance. If the Borrower, at any time while this Note or any amounts due hereunder are outstanding, issues, sells or grants (or has issued, sold or granted as of the Issue Date, as the case may be) any option to purchase, or sells or grants any right to reprice, or otherwise disposes of, or issues (or has sold or issued, as the case may be, or announces any sale, grant or any option to purchase or other disposition), any Common Shares or other securities convertible into, exercisable for, or otherwise entitle any person or entity the right to acquire, Common Shares (including, without limitation, upon conversion of this Note, and any convertible notes or warrants outstanding as of or following the Issue Date), in each or any case at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) (it being agreed that if the holder of the Common Shares or other securities so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive Common Shares at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced, at the option of the Holder, to a price equal to the Base Conversion Price. Such adjustment shall be made whenever such Common Shares or other securities are issued. By way of example, and for the avoidance of doubt, if the Company issues a convertible promissory note (including but not limited to a Variable Rate Transaction) (as defined in the Purchase Agreement)), and the holder of such convertible promissory note has the right to convert it into Common Shares at an effective price per share that is lower than the then Conversion Price (including but not limited to a conversion price with a discount that varies with the trading prices of or quotations for the Common Shares), then the Holder has the right to reduce the Conversion Price to such Base Conversion Price (including but not limited to a conversion price with a discount that varies with the trading prices of or quotations for the Common Shares) in perpetuity regardless of whether the holder of such convertible promissory note ever effectuated a conversion at the Base Conversion Price. In the event of an issuance of securities involving multiple tranches or closings, any adjustment pursuant to this Section 1.6(d) shall be calculated as if all such securities were issued at the initial closing. Notwithstanding the foregoing, this Section 1.6(d) shall not apply to the Excluded Transactions (as defined in this Note) unless an Event of Default has occurred under Section 3.20 of this Note, provided, further, that if an Event of Default occurs under Section 3.20 of this Note then the Holder shall at all times thereafter be entitled to utilize any Dilutive Issuance (including a Dilutive Issuance under any of the Excluded Transactions) that has occurred or occurs on or after the Issue Date of this Note. “Excluded Transactions” means transactions involving the issuance of the following securities of the Company: (i) Common Shares issued in a firm underwritten offering pursuant to a registration statement filed by the Company, (ii) the issuance by the Company of Common Shares upon the exercise of an outstanding options or warrants or the conversion of a security outstanding prior to the Issue Date so long as (a) such convertible or exercisable securities are disclosed in the SEC Documents (as defined in the Purchase Agreement) prior to the Issue Date and (b) the conversion or exercise price in such securities are not amended to a lower price on or after the Issue Date, (iii) the issuance of securities issued as part of the purchase price in connection with acquisitions or strategic transactions approved a majority of the disinterested directors of the Company, or securities issued in financing transactions, the primary purpose of which is to finance acquisitions or strategic transactions approved a majority of the disinterested directors of the Company, (iv) Common Shares, options or convertible securities issued to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction, approved by a majority of the disinterested directors of the Company, but shall not include a transaction in which the Company is primarily issuing such securities primarily for the purpose of raising capital or to a person or an entity whose primary business is investing in securities, (v) Common Shares, options or convertible securities issued to in connection with the provision of goods or services pursuant to transactions approved by a majority of the disinterested directors of the Company, but shall not include a transaction in which the Company is primarily issuing such securities primarily for the purpose of raising capital or to a person or an entity whose primary business is investing in securities, (vi) Common Shares, options or convertible securities issued in connection with sponsored research, collaboration, technology license, development, investor or public relations, marketing or other similar agreements or strategic partnerships approved a majority of the disinterested directors of the Company, but shall not include a transaction in which the Company is primarily issuing such securities primarily for the purpose of raising capital or to a person or an entity whose primary business is investing in securities, (vii) the issuance by the Company of any Common Shares or standard options to purchase Common Shares to directors, officers, employees or consultants of the Company or its subsidiaries in their capacity as such pursuant to an equity incentive plan approved by a majority of the disinterested directors of the Company, (viii) the issuance of securities pursuant to any other arrangements that were in place prior to the Issue Date so long as (a) such arrangements are disclosed in the SEC Documents (as defined in the Purchase Agreement) prior to the Issue Date and (b) the cost basis of such securities issued pursuant to such arrangements are not amended to a lower cost basis on or after the Issue Date, or (ix) a Buyout Transaction (as defined below). “Buyout Transaction” shall mean any transaction if the Note is fully repaid and extinguished within two (2) business days after the Company’s execution of the transaction documents for the respective transaction.

(e) Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in Section 1.6 of this Note, the Borrower shall, at its expense and within two (2) calendar days after the occurrence of each respective adjustment or readjustment of the Conversion Price, compute such adjustment or readjustment and prepare and furnish to the Holder a certificate setting forth (i) the Conversion Price in effect at such time based upon the Dilutive Issuance, (ii) the number of Common Shares and the amount, if any, of other securities or property which at the time would be received upon conversion of the Note, (iii) the detailed facts upon which such adjustment or readjustment is based, and (iv) copies of the documentation (including but not limited to relevant transaction documents) that evidences the adjustment or readjustment. In addition, the Borrower shall, within two (2) calendar days after each written request from the Holder, furnish to such Holder a like certificate setting forth (i) the Conversion Price in effect at such time based upon the Dilutive Issuance, (ii) the number of Common Shares and the amount, if any, of other securities or property which at the time would be received upon conversion of the Note, (iii) the detailed facts upon which such adjustment or readjustment is based, and (iv) copies of the documentation (including but not limited to relevant transaction documents) that evidences the adjustment or readjustment. For the avoidance of doubt, each adjustment or readjustment of the Conversion Price as a result of the events described in Section 1.6 of this Note shall occur without any action by the Holder and regardless of whether the Borrower complied with the notification provisions in Section 1.6 of this Note.

1.7 Status as Shareholder. Upon submission of a Notice of Conversion by a Holder, (i) the Conversion Shares covered thereby (other than the Conversion Shares, if any, which cannot be issued because their issuance would exceed such Holder’s allocated portion of the Reserved Amount or Maximum Share Amount) shall be deemed converted into Common Shares and (ii) the Holder’s rights as a Holder of such converted portion of this Note shall cease and terminate, excepting only the right to receive certificates for such Common Shares and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Borrower to comply with the terms of this Note. Notwithstanding the foregoing, if a Holder has not received certificates for all Common Shares prior to the tenth (10th) business day after the expiration of the Deadline with respect to a conversion of any portion of this Note for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Shares by so notifying the Borrower) the Holder shall regain the rights of a Holder of this Note with respect to such unconverted portions of this Note and the Borrower shall, as soon as practicable, return such unconverted Note to the Holder or, if the Note has not been surrendered, adjust its records to reflect that such portion of this Note has not been converted. In all cases, the Holder shall retain all of its rights and remedies for the Borrower’s failure to convert this Note.

1.8 Prepayment. At any time prior to the date that an Event of Default occurs under this Note, the Borrower shall have the right, exercisable on seven (7) Trading Days prior written notice to the Holder of the Note, to prepay the outstanding Principal Amount and interest then due under this Note in accordance with this Section 1.8. Any notice of prepayment hereunder (an “Optional Prepayment Notice”) shall be delivered to the Holder of the Note at its registered addresses and shall state: (1) that the Borrower is exercising its right to prepay the Note, and (2) the date of prepayment which shall be seven (7) Trading Days from the date of the Optional Prepayment Notice (the “Optional Prepayment Date”). On the Optional Prepayment Date, the Borrower shall make payment of the amounts designated below to or upon the order of the Holder as specified by the Holder in writing to the Borrower. If the Borrower exercises its right to prepay the Note in accordance with this Section 1.8, the Borrower shall make payment to the Holder of an amount in cash equal to the sum of: (w) 100% multiplied by the Principal Amount then outstanding plus (x) accrued and unpaid interest on the Principal Amount to the Optional Prepayment Date plus (y) $750.00 to reimburse Holder for administrative fees. If the Borrower delivers an Optional Prepayment Notice and fails to pay the applicable prepayment amount due to the Holder of the Note as provided in this Section 1.8, then the Borrower shall forever forfeit its right to prepay any part of the Note pursuant to this Section 1.8.

1.9 Repayment from Proceeds. If, at any time prior to the full repayment or full conversion of all amounts owed under this Note, the Company receives cash proceeds from any source or series of related or unrelated sources, including but not limited to, the issuance of equity or debt, the conversion of outstanding warrants of the Borrower, the issuance of securities pursuant to an Equity Line of Credit (as defined in this Note) of the Borrower or the sale of assets outside of the ordinary course of business, the Borrower shall, within three (3) business days of Borrower’s receipt of such proceeds, inform the February 2023 Buyers (as defined in the Purchase Agreement) (the “February 2023 Buyers”) of or publicly disclose such receipt, following which the Holder shall have the right in its sole discretion to require the Borrower to immediately apply up to 50% of such proceeds (the “Repayment Percentage”) to repay all or any portion of the outstanding Principal Amount and interest (including any Default Interest) then due under this Note, provided, however, that if any of the other February 2023 Notes (as defined in the Purchase Agreement) (the “February 2023 Notes”) are outstanding at such time, then the Repayment Percentage shall be allocated amongst the February 2023 Notes on a pro rata basis in proportion to the aggregate principal amount of the February 2023 Notes then held by the February 2023 Buyers. In the event that any of the February 2023 Buyers elects not to apply their pro rata portion of the respective Repayment Percentage towards the repayment of their February 2023 Note, then such respective Repayment Percentage shall be allocated to the other February 2023 Buyers on a pro rata basis in proportion to the aggregate principal amount of February 2023 Notes then held by each such other holder. Failure of the Borrower to comply with this provision shall constitute an Event of Default. “Equity Line of Credit” shall mean any transaction involving a written agreement between the Company and an investor or underwriter whereby the Company has the right to “put” its Common Shares to the investor or underwriter over an agreed period of time and at an agreed price or price formula (such Common Shares must be registered pursuant to a registration statement of the Company for the investor’s or underwriter’s resale). Notwithstanding the foregoing, payments from customers shall be excluded from this Section 1.9.

ARTICLE II. RANKING AND CERTAIN COVENANTS

2.1 Ranking and Security. This Note shall have priority over all unsecured indebtedness of the Borrower.

2.2 Other Indebtedness. So long as the Borrower shall have any obligation under this Note, the Borrower shall not incur or suffer to exist or guarantee any unsecured indebtedness that is senior to (in priority of payment and performance) the Borrower’s obligations hereunder.

2.3 Distributions on Capital Stock. So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder’s written consent (a) pay, declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock other than previously announced planned regular quarterly dividends and dividends Common Shares solely in the form of additional Common Shares or (b) directly or indirectly or through any subsidiary make any other payment or distribution in respect of its capital stock except for distributions pursuant to any shareholders’ rights plan which is approved by a majority of the Borrower’s disinterested directors.

2.4 Restriction on Stock Repurchases and Debt Repayments. So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder’s written consent redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of the Borrower or any warrants, rights or options to purchase or acquire any such shares, or repay any pari passu or subordinated indebtedness of Borrower.

2.5 Sale of Assets. So long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder’s written consent, sell, lease or otherwise dispose of any significant portion of its assets outside the ordinary course of business. Any consent by the Holder to the disposition of any assets may be conditioned on a specified use of the proceeds of disposition. For the avoidance of doubt, the Borrower is an acquisition holding company and the parties agree that the ordinary course of business of the Borrower includes the acquisition and disposition of subsidiaries and material portions of the assets of subsidiaries.

2.6 Advances and Loans; Affiliate Transactions. So long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder’s written consent, lend money, give credit, make advances to or enter into any transaction with any person, firm, joint venture or corporation, including, without limitation, officers, directors, employees, subsidiaries and affiliates of the Borrower, except loans, credits or advances (a) in existence or committed on the Issue Date and which the Borrower has informed Holder in writing prior to the Issue Date or which are disclosed in the SEC Documents (as defined in the Purchase Agreement), (b) in regard to transactions with unaffiliated third parties, made in the ordinary course of business or (c) in regard to transactions with unaffiliated third parties, not in excess of $100,000. So long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder’s written consent, repay any affiliate (as defined in Rule 144) of the Borrower in connection with any indebtedness or accrued amounts owed to any such party.

2.7 Section 3(a)(10) Transaction. So long as this Note is outstanding, the Borrower shall not enter into any transaction or arrangement structured in accordance with, based upon, or related or pursuant to, in whole or in part, Section 3(a)(10) of the Securities Act (a “3(a)(10) Transaction”). In the event that the Borrower does enter into, or makes any issuance of Common Shares related to a 3(a)(10) Transaction while this note is outstanding, a liquidated damages charge of 25% of the outstanding principal balance of this Note, but not less than $25,000, will be assessed and will become immediately due and payable to the Holder at its election in the form of a cash payment or added to the balance of this Note (under Holder's and Borrower's expectation that this amount will tack back to the Issue Date).

2.8 Preservation of Business and Existence, etc. So long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder’s written consent, (a) change the nature of its business; (b) sell, divest, change the structure of any material assets other than in the ordinary course of business; (c) enter into a Variable Rate Transaction unless it is an Excluded Transaction (as defined in the Note); or (d) enter into any merchant cash advance transactions. In addition, so long as the Borrower shall have any obligation under this Note, the Borrower shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries (other than dormant Subsidiaries that have no or minimum assets) to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

2.9 Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate or Articles of Formation or Operating Agreement, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all the provisions of this Note and take all action as may be required to protect the rights of the Holder.

2.10 Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note.

ARTICLE III. EVENTS OF DEFAULT

It shall be considered an event of default if any of the following events listed in this Article III (each, an “Event of Default”) shall occur:

3.1 Failure to Pay Principal or Interest. The Borrower fails to pay, within two (2) business days following the due date thereof, the Principal Amount hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise, or fails to fully comply with Section 1.9 of this Note.

3.2 Conversion and the Shares. The Borrower (i) fails to issue Conversion Shares to the Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, (ii) fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) any certificate for the Conversion Shares issuable to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, (iii) fails to reserve the Reserved Amount at all times, (iv) the Borrower directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) any certificate for the Conversion Shares issuable to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Conversion Shares issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for two (2) Trading Days after the Holder shall have delivered a Notice of Conversion, and/or (v) fails to remain current in its obligations to its transfer agent (including but not limited to payment obligations to its transfer agent). It shall be an Event of Default of this Note, if a conversion of this Note is delayed, hindered or frustrated due to a balance owed by the Borrower to its transfer agent. If at the option of the Holder, the Holder advances any funds to the Borrower’s transfer agent in order to process a conversion, such advanced funds shall be added to the principal balance of the Note.

3.3 Breach of Agreements and Covenants. The Borrower breaches any covenant, agreement, or other term or condition contained in the Purchase Agreement, this Note, Irrevocable Transfer Agent Instructions, Warrants (as defined in the Purchase Agreement) (the “Warrants”), or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith or therewith and such failure shall not have been remedied or waived within fifteen (15) calendar days after the earlier of (x) an officer of Borrower becomes aware of such failure or (y) receipt by the Borrower of notice from the Holder of such failure.

3.4 Breach of Representations and Warranties. Any representation or warranty of the Borrower made in the Purchase Agreement, this Note, Irrevocable Transfer Agent Instructions, Warrants, or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith or therewith shall be false or misleading in any material respect when made.

3.5 Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.6 Judgments. Any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $500,000, and shall remain unvacated, unbonded or unstayed for a period of sixty (60) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld.

3.7 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

3.8 Failure to Comply with the 1934 Act. At any time after the Issue Date, the Borrower shall fail to comply with the reporting requirements of the 1934 Act and/or the Borrower shall cease to be subject to the reporting requirements of the 1934 Act for ten consecutive trading days.

3.9 Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.10 Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower’s ability to continue as a “going concern” shall not be an admission that the Borrower cannot pay its debts as they become due.

3.11 Maintenance of Assets. The failure by Borrower to maintain any material intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future).

3.12 Financial Statement Restatement. The restatement of any financial statements filed by the Borrower with the SEC for any date or period from two years prior to the Issue Date of this Note and until this Note is no longer outstanding.

3.13 Replacement of Transfer Agent. In the event that the Borrower proposes to replace its transfer agent, the Borrower fails to provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to the Purchase Agreement (including but not limited to the provision to irrevocably reserve Common Shares in the Reserved Amount) signed by the successor transfer agent to Borrower and the Borrower.

3.14 Cross-Default. The declaration of an event of default by any lender or other extender of credit to the Company under any notes, loans, agreements or other instruments of the Company evidencing any indebtedness of the Company (including those filed as exhibits to or described in the Company’s filings with the SEC), after the passage of all applicable notice and cure or grace periods.

3.15 Variable Rate Transactions. The Borrower consummates a Variable Rate Transaction at any time on or after the Issue Date other than a Variable Rate Transaction that is an Excluded Transaction (as defined in the Note).

3.16 Inside Information. Any attempt by the Borrower or its officers, directors, and/or affiliates to transmit, convey, disclose, or any actual transmittal, conveyance, or disclosure by the Borrower or its officers, directors, and/or affiliates of, material non-public information concerning the Borrower, to the Holder or its successors and assigns, which is not immediately cured by Borrower’s filing of a Form 8-K pursuant to Regulation FD on that same date.

3.17 Unavailability of Rule 144. If, at any time on or after the date that is six (6) calendar months after the Issue Date, the Holder is unable to (i) obtain a standard “144 legal opinion letter” from an attorney reasonably acceptable to the Holder, the Holder’s brokerage firm (and respective clearing firm), and the Borrower’s transfer agent in order to facilitate the Holder’s conversion of any portion of the Note into free trading shares of the Borrower’s Common Shares pursuant to Rule 144, and/or (ii) thereupon deposit such shares into the Holder’s brokerage account.

3.18 Delisting, Suspension, or Quotation of Trading of Common Shares. If, at any time on or after the Issue Date, the Borrower’s Common Shares (i) is suspended from trading, (ii) halted from trading, and/or (iii) fails to be quoted or listed (as applicable) on a Principal Market for a period of ten consecutive trading days.

3.19 Market Capitalization. The Borrower fails to maintain a market capitalization of at least $5,000,000 on any Trading Day, which shall be calculated by multiplying (i) the closing price of the Borrower’s Common Shares on the Trading Day immediately preceding the respective date of calculation by (ii) the total shares of the Borrower’s Common Shares issued and outstanding on the Trading Day immediately preceding the respective date of calculation.

3.20 Failure to Pay an Amortization Payment. The Borrower fails to pay an Amortization Payment (as defined in this Note) when due as provided in Section 4.16 of this Note.

3.21 Shareholder Approval. The Company fails to obtain the Shareholder Approval (as defined in the Purchase Agreement) within ninety (90) calendar days after the Issue Date.

3.22 Rights and Remedies Upon an Event of Default. Upon the occurrence of any Event of Default specified in this Article III, this Note shall become immediately due and payable, and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the Principal Amount then outstanding plus accrued interest (including any Default Interest) through the date of full repayment multiplied by 115% (collectively the “Default Amount”), as well as all costs, including, without limitation, legal fees and expenses, of collection, all without demand, presentment or notice, all of which hereby are expressly waived by the Borrower. Holder may, in its sole discretion, determine to accept payment part in Common Shares and part in cash. For purposes of payments in Common Shares, the conversion formula set forth in Section 1.2 shall apply as well as all other provisions of this Note. The Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

ARTICLE IV. MISCELLANEOUS

4.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies of the Holder existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, e-mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by e-mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Borrower, to:

1847 HOLDINGS LLC

590 Madison Avenue, 21st Floor

New York, NY 10022

Attention: Ellery Roberts

e-mail: info@1847holdings.com

If to the Holder:

4.3 Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. The Borrower shall not assign this Note or any rights or obligations hereunder without the prior written consent of the Holder. The Holder may assign its rights hereunder to any “accredited investor” (as defined in Rule 501(a) of the 1933 Act) in a private transaction from the Holder or to any of its “affiliates”, as that term is defined under the 1934 Act, without the consent of the Borrower. Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

4.5 Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

4.6 Governing Law; Venue; Attorney’s Fees. This Note shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Note or any other agreement, certificate, instrument or document contemplated hereby shall be brought only in the state courts located in the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Delaware. The Borrower hereby irrevocably waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. THE BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTIONS CONTEMPLATED HEREBY. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Note or any other agreement, certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The prevailing party in any action or dispute brought in connection with this the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

4.7 Certain Amounts. Whenever pursuant to this Note the Borrower is required to pay an amount in excess of the outstanding Principal Amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest, the Borrower and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the Borrower represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Note and to earn a return from the sale of Common Shares acquired upon conversion of this Note at a price in excess of the price paid for such shares pursuant to this Note. The Borrower and the Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Note into Common Shares.

4.8 Purchase Agreement. The Company and the Holder shall be bound by the applicable terms of the Purchase Agreement and the documents entered into in connection herewith and therewith.

4.9 Notice of Corporate Events. Except as otherwise provided below, the Holder of this Note shall have no rights as a Holder of Common Shares unless and only to the extent that it converts this Note into Common Shares. The Borrower shall provide the Holder with prior notification of any meeting of the Borrower’s shareholders (and copies of proxy materials and other information sent to shareholders). In the event of any taking by the Borrower of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation, reclassification or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any change in control or any proposed liquidation, dissolution or winding up of the Borrower, the Borrower shall mail a notice to the Holder, at least twenty (20) days prior to the record date specified therein (or thirty (30) days prior to the consummation of the transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time. The Borrower shall make a public announcement of any event requiring notification to the Holder hereunder substantially simultaneously with the notification to the Holder in accordance with the terms of this Section 4.9.

4.10 Remedies. The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Borrower acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

4.11 Construction; Headings. This Note shall be deemed to be jointly drafted by the Company and all the Holder and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

4.12 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any action or proceeding that may be brought by the Holder in order to enforce any right or remedy under this Note. Notwithstanding any provision to the contrary contained in this Note, it is expressly agreed and provided that the total liability of the Company under this Note for payments which under the applicable law are in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums which under the applicable law in the nature of interest that the Company may be obligated to pay under this Note exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by applicable law and applicable to this Note is increased or decreased by statute or any official governmental action subsequent to the Issue Date, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to this Note from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to the Holder with respect to indebtedness evidenced by this Note, such excess shall be applied by the Holder to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Holder’s election.

4.13 Severability. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law (including any judicial ruling), then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.

4.14 Terms of Future Financings. So long as this Note is outstanding, upon any issuance by the Borrower or any of its subsidiaries of any security, or amendment to a security that was originally issued before the Issue Date, with any term that the Holder reasonably believes is more favorable to the holder of such security or with a term in favor of the holder of such security that the Holder reasonably believes was not similarly provided to the Holder in this Note (even if the holder of such other security does not receive the benefit of such more favorable term until a default occurs under such other security), then (i) the Borrower shall notify the Holder of such additional or more favorable term within one (1) business day of the issuance and/or amendment (as applicable) of the respective security, and (ii) such term, at Holder’s option, shall become a part of the transaction documents with the Holder (regardless of whether the Borrower complied with the notification provision of this Section 4.14). The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing prepayment rate, interest rates, and original issue discounts. Notwithstanding the foregoing, this Section 4.14 shall not apply to the Excluded Transactions unless an Event of Default has occurred under Section 3.20 of this Note, provided, further, that if an Event of Default occurs under Section 3.20 of this Note then the Holder shall at all times thereafter be entitled to enforce its rights under this Section 4.14 with respect to any of the Excluded Transactions that has occurred or occurs on or after the Issue Date of this Note.

4.15 Dispute Resolution. In the case of a dispute as to the determination of the Conversion Price, Conversion Amount, any prepayment amount or Default Amount, Issue, Closing or Maturity Date, the closing bid price, or fair market value (as the case may be) or the arithmetic calculation of the Conversion Price or the applicable prepayment amount(s) (as the case may be), the Borrower or the Holder shall submit the disputed determinations or arithmetic calculations via facsimile (i) within one (1) Trading Day after receipt of the applicable notice giving rise to such dispute to the Borrower or the Holder or (ii) if no notice gave rise to such dispute, at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Borrower are unable to agree upon such determination or calculation within one (1) Trading Day of such disputed determination or arithmetic calculation (as the case may be) being submitted to the Borrower or the Holder, then the Borrower shall, within one (1) Trading Day, submit (a) the disputed determination of the Conversion Price, the closing bid price, the or fair market value (as the case may be) to an independent, reputable investment bank selected by the Borrower and approved by the Holder or (b) the disputed arithmetic calculation of the Conversion Price, Conversion Amount, any prepayment amount or Default Amount, to an independent, outside accountant selected by the Holder that is reasonably acceptable to the Borrower. The Borrower shall cause at its expense the investment bank or the accountant to perform the determinations or calculations and notify the Borrower and the Holder of the results no later than one (1) Trading Day from the time it receives such disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation shall be binding upon all parties absent demonstrable error.

4.16 Amortization Payments.

(a) In addition to all other payment obligations under this Note, Borrower shall also make the following amortization payments (each an “Amortization Payment”) in cash to the Holder towards the repayment of this Note, as provided in the following table:

Payment Date:	Payment Amount:

5/__/2023	$________ plus accrued interest through May __, 2023 (or, if, extended pursuant to Section 4.16(b) below, through June __, 2023)
6/__/2023	$________ plus accrued interest through June __, 2023 (or, if extended pursuant to Section 4.16(c) below, through July __, 2023)
7/__/2023	$________ plus accrued interest through July __, 2023 (or, if extended pursuant to Section 4.16(d) below, through August __, 2023)
8/__/2023	$________ plus accrued interest through August __, 2023
9/__/2023	$________ plus accrued interest through September __, 2023
10/__/2023	$________ plus accrued interest through October __, 2023
11/__/2023	$________ plus accrued interest through November __, 2023
12/__/2023	$________ plus accrued interest through December __, 2023
1/__/2024	$________ plus accrued interest through January __, 2024
2/__/2024	$________ plus accrued interest through February __, 2024

(b) With respect to the first Amortization Payment originally due on May __, 2023 (the “First Amortization Payment”), the Company may notify the Holder on or before May __, 2023, that the Company is electing to extend the due date of the First Amortization Payment to June __, 2023 (the “First Amortization Payment Extension”) as further provided herein. If the Company exercises the First Amortization Payment Extension, then the First Amortization Payment shall be due on June __, 2023, and the Company shall pay $________ plus 10% of the accrued interest through May __, 2023 (the “First Amortization Payment Extension Fee”) to the Holder on or before May __, 2023. For the avoidance of doubt, the First Amortization Payment Extension shall not affect the due date of any other Amortization Payment and the First Amortization Payment Extension Fee shall not reduce the amounts owed under the Note. The Company shall not be permitted to exercise the First Amortization Payment Extension if an Event of Default occurs under the Note.

(c) With respect to the second Amortization Payment originally due on June __, 2023 (the “Second Amortization Payment”), the Company may notify the Holder on or before June __, 2023, that the Company is electing to extend the due date of the Second Amortization Payment to July __, 2023 (the “Second Amortization Payment Extension”) as further provided herein. If the Company exercises the Second Amortization Payment Extension, then the Second Amortization Payment shall be due on July __, 2023, and the Company shall pay $________ plus 10% of the accrued interest through June __, 2023 (the “Second Amortization Payment Extension Fee”) to the Holder on or before June __, 2023. For the avoidance of doubt, the Second Amortization Payment Extension shall not affect the due date of any other Amortization Payment and the Second Amortization Payment Extension Fee shall not reduce the amounts owed under the Note. The Company shall not be permitted to exercise the Second Amortization Payment Extension if an Event of Default occurs under the Note.

(d) With respect to the third Amortization Payment originally due on July __, 2023 (the “Third Amortization Payment”), the Company may notify the Holder on or before July __, 2023, that the Company is electing to extend the due date of the Third Amortization Payment to August __, 2023 (the “Third Amortization Payment Extension”) as further provided herein. If the Company exercises the Third Amortization Payment Extension, then the Third Amortization Payment shall be due on August __, 2023, and the Company shall pay $________ plus 10% of the accrued interest through July __, 2023 (the “Third Amortization Payment Extension Fee”) to the Holder on or before July __, 2023. For the avoidance of doubt, the Third Amortization Payment Extension shall not affect the due date of any other Amortization Payment and the Third Amortization Payment Extension Fee shall not reduce the amounts owed under the Note. The Company shall not be permitted to exercise the Third Amortization Payment Extension if an Event of Default occurs under the Note.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer on February __, 2023.

1847 HOLDINGS LLC

By:
Name:	Ellery W. Roberts
Title:	Chief Executive Officer

EXHIBIT A – NOTICE OF CONVERSION

The undersigned hereby elects to convert $_________ principal amount of the Note (defined below) into that number of Common Shares to be issued pursuant to the conversion of the Note (“Common Shares”) as set forth below, of 1847 HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), according to the conditions of the promissory note of the Borrower dated as of February __9, 2023 (the “Note”), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

☐	The Borrower shall electronically transmit the Common Shares issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DWAC Transfer”).

Name of DTC Prime Broker:

DTC Participant Number:

Account Number:

Account Name:

☐

The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of Common Shares set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Date of Conversion:

Applicable Conversion Price:

Number of Common Shares to be Issued Pursuant to Conversion of the Note:

Amount of Principal Balance Due remaining Under the Note after this conversion:

By:
Name:
Title:

Date:

EXHIBIT B

PIGGY-BACK REGISTRATION RIGHTS

All of the Conversion Shares, Exercise Shares, and Commitment Shares shall be deemed “Registrable Securities” subject to the provisions of this Exhibit B. All capitalized terms used but not defined in this Exhibit B shall have the meanings ascribed to such terms in the Securities Purchase Agreement to which this Exhibit is attached.

1.	Piggy-Back Registration.

1.1 If at any time on or after the date of the Closing the Company proposes to file any Registration Statement under the 1933 Act (a “Registration Statement”) with respect to any offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for shareholders of the Company for their account (or by the Company and by shareholders of the Company), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan on Form S-8, (ii) for a dividend reinvestment plan, (iii) in connection with a merger or acquisition, or (iv) filed solely for a firm underwritten offering of its Common Shares, then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities appearing on the books and records of the Company as such a holder as soon as practicable but in no event less than ten (10) days before the anticipated filing date of the Registration Statement, which notice shall describe the amount and type of securities to be included in such Registration Statement, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of Registrable Securities as such holders may request in writing within three (3) days following receipt of such notice (a “Piggy-Back Registration”). The Company shall cause such Registrable Securities to be included in such registration and shall cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof (with the understanding that the Company shall file the initial prospectus covering the Buyer’s sale of the Registrable Securities at prevailing market prices within two business days of the date that the Registration Statement is declared effective by the SEC).

1.2 Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 1.5 below.

1.3 The Company shall notify the holders of Registrable Securities at any time when a prospectus relating to such holder’s Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At the request of such holder, the Company shall also prepare, file and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The holders of Registrable Securities shall not to offer or sell any Registrable Securities covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

1.4 The Company may request a holder of Registrable Securities to furnish the Company such information with respect to such holder and such holder’s proposed distribution of the Registrable Securities pursuant to the Registration Statement and to complete such selling stockholder or similar questionnaire as is customary as the Company may from time to time reasonably request in writing or as shall be required by law or by the SEC in connection therewith, and such holders shall promptly furnish the Company with such information as a condition to the inclusion of the Registrable Securities in the Registration Statement.

1.5 All fees and expenses incident to the performance of or compliance with this Exhibit B by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the SEC, (B) with respect to filings required to be made with any trading market on which the Common Shares are then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) with respect to any filing that may be required to be made by any broker through which a holder of Registrable Securities intends to make sales of Registrable Securities with the FINRA, (ii) printing expenses, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) 1933 Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of all other persons or entities retained by the Company in connection with the consummation of the transactions contemplated by this Exhibit B and (vii) reasonable fees and disbursements of a single special counsel for the holders of Registrable Securities (selected by holders of the majority of the Registrable Securities requesting such registration). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any holder of Registrable Securities.

1.6 The Company and its successors and assigns shall indemnify and hold harmless the Buyer, each holder of Registrable Securities, the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each individual or entity who controls the Buyer or any such holder of Registrable Securities (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling individual or entity (each, an “Indemnified Party”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any related prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any such prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Exhibit B, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based upon information regarding the Buyer or such holder of Registrable Securities furnished to the Company by such party for use therein. The Company shall notify the Buyer and each holder of Registrable Securities promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Exhibit B of which the Company is aware. The Buyer shall indemnify the Company and its similar indemnified parties to the same extent that the Company is required to indemnify the Buyer hereunder but only to the extent, that Losses arise from untrue statements or omissions are based upon information regarding the Buyer or such holder of Registrable Securities furnished to the Company by such party for use therein.

1.7 If the indemnification under Section 1.6 is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then the Company shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Company and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Company and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, the Company or the Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 1.6 was available to such party in accordance with its terms. It is agreed that it would not be just and equitable if contribution pursuant to this Section 1.7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding sentence. Notwithstanding the provisions of this Section 1.7, neither the Buyer nor any holder of Registrable Securities shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such party from the sale of all of their Registrable Securities pursuant to such Registration Statement or related prospectus exceeds the amount of any damages that such party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

[End of Exhibit B]

NEITHER THIS SECURITY NOR THE SECURITIES AS TO WHICH THIS SECURITY MAY BE EXERCISED HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON SHARE PURCHASE WARRANT

1847 HOLDINGS LLC

Warrant Shares: ___________

Date of Issuance: February ___, 2023 (“Issuance Date”)

This COMMON SHARE PURCHASE WARRANT (the “Warrant”) certifies that, for value received (in connection with the issuance of the promissory note in the principal amount of $_________ to the Holder (as defined below) of even date) (the “Note”), ___________, a ______________ (including any permitted and registered assigns, the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date of issuance hereof, to purchase from 1847 HOLDINGS LLC, a Delaware limited liability company (the “Company”), _________ Common Shares (the “Warrant Shares”) (whereby such number may be adjusted from time to time pursuant to the terms and conditions of this Warrant) at the Exercise Price per share then in effect. This Warrant is issued by the Company as of the date hereof in connection with that certain securities purchase agreement dated February __, 2023, by and among the Company and the Holder (the “Purchase Agreement”).

Capitalized terms used in this Warrant shall have the meanings set forth in the Purchase Agreement unless otherwise defined in the body of this Warrant or in Section 12 below. For purposes of this Warrant, the term “Exercise Price” shall mean $4.20, subject to adjustment as provided herein (including but not limited to cashless exercise), and the term “Exercise Period” shall mean the period commencing on the Issuance Date and ending on 5:00 p.m. eastern standard time on the five-year anniversary thereof.

1.	EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof, the rights represented by this Warrant may be exercised in whole or in part at any time or times during the Exercise Period by delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. On or before the second Trading Day (the “Warrant Share Delivery Date”) following the date on which the Holder sent the Exercise Notice to the Company or the Company’s transfer agent, and upon receipt by the Company of payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which all or a portion of this Warrant is being exercised (the “Aggregate Exercise Price” and together with the Exercise Notice, the “Exercise Delivery Documents”) in cash or by wire transfer of immediately available funds (or by cashless exercise, in which case there shall be no Aggregate Exercise Price provided), the Company shall (or direct its transfer agent to) issue and deliver by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Common Shares to which the Holder is entitled pursuant to such exercise (or deliver such Common Shares in electronic format if requested by the Holder). Upon delivery of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares. If this Warrant is submitted in connection with any exercise and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three business days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 6) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised.

If the Company fails to cause its transfer agent to issue to the Holder the respective Common Shares by the respective Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise in Holder’s sole discretion in addition to all other rights and remedies at law, under this Warrant, or otherwise, and such failure shall also be deemed a material breach under this Warrant, and a material breach under the Purchase Agreement.

If the Market Price of one Common Share is greater than the Exercise Price, then the Holder may elect to receive Warrant Shares pursuant to a cashless exercise, in lieu of a cash exercise, equal to the value of this Warrant determined in the manner described below (or of any portion thereof remaining unexercised) by surrender of this Warrant and an Exercise Notice, in which event the Company shall issue to Holder a number of Common Shares computed using the following formula:

X = Y (A-B)

     A

Where	X =	the number of Shares to be issued to Holder.

	Y =	the number of Warrant Shares that the Holder elects to purchase under this Warrant (at the date of such calculation).

	A =	the Market Price (at the date of such calculation).

	B =	Exercise Price (as adjusted to the date of such calculation).

(b) No Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Warrant Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then-current fair market value of a Warrant Share by such fraction.

(c) Holder’s Exercise Limitations. Notwithstanding anything to the contrary contained herein, the Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 1 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Exercise Notice, the Holder (together with the Holder’s affiliates (the “Affiliates”), and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of Common Shares beneficially owned by the Holder and Attribution Parties shall include the number of Common Shares issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of Common Shares which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Share Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 1(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Holder is solely responsible for any schedules required to be filed in accordance therewith. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 1(c), in determining the number of outstanding Common Shares, a Holder may rely on the number of outstanding Common Shares as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of Common Shares outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of Common Shares then outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding Common Shares was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of Common Shares outstanding at the time of the respective calculation hereunder. In addition to the beneficial ownership limitations provided in this Warrant, the sum of the number of Common Shares that may be issued under this Warrant shall be limited to the amount described in Section 4(r) of the Purchase Agreement, unless the Shareholder Approval (as defined in the Purchase Agreement) is obtained by the Company. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

(d) Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Company’s transfer agent to transmit to the Holder the Warrant Shares in accordance with the provisions of this Warrant (including but not limited to Section 1(a) above pursuant to an exercise on or before the respective Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, Common Shares to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder, within one (1) business day of Holder’s request, the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Common Shares so purchased exceeds (y) the product of (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder within one (1) business day of Holder’s request the number of Common Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases, or effectuates a cashless exercise hereunder for, Common Shares having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of Common Shares with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Common Shares upon exercise of the Warrant as required pursuant to the terms hereof.

2. ADJUSTMENTS. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a) Distribution of Assets.  If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Shares, by way of return of capital or otherwise (including without limitation any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Shares entitled to receive the Distribution shall be reduced, effective as of the close of business on the payment date for such Distribution, to a price determined by multiplying such Exercise Price by a fraction (i) the numerator of which shall be the Closing Sale Price of the Common Shares on the Trading Day immediately preceding the record date for such Distribution minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one Common Share, and (ii) the denominator of which shall be the Closing Sale Price of the Common Shares on the Trading Day immediately preceding such record date.

(b) Anti-Dilution Adjustments to Exercise Price. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Shares or securities (including but not limited to Common Share Equivalents) entitling any person or entity (for purposes of clarification, including but not limited to the Holder pursuant to (i) any other security of the Company currently held by Holder, (ii) any other security of the Company issued to Holder on or after the Issuance Date (including but not limited to the Note), or (iii) any other agreement entered into between the Company and Holder) to acquire Common Shares (upon conversion, exercise or otherwise), at an effective price per share less than the then Exercise Price (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”) (if the holder of the Common Shares or Common Share Equivalents so issued shall at any time, whether by operation of purchase price adjustments, elimination of an applicable floor price for any reason in the future (including but not limited to the passage of time or satisfaction of certain condition(s)), reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled or potentially entitled to receive Common Shares at an effective price per share which is less than the Exercise Price at any time while such Common Shares or Common Share Equivalents are in existence, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance (regardless of whether the Common Shares or Common Share Equivalents are (i) subsequently redeemed or retired by the Company after the date of the Dilutive Issuance or (ii) actually converted or exercised at such Base Share Price), then the Exercise Price shall be reduced at the option of the Holder and only reduced to equal the Base Share Price. Such adjustment shall be made whenever such Common Shares or Common Share Equivalents (as defined in the Note) are issued, regardless of whether the Common Shares or Common Share Equivalents are (i) subsequently redeemed or retired by the Company after the date of the Dilutive Issuance or (ii) actually converted or exercised at such Base Share Price by the holder thereof (for the avoidance of doubt, the Holder may utilize the Base Share Price even if the Company did not actually issue Common Shares at the Base Share Price under the respective Common Share Equivalents). The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Shares or Common Share Equivalents subject to this Section 2(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice the “Dilutive Issuance Notice”). For purposes of clarification, regardless of whether (i) the Company provides a Dilutive Issuance Notice pursuant to this Section 2(b) upon the occurrence of any Dilutive Issuance or (ii) the Holder accurately refers to the Base Share Price in the Exercise Notice, the Holder is entitled to receive the Base Share Price at all times on and after the date of such Dilutive Issuance. Notwithstanding the foregoing, this Section 2(b) shall not apply to the Excluded Transactions (as defined in the Note) unless an Event of Default has occurred under Section 3.20 of the Note, provided, further, that if an Event of Default occurs under Section 3.20 of the Note then the Holder shall at all times thereafter be entitled to utilize any Dilutive Issuance (including a Dilutive Issuance under any of the Excluded Transactions) that has occurred or occurs on or after the Issuance Date of this Warrant. Notwithstanding anything in this Section 2(b) of this Warrant to the contrary, the Holder shall not be entitled to utilize a Base Share Price of less than $0.03 per share (the “Floor Price”, subject to appropriate adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the Common Stock), unless and until the Company obtains the Shareholder Approval (as defined in the Purchase Agreement). Further, beginning on the Issue Date and continuing until the Warrant is fully exercised, the Company shall not issue Common Stock at a cost basis of less than the Floor Price unless written consent of the Holder is obtained by the Company.

(c) Subdivision or Combination of Common Shares. If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding Common Shares into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding Common Shares into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(c) shall become effective at the close of business on the date the subdivision or combination becomes effective. Each such adjustment of the Exercise Price shall be calculated to the nearest one-hundredth of a cent. Such adjustment shall be made successively whenever any event covered by this Section 2(c) shall occur.

3. FUNDAMENTAL TRANSACTIONS. If, at any time while this Warrant is outstanding, (i) the Company effects any merger of the Company with or into another entity and the Company is not the surviving entity (such surviving entity, the “Successor Entity”), (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or by another individual or entity, and approved by the Company) is completed pursuant to which holders of Common Shares are permitted to tender or exchange their Common Shares for other securities, cash or property and the holders of at least 50% of the Common Shares accept such offer, or (iv) the Company effects any reclassification of the Common Shares or any compulsory share exchange pursuant to which the Common Shares are effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of Common Shares) (in any such case, a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive the number of Common Shares of the Successor Entity or of the Company and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of Common Shares for which this Warrant is exercisable immediately prior to such event (disregarding any limitation on exercise contained herein solely for the purpose of such determination). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one Common Share in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Shares are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any Successor Entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration.

4. NON-CIRCUMVENTION. The Company covenants and agrees that it will not, by amendment of its certificate of formation, operating agreement or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any Common Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Common Shares upon the exercise of this Warrant, and (iii) shall, for so long as this Warrant is outstanding, have authorized and reserved, free from preemptive rights, 2.25 times the number of Common Shares into which the Warrants are then exercisable into to provide for the exercise of the rights represented by this Warrant (without regard to any limitations on exercise).

5. WARRANT HOLDER NOT DEEMED A SHAREHOLDER. Except as otherwise specifically provided herein, this Warrant, in and of itself, shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

6. REISSUANCE.

(a) Lost, Stolen or Mutilated Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company will, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

(b) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall be of like tenor with this Warrant, and shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date.

7. TRANSFER. This Warrant shall be binding upon the Company and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Notwithstanding anything to the contrary herein, the rights, interests or obligations of the Company hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior signed written consent of the Holder, which consent may be withheld at the sole discretion of the Holder (any such assignment or transfer shall be null and void if the Company does not obtain the prior signed written consent of the Holder). This Warrant or any of the severable rights and obligations inuring to the benefit of or to be performed by Holder hereunder may be assigned by Holder to a third party, in whole or in part, without the need to obtain the Company’s consent thereto.

8. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the notice provisions contained in the Purchase Agreement. The Company shall provide the Holder with prompt written notice (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, the calculation of such adjustment and (ii) at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Shares, (B) with respect to any grants, issuances or sales of any stock or other securities directly or indirectly convertible into or exercisable or exchangeable for Common Shares or other property, pro rata to the holders of Common Shares or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

9. AMENDMENT AND WAIVER. The terms of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder.

10. GOVERNING LAW AND VENUE. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Warrant or any other agreement, certificate, instrument or document contemplated hereby shall be brought only in the state courts located in the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Delaware. The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT ENTERED INTO IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Warrant or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Warrant or any other transaction document entered into in connection with this Warrant by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

11. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

12. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Closing Sale Price” means, for any security as of any date, (i) the last closing trade price for such security on the Principal Market, as reported by Quotestream or other similar quotation service provider designated by the Holder, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00 p.m., New York time, as reported by Quotestream or other similar quotation service provider designated by the Holder, or (ii) if the foregoing does not apply, the last trade price of such security in the over-the-counter market for such security as reported by Quotestream or other similar quotation service provider designated by the Holder, or (iii) if no last trade price is reported for such security by Quotestream or other similar quotation service provider designated by the Holder, the average of the bid and ask prices of any market makers for such security as reported by Quotestream or other similar quotation service provider designated by the Holder. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(b) “Common Shares” means the Company’s common shares, and any other class of securities into which such securities may hereafter be reclassified or changed.

(c) “Common Share Equivalents” means any securities of the Company that would entitle the holder thereof to acquire at any time Common Shares, including without limitation any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Shares.

(d) “Person” and “Persons” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

(e) “Principal Market” means the principal securities exchange or trading market where such Common Shares are listed or quoted, including but not limited to any tier of the OTC Markets, any tier of the NASDAQ Stock Market (including NASDAQ Capital Market), or the NYSE American, or any successor to such markets.

(f) “Market Price” means the highest traded price of the Common Shares during the thirty Trading Days prior to the date of the respective Exercise Notice.

(g) “Trading Day” means any day on which the Common Shares are listed or quoted on its Principal Market, provided, however, that if the Common Shares are not then listed or quoted on any Principal Market, then any calendar day.

* * * * * * *

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issuance Date set forth above.

1847 HOLDINGS LLC

By:
Name:	Ellery Roberts
Title:	Chief Executive Officer

EXHIBIT A

EXERCISE NOTICE

(To be executed by the registered holder to exercise this Common Share Purchase Warrant)

THE UNDERSIGNED holder hereby exercises the right to purchase _____________ of the Common Shares (“Warrant Shares”) of 1847 HOLDINGS LLC, a Delaware limited liability company (the “Company”), evidenced by the attached copy of the Common Share Purchase Warrant (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.	Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as (check one):

☐	a cash exercise with respect to Warrant Shares; or
☐	by cashless exercise pursuant to the Warrant.

2.	Payment of Exercise Price. If cash exercise is selected above, the holder shall pay the applicable Aggregate Exercise Price in the sum of $ to the Company in accordance with the terms of the Warrant.

3.	Delivery of Warrant Shares. The Company shall deliver to the holder Warrant Shares in accordance with the terms of the Warrant.

Date:

(Print Name of Registered Holder)

By:
Name:
Title:

EXHIBIT B

ASSIGNMENT OF WARRANT

(To be signed only upon authorized transfer of the Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto _________________________________ the right to purchase ____________ common shares of 1847 HOLDINGS LLC, to which the within Common Share Purchase Warrant relates and appoints ___________________________, as attorney-in-fact, to transfer said right on the books of 1847 HOLDINGS LLC with full power of substitution and re-substitution in the premises. By accepting such transfer, the transferee has agreed to be bound in all respects by the terms and conditions of the within Warrant.

Dated:

(Signature)*

(Name)

(Title)

(Social Security or Tax Identification No.)

*	The signature on this Assignment of Warrant must correspond to the name as written upon the face of the Common Share Purchase Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, please indicate your position(s) and title(s) with such entity.

NEITHER THIS SECURITY NOR THE SECURITIES AS TO WHICH THIS SECURITY MAY BE EXERCISED HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON SHARE PURCHASE WARRANT

1847 HOLDINGS LLC

Warrant Shares: __________

Date of Issuance: February __, 2023 (“Issuance Date”)

This COMMON SHARE PURCHASE WARRANT (the “Warrant”) certifies that, for value received (in connection with the issuance of the promissory note in the principal amount of $________ to the Holder (as defined below) of even date) (the “Note”), _____________, a _____________ (including any permitted and registered assigns, the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date of issuance hereof, to purchase from 1847 HOLDINGS LLC, a Delaware limited liability company (the “Company”), ________ Common Shares (the “Warrant Shares”) (whereby such number may be adjusted from time to time pursuant to the terms and conditions of this Warrant) at the Exercise Price per share then in effect. This Warrant is issued by the Company as of the date hereof in connection with that certain securities purchase agreement dated February __, 2023, by and among the Company and the Holder (the “Purchase Agreement”).

Capitalized terms used in this Warrant shall have the meanings set forth in the Purchase Agreement unless otherwise defined in the body of this Warrant or in Section 12 below. For purposes of this Warrant, the term “Exercise Price” shall mean $0.01, subject to adjustment as provided herein (including but not limited to cashless exercise), and the term “Exercise Period” shall mean the period commencing on the Issuance Date and ending on 5:00 p.m. eastern standard time on the five-year anniversary thereof.

13.	EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof, the rights represented by this Warrant may be exercised in whole or in part at any time or times during the Exercise Period by delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. On or before the second Trading Day (the “Warrant Share Delivery Date”) following the date on which the Holder sent the Exercise Notice to the Company or the Company’s transfer agent, and upon receipt by the Company of payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which all or a portion of this Warrant is being exercised (the “Aggregate Exercise Price” and together with the Exercise Notice, the “Exercise Delivery Documents”) in cash or by wire transfer of immediately available funds (or by cashless exercise, in which case there shall be no Aggregate Exercise Price provided), the Company shall (or direct its transfer agent to) issue and deliver by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Common Shares to which the Holder is entitled pursuant to such exercise (or deliver such Common Shares in electronic format if requested by the Holder). Upon delivery of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares. If this Warrant is submitted in connection with any exercise and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three business days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 6) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised.

If the Company fails to cause its transfer agent to issue to the Holder the respective Common Shares by the respective Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise in Holder’s sole discretion in addition to all other rights and remedies at law, under this Warrant, or otherwise, and such failure shall also be deemed a material breach under this Warrant, and a material breach under the Purchase Agreement.

If the Market Price of one Common Share is greater than the Exercise Price, then the Holder may elect to receive Warrant Shares pursuant to a cashless exercise, in lieu of a cash exercise, equal to the value of this Warrant determined in the manner described below (or of any portion thereof remaining unexercised) by surrender of this Warrant and an Exercise Notice, in which event the Company shall issue to Holder a number of Common Shares computed using the following formula:

X	=	Y (A-B)
A

Where	X =	the number of Shares to be issued to Holder.

Y =	the number of Warrant Shares that the Holder elects to purchase under this Warrant (at the date of such calculation).

A =	the Market Price (at the date of such calculation).

B =	Exercise Price (as adjusted to the date of such calculation).

(b) No Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Warrant Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then-current fair market value of a Warrant Share by such fraction.

(c) Holder’s Exercise Limitations. Notwithstanding anything to the contrary contained herein, the Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 1 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Exercise Notice, the Holder (together with the Holder’s affiliates (the “Affiliates”), and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of Common Shares beneficially owned by the Holder and Attribution Parties shall include the number of Common Shares issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of Common Shares which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Share Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 1(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Holder is solely responsible for any schedules required to be filed in accordance therewith. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 1(c), in determining the number of outstanding Common Shares, a Holder may rely on the number of outstanding Common Shares as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of Common Shares outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of Common Shares then outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding Common Shares was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of Common Shares outstanding at the time of the respective calculation hereunder. In addition to the beneficial ownership limitations provided in this Warrant, the sum of the number of Common Shares that may be issued under this Warrant shall be limited to the amount described in Section 4(r) of the Purchase Agreement, unless the Shareholder Approval (as defined in the Purchase Agreement) is obtained by the Company. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

(d) Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Company’s transfer agent to transmit to the Holder the Warrant Shares in accordance with the provisions of this Warrant (including but not limited to Section 1(a) above pursuant to an exercise on or before the respective Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, Common Shares to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder, within one (1) business day of Holder’s request, the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Common Shares so purchased exceeds (y) the product of (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder within one (1) business day of Holder’s request the number of Common Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases, or effectuates a cashless exercise hereunder for, Common Shares having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of Common Shares with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Common Shares upon exercise of the Warrant as required pursuant to the terms hereof.

14. ADJUSTMENTS. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a) Distribution of Assets.  If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Shares, by way of return of capital or otherwise (including without limitation any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Shares entitled to receive the Distribution shall be reduced, effective as of the close of business on the payment date for such Distribution, to a price determined by multiplying such Exercise Price by a fraction (i) the numerator of which shall be the Closing Sale Price of the Common Shares on the Trading Day immediately preceding the record date for such Distribution minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one Common Share, and (ii) the denominator of which shall be the Closing Sale Price of the Common Shares on the Trading Day immediately preceding such record date.

(b) [Intentionally Omitted].

(c) Subdivision or Combination of Common Shares. If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding Common Shares into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding Common Shares into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(c) shall become effective at the close of business on the date the subdivision or combination becomes effective. Each such adjustment of the Exercise Price shall be calculated to the nearest one-hundredth of a cent. Such adjustment shall be made successively whenever any event covered by this Section 2(c) shall occur.

15. FUNDAMENTAL TRANSACTIONS. If, at any time while this Warrant is outstanding, (i) the Company effects any merger of the Company with or into another entity and the Company is not the surviving entity (such surviving entity, the “Successor Entity”), (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or by another individual or entity, and approved by the Company) is completed pursuant to which holders of Common Shares are permitted to tender or exchange their Common Shares for other securities, cash or property and the holders of at least 50% of the Common Shares accept such offer, or (iv) the Company effects any reclassification of the Common Shares or any compulsory share exchange pursuant to which the Common Shares are effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of Common Shares) (in any such case, a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive the number of Common Shares of the Successor Entity or of the Company and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of Common Shares for which this Warrant is exercisable immediately prior to such event (disregarding any limitation on exercise contained herein solely for the purpose of such determination). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one Common Share in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Shares are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any Successor Entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration.

16. NON-CIRCUMVENTION. The Company covenants and agrees that it will not, by amendment of its certificate of formation, operating agreement or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any Common Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Common Shares upon the exercise of this Warrant, and (iii) shall, for so long as this Warrant is outstanding, have authorized and reserved, free from preemptive rights, 2.25 times the number of Common Shares into which the Warrants are then exercisable into to provide for the exercise of the rights represented by this Warrant (without regard to any limitations on exercise).

17. WARRANT HOLDER NOT DEEMED A SHAREHOLDER. Except as otherwise specifically provided herein, this Warrant, in and of itself, shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

18. REISSUANCE.

(a) Lost, Stolen or Mutilated Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company will, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

(b) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall be of like tenor with this Warrant, and shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date.

19. TRANSFER. This Warrant shall be binding upon the Company and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Notwithstanding anything to the contrary herein, the rights, interests or obligations of the Company hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior signed written consent of the Holder, which consent may be withheld at the sole discretion of the Holder (any such assignment or transfer shall be null and void if the Company does not obtain the prior signed written consent of the Holder). This Warrant or any of the severable rights and obligations inuring to the benefit of or to be performed by Holder hereunder may be assigned by Holder to a third party, in whole or in part, without the need to obtain the Company’s consent thereto.

20. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the notice provisions contained in the Purchase Agreement. The Company shall provide the Holder with prompt written notice (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, the calculation of such adjustment and (ii) at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Shares, (B) with respect to any grants, issuances or sales of any stock or other securities directly or indirectly convertible into or exercisable or exchangeable for Common Shares or other property, pro rata to the holders of Common Shares or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

21. AMENDMENT AND WAIVER. The terms of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder.

22. GOVERNING LAW AND VENUE. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Warrant or any other agreement, certificate, instrument or document contemplated hereby shall be brought only in the state courts located in the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Delaware. The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT ENTERED INTO IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Warrant or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Warrant or any other transaction document entered into in connection with this Warrant by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

23. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

24. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Closing Sale Price” means, for any security as of any date, (i) the last closing trade price for such security on the Principal Market, as reported by Quotestream or other similar quotation service provider designated by the Holder, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00 p.m., New York time, as reported by Quotestream or other similar quotation service provider designated by the Holder, or (ii) if the foregoing does not apply, the last trade price of such security in the over-the-counter market for such security as reported by Quotestream or other similar quotation service provider designated by the Holder, or (iii) if no last trade price is reported for such security by Quotestream or other similar quotation service provider designated by the Holder, the average of the bid and ask prices of any market makers for such security as reported by Quotestream or other similar quotation service provider designated by the Holder. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(b) “Common Shares” means the Company’s common shares, and any other class of securities into which such securities may hereafter be reclassified or changed.

(c) “Common Share Equivalents” means any securities of the Company that would entitle the holder thereof to acquire at any time Common Shares, including without limitation any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Shares.

(d) “Person” and “Persons” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

(e) “Principal Market” means the principal securities exchange or trading market where such Common Shares are listed or quoted, including but not limited to any tier of the OTC Markets, any tier of the NASDAQ Stock Market (including NASDAQ Capital Market), or the NYSE American, or any successor to such markets.

(f) “Market Price” means the highest traded price of the Common Shares during the thirty Trading Days prior to the date of the respective Exercise Notice.

(g) “Trading Day” means any day on which the Common Shares are listed or quoted on its Principal Market, provided, however, that if the Common Shares are not then listed or quoted on any Principal Market, then any calendar day.

* * * * * * *

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issuance Date set forth above.

1847 HOLDINGS LLC

By:
Name:	Ellery Roberts
Title:	Chief Executive Officer

EXHIBIT A

EXERCISE NOTICE

(To be executed by the registered holder to exercise this Common Share Purchase Warrant)

THE UNDERSIGNED holder hereby exercises the right to purchase _____________ of the Common Shares (“Warrant Shares”) of 1847 HOLDINGS LLC, a Delaware limited liability company (the “Company”), evidenced by the attached copy of the Common Share Purchase Warrant (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

4.	Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as (check one):

☐	a cash exercise with respect to Warrant Shares; or
☐	by cashless exercise pursuant to the Warrant.

5.	Payment of Exercise Price. If cash exercise is selected above, the holder shall pay the applicable Aggregate Exercise Price in the sum of $ to the Company in accordance with the terms of the Warrant.

6.	Delivery of Warrant Shares. The Company shall deliver to the holder Warrant Shares in accordance with the terms of the Warrant.

Date:

(Print Name of Registered Holder)

By:
Name:
Title:

EXHIBIT B

ASSIGNMENT OF WARRANT

(To be signed only upon authorized transfer of the Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto _________________________________ the right to purchase ____________ common shares of 1847 HOLDINGS LLC, to which the within Common Share Purchase Warrant relates and appoints ___________________________, as attorney-in-fact, to transfer said right on the books of 1847 HOLDINGS LLC with full power of substitution and re-substitution in the premises. By accepting such transfer, the transferee has agreed to be bound in all respects by the terms and conditions of the within Warrant.

Dated: _____________

(Signature)*

(Name)

(Title)

(Social Security or Tax Identification No.)

*	The signature on this Assignment of Warrant must correspond to the name as written upon the face of the Common Share Purchase Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, please indicate your position(s) and title(s) with such entity.

Annex B

2023 Equity Incentive Plan

1847 HOLDINGS LLC

2023 Equity Incentive Plan

ARTICLE 1

Establishment, Purpose, and Duration

1.1 Establishment. 1847 Holdings LLC, a Delaware limited liability company (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the 1847 Holdings LLC 2023 Equity Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document. This Plan permits the grant of Options, SARs, Restricted Shares, Restricted Share Units, Performance Shares, Performance Share Units and Other Share-Based Awards.

1.2 Purpose of this Plan. The purpose of this Plan is to provide a means whereby Employees, Directors and Consultants of the Company, its Subsidiaries and Affiliates develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to provide services to or for the benefit of the Company and to provide a means for such individuals to acquire and maintain share ownership in the Company, thereby strengthening their concern for the welfare of the Company.

1.3 Duration of this Plan. This Plan became effective on , 2023. Unless sooner terminated as provided herein, this Plan shall terminate on , 2033. After this Plan is terminated, no Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.

ARTICLE 2

Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below.

“Affiliate” means any corporation or other entity (including, but not limited to, a partnership or a limited liability company), that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, the corporation or other entity in question.

“Award” means, individually or collectively, a grant under this Plan of Options, SARs, Restricted Shares, Restricted Share Units, Performance Shares, Performance Share Units, or Other Share-Based Awards, in each case subject to the terms of this Plan.

“Award Agreement” means either (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

“Beneficial Owner” or “Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Cause” means: (a) with respect to any Employee or Consultant, if the Employee or Consultant is a party to an employment or service agreement with the Company, its Affiliates or Subsidiaries and such agreement provides for a definition of Cause, the definition contained therein, or if no such agreement exists, or if such agreement does not define Cause, (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company, its Affiliates or Subsidiaries, (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company, its Affiliates or Subsidiaries, (iii) gross negligence or willful misconduct with respect to the Company, its Affiliates or Subsidiaries, or (iv) material violation of state or federal securities laws; and (b) with respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in malfeasance in office, gross misconduct or neglect, false or fraudulent misrepresentation inducing the Director’s appointment, willful conversion of corporate funds, or repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change of Control” means, with respect to the Company, the first to occur of: (a) the date that a reorganization, merger, consolidation, recapitalization, or similar transaction (other than a spinoff, exchange offer or similar transaction to or with the Company’s public shareholders) is consummated, unless: (i) at least 50% of the outstanding voting securities of the surviving or resulting entity (including, without limitation, an entity which as a result of such transaction owns the Company either directly or through one or more subsidiaries) (“Resulting Entity”) are beneficially owned, directly or indirectly, by the persons who were the Beneficial Owners of the outstanding voting securities of the Company immediately prior to such transaction in substantially the same proportions as their Beneficial Ownership, immediately prior to such transaction, of the outstanding voting securities of the Company and (ii) immediately following such transaction no person or persons acting as a group beneficially owns capital stock of the Resulting Entity possessing thirty-five percent (35%) or more of the total voting power of the stock of the Resulting Entity; (b) the date that a majority of members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; provided that no individual shall be considered to be so endorsed if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; (c) the date that any one person, or persons acting as a group, acquires (or has or have acquired as of the date of the most recent acquisition by such person or persons) Beneficial Ownership of shares of the Company possessing thirty-five percent (35%) or more of the total voting power of the shares of the Company; or (d) the date that any one person acquires, or persons acting as a group acquire (or has or have acquired as of the date of the most recent acquisition by such person or persons), assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For the avoidance of doubt, there can only be one Change of Control for purposes of the Plan.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

“Committee” means the compensation committee of the Board, or if no such committee has been established, the full Board, or a committee of one or more members appointed to administer the Plan by the Board.

“Consultant” means any individual who is engaged by the Company, its Affiliates and/or its Subsidiaries to render consulting or advisory services.

“Continuous Service” means that the Participant’s service with the Company, its Affiliates and/or its Subsidiaries, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company, its Affiliates and/or its Subsidiaries as an Employee, Consultant or Director, or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A, this sentence shall only be given effect to the extent consistent with Section 409A. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

“Director” means any individual who is a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company, its Affiliates and/or Subsidiaries in which a Participant participates. The foregoing notwithstanding, if the Award is subject to Section 409A, in no event shall a Disability be deemed to have occurred unless such disability satisfies the requirements of Section 409A.

“Dividend Equivalent Right” means a right, to be credited to an Award granted to a Participant, as described in Article 13 hereof.

“Eligible Individual” means an individual who is an Employee, a Director, or a Consultant, in each case to the extent permissible under Form S-8 under the Securities Act of 1933, as amended from time to time.

“Employee” means any person designated as an employee of the Company, its Affiliates and/or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, and/or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, and/or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, and/or Subsidiary during such period.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

“Fair Market Value” means, as of any date, the value of a Share as determined below. If the Shares are listed on any established national stock exchange or over-the-counter market system, including, without limitation, the New York Stock Exchange, the Nasdaq Stock Market, or any tier of the over-the-counter market maintained by OTC Markets Group, Inc., the Fair Market Value shall be the closing price of a Share (or if no sales were reported, the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination. In the absence of an established market for the Shares, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons; provided that if an Award is subject to Section 409A, then the Fair Market Value shall be determined in accordance with Section 409A of the Code.

“Family Members” of a Participant means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such Participant, including adoptive relationships, any person sharing such Participant’s household (other than a tenant or employee), a trust in which such individuals have more than fifty percent of the beneficial interest, a foundation in which these individuals (or the Participant) control the management of assets, and any other entity in which these individuals (or the Participant) own more than fifty percent of the voting interest.

“Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7.

“Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

“Incentive Share Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Non-qualified Share Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Nonemployee Director” means a Director who is not an Employee.

“Option” means an option to purchase one or more Shares, granted pursuant to Article 6.

“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

“Other Share-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

“Participant” means any Eligible Individual as set forth in Article 5 to whom an Award is granted.

“Performance Measures” means measures as described in Article 12 on which the performance goals of certain Awards may be based.

“Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

“Performance Share” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

“Performance Share Unit” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

“Period of Restriction” means the period when Restricted Shares or Restricted Share Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

“Permitted Transfer” means any transfer of an Award by a Participant to a Participant’s Family Member made by gift or domestic relations order if such transfer is not for value; provided, however, that neither (a) a transfer under a domestic relations order in settlement of marital property rights nor (b) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity shall be deemed a transfer for value for the purposes of determining whether a transfer is a Permitted Transfer.

“Restricted Share” means an Award granted to a Participant pursuant to Article 8.

“Restricted Share Unit” means an Award granted to a Participant pursuant to Article 8, where no Shares are actually awarded to the Participant on the date of grant.

“SAR” means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

“Section 409A” means Section 409A of the Code, the regulations thereunder promulgated by the United States Department of Treasury and other guidance issued thereunder.

“Share” means a common share of the Company.

“Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of fifty percent (50%) or more by reason of share ownership or otherwise.

“Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of any of its Affiliates.

ARTICLE 3

Administration

3.1 General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. In connection with its administration of the Plan, the Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2 Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, construing any ambiguous provision of the Plan or any Award Agreement, and, subject to Article 16, correcting a defect or supplying any omission, or reconciling any inconsistency so that this Plan or any Award Agreement complies with applicable law, regulations and listing requirements and so as to avoid unanticipated consequences or address unanticipated events (including any temporary closure of the stock exchange on which the Shares are listed, disruption of communications or natural catastrophe), or adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

ARTICLE 4

Shares Subject to this Plan and Maximum Awards

4.1 Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.3 herein, the maximum number of Shares available for issuance to Participants under this Plan shall be 2,000,000 Shares.

4.2 Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Moreover, if the Option Price of any Option granted under this Plan or the tax withholding requirements with respect to any Award granted under this Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under this Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

4.3 Adjustments in Authorized Shares.

(a) If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of those outstanding securities, in any case as a result of a reorganization, merger consolidation, recapitalization, restructuring, reclassification, extraordinary dividend or other distribution (other than cash dividends), share split, reverse share split or the like, or if substantially all of the property and assets of the Company are sold, then, the Committee shall make appropriate and proportionate adjustments in (i) the number, price (if applicable) and type of shares or other securities or cash or other property that may be subject to Awards previously granted under this Plan and (ii) the maximum number and type of shares or other securities or cash or other property that may be issued pursuant to Awards thereafter granted under this Plan.

(b) Subject to Section 16.3 and Article 12, the Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. Subject to Section 16.3, the determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

(c) Subject to the provisions of Article 16 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards into Awards under this Plan in a manner consistent with applicable regulations), subject to compliance with the rules under Code Section 424, as and where applicable.

ARTICLE 5

Eligibility and Participation

5.1 Eligibility. Subject to Section 17.12 hereof, individuals eligible to participate in this Plan shall consist of all Eligible Individuals.

5.2 Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all Eligible Individuals those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award; provided that, (i) in the case of Awards to Eligible Individuals engaged by Affiliates rather than by the Company, the Committee has determined that such individuals have provided, or are expected to provide, services to the Company, and (ii) in the case of Options, that the Shares subject thereto qualify as “service recipient stock” with respect to the Participant for purposes of Section 409A.

ARTICLE 6

Share Options

6.1 Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion. All Options shall be separately designated Incentive Share Options or Non-qualified Share Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for Shares purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Share Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A and the terms of such Option do not satisfy the requirements of Section 409A.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, that (a) the Option Price must be at least equal to one hundred percent (100%) of the Fair Market Value of the Shares as determined on the date of grant and (b) and the Option Price of any Incentive Share Option granted to a Ten Percent Shareholder must be at least equal to one hundred ten percent (110%) of the Fair Market Value of the Shares as determined on the date of grant.

6.4 Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that (a) no Option shall be exercisable later than the tenth (10th) anniversary date of its grant and (b) no Incentive Share Option granted to a Ten Percent Shareholder shall be exercisable later than the fifth (5th) anniversary of its date of grant.

6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6 Payment.

(a) Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

(b) A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (i) in cash or its equivalent; (ii) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price; (iii) a cashless exercise (broker-assisted exercise) through a “same day sale” commitment; (iv) by a combination of (i), (ii), and (iii); or (v) any other method approved or accepted by the Committee in its sole discretion.

(c) Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares in an appropriate amount based upon the number of Shares purchased under the Option(s).

(d) Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares. Notwithstanding the foregoing, an Incentive Share Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the holder only by the holder; provided that holder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the holder, shall thereafter be entitled to exercise the Option.

6.8 Termination of Continuous Service. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s Continuous Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

ARTICLE 7

Share Appreciation Rights

7.1 Grant of SARs.

(a) Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

(b) Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

(c) The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price on the date of grant must be at least equal to one hundred percent (100%) of the Fair Market Value of the Shares as determined on the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2 SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3 Term of SAR. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.

7.4 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

7.6 Settlement of SAR Amount. Subject to Section 17.14 herein, upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company, in the form of cash, Shares or a combination of cash and Shares as the Committee in its sole discretion shall determine, in an amount determined by multiplying (a) the excess of the Fair Market Value of a Share on the date of exercise over the Grant Price, less applicable tax withholding by (b) the number of Shares with respect to which the SAR is exercised.

7.7 Termination of Continuous Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s Continuous Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

7.8 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.

ARTICLE 8

Restricted Shares and Restricted Share Units

8.1 Grant of Restricted Shares or Restricted Share Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Restricted Shares and/or Restricted Share Units to Participants in such amounts as the Committee shall determine. Restricted Share Units shall be similar to Restricted Shares except that no Shares are actually awarded to the Participant on the date of grant.

8.2 Restricted Shares or Restricted Share Unit Agreement. Each grant of Restricted Shares and/or Restricted Share Units shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares or the number of Restricted Share Units granted, and such other provisions as the Committee shall determine.

8.3 Other Restrictions.

(a) The Committee shall impose such other conditions and/or restrictions on any Restricted Shares or Restricted Share Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Share or each Restricted Share Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, and/or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Shares or Restricted Share Units.

(b) To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Restricted Shares in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

(c) Except as otherwise provided in this Article 8, Restricted Shares covered by each Restricted Share Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Share Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion, shall determine.

8.4 Legend. In addition to any legends pursuant to Section 8.3, each Restricted Share granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

THE SALE OR TRANSFER OF SHARES REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE 1847 HOLDINGS LLC 2022 EQUITY INCENTIVE PLAN, AND IN THE ASSOCIATED AWARD AGREEMENT. A COPY OF THIS PLAN AND SUCH AWARD AGREEMENT MAY BE OBTAINED FROM 1847 HOLDINGS LLC.

8.5 Shareholder Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Restricted Shares granted hereunder shall have the right to receive dividends in cash or other property or distribution rights in respect of their Restricted Shares, to the extent made available under the terms of the Awards granting the Restricted Shares, and may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights at any time with respect to any Restricted Share Units granted hereunder. Notwithstanding the foregoing, dividends and/or Dividend Equivalent Rights that relate to Awards that vest in whole or in part subject to performance goals or conditions shall, to the extent made available under the terms of the Awards, be subject to the same performance goals or conditions as the underlying Award.

8.6 Termination of Continuous Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Shares and/or Restricted Share Units following termination of the Participant’s Continuous Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Restricted Shares or Restricted Share Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

8.7 Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Shares is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Share Award, the Participant shall be required to file promptly a copy of such election with the Company.

ARTICLE 9

Performance Share Units/Performance Shares

9.1 Grant of Performance Share Units/Performance Shares. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Share Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2 Value of Performance Share Units/Performance Shares. Each Performance Share Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Share Units/Performance Shares that will be paid out to the Participant.

9.3 Earning of Performance Share Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Share Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Share Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4 Form and Timing of Payment of Performance Share Units/Performance Shares. Payment of earned Performance Share Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Share Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Share Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5 Termination of Continuous Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Share Units and/or Performance Shares following termination of the Participant’s Continuous Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Share Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

ARTICLE 10

Other Share-Based Awards

10.1 Other Share-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.2 Value of Other Share-Based Awards. Each Other Share-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Other Share-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.3 Payment of Other Share-Based Awards. Payment, if any, with respect to an Other Share-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

10.4 Termination of Continuous Service. The Committee shall determine the extent to which the Participant shall have the right to receive Other Share-Based Awards following termination of the Participant’s Continuous Service. Such provisions shall be determined in the sole discretion of the Committee, and may be included in an agreement entered into with each Participant, but need not be uniform among all Other Share-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

ARTICLE 11

Transferability of Awards

Except for any Permitted Transfers provided for in a Participant’s Award Agreement, which Permitted Transfers may be subject to additional restrictions determined by the Committee and as set forth in the Award Agreement, no other Award granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except with respect to interests in Awards which have been subject to a Permitted Transfer provided for in a Participant’s Award Agreement, all Awards granted to a Participant under this Plan, as applicable, shall be exercisable during his or her lifetime only by such Participant. With respect to those Awards, if any, that are subject to Permitted Transfers, references in this Plan to exercise or payment related to such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s Family Members to whom such Permitted Transfers were made.

ARTICLE 12

Performance Measures

12.1 Performance Measures. Awards under this Plan may be granted or may become vested or payable based upon the achievement of Performance Measures specified by the Committee. Performance Measures under this Plan include:

(a)	Market share;
(b)	Gross revenue;
(c)	Pretax operating income;
(d)	Net earnings or net income (before or after taxes);
(e)	Earnings per Share (or other equity interest);
(f)	Net sales or revenue growth;
(g)	Net operating profit;
(h)	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);
(i)	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);
(j)	Earnings before or after taxes, interest, depreciation, and/or amortization;
(k)	Gross or operating margins;
(l)	Productivity;
(m)	Productivity ratios;
(n)	Cost reductions and savings;
(o)	Share (or other equity) price (including, but not limited to, growth measures);
(p)	Consummation of debt and equity offerings;
(q)	Equity capital raised;
(r)	Expense targets;
(s)	Margins;
(t)	Operating efficiency;
(u)	Customer satisfaction;
(v)	Working capital targets;
(w)	Total shareholder return;
(x)	Actual or adjusted funds from operations (FFO);
(y)	Actual or adjusted funds from acquisitions (FFA); and
(z)	Such other business and/or personal criteria as may be deemed appropriate by the Committee.

Any Performance Measure(s) may be used to measure the performance of the Company, any of its Affiliates or operating units or any combination of the foregoing, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to a previous year’s result as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (o) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 12.

12.2 Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude, and may adjust the performance goals (including to prorate goals and payments for a partial Performance Period) in the event of, any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in applicable accounting provisions and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report for the applicable year, (f) other nonrecurring events such as mergers, acquisitions, reorganizations, spinoffs or divestitures, (g) foreign exchange gains and losses, (h) financing transactions and (i) such other occurrences as may be deemed appropriate by the Committee in its sole discretion.

ARTICLE 13

Dividend Equivalent Rights

Any Participant selected by the Committee may be granted Dividend Equivalent Rights based on the dividends paid on Shares that are subject to any Award other than Options or SARs, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, is settled, is paid, vests or expires, as determined by the Committee. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, Dividend Equivalent Rights that relate to Awards that vest or become payable or earned in whole or in part subject to performance goals or conditions shall, to the extent made available under the terms of the Award, be subject to the same performance goals or conditions as the underlying Award.

ARTICLE 14

Treatment on Change of Control

Upon the occurrence of a Change of Control, unless otherwise provided in the Award Agreement, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including without limitation the following (or any combination thereof): (a) continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (b) substitution by the surviving company or corporation or its parent of awards with substantially the same terms for outstanding Awards (with appropriate adjustments to the type of consideration payable upon settlement of the Awards); (c) accelerated exercisability, vesting and/or payment under outstanding Awards immediately prior to or upon the occurrence of such event or upon a termination of employment or other service following such event; and (d) if all or substantially all of the Company’s outstanding Shares are transferred in exchange for cash consideration in connection with such Change of Control: (i) upon written notice, provide that any outstanding Options and SARs are exercisable during a reasonable period of time immediately prior to the scheduled consummation of the event or such other reasonable period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Options and SARs shall terminate to the extent not so exercised within the relevant period; and (ii) cancellation of all or any portion of outstanding Awards for fair value (in the form of cash, shares, other property or any combination thereof) as determined in the sole discretion of the Committee; provided, that, in the case of Options and SARs, the fair value may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of Shares (or, if no such consideration is paid, Fair Market Value of the Shares subject to such outstanding Awards or portion thereof being canceled) over the aggregate exercise or base price, as applicable, with respect to such Awards or portion thereof being canceled, or if no such excess, zero.

ARTICLE 15

Rights of Participants

15.1 Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or service at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment or other service for any specified period of time. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

15.2 Participation. No Eligible Individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

15.3 Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 16

Amendment, Modification, Suspension, and Termination

16.1 Amendment, Modification, Suspension, and Termination. Subject to Section 16.3, the Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s shareholders and except as provided in Section 4.3, (a) the Option Price of outstanding Options or the Grant Price of outstanding SARs issued under this Plan will not be reduced; (b) at any time when the Option Price of outstanding Options or the Grant Price of outstanding SARs is above the Fair Market Value of a Share, no alteration, amendment or modification shall provide that any such outstanding Option or SAR be cancelled and regranted or exchanged for either cash or a new Award with a lower (or no) Exercise Price or Grant Price; and (c) no other action shall be taken with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange or securities market on which the Shares are listed or quoted. No material amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

16.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Board may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Board as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

16.3 Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 16.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

16.4 Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A), and to the administrative regulations and rulings promulgated thereunder.

ARTICLE 17

General Provisions

17.1 Successors. All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

17.2 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan, or such other rate as may be approved without adverse accounting consequences.

17.3 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Shares and Restricted Share Units, or upon the achievement of performance goals related to Performance Shares or Performance Share Units, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing (or electronically), and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

17.4 Beneficiary Designation. Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of the Participant’s death before the Participant receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid or exercised by the Participant’s executor, administrator, or legal representative.

17.5 Legend. The Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

17.6 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

17.7 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

17.8 Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

17.9 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and (b) completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

17.10 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary or advisable to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17.11 Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

17.12 Participants Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries and Affiliates operate or engage persons who would otherwise qualify as Eligible Individuals, the Committee, in its sole discretion, shall have the power and authority to:

(a) Determine which Subsidiaries and Affiliates shall be covered by this Plan;

(b) Determine which Employees, Directors and Consultants shall be eligible to participate in this Plan;

(c) Modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable non-U.S. laws;

(d) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable under applicable law, provided that any subplans and modifications to Plan terms and procedures established under this Section 17.12 shall be attached to this Plan document as appendices; and

(e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

17.13 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any person acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

17.14 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

17.15 Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

17.16 Section 409A of the Internal Revenue Code.

(a) To the maximum extent possible, it is intended that the Plan and all Awards hereunder are, and shall be, exempt from or otherwise comply with the requirements of Section 409A, and that the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any taxes under Section 409A. In the event that any (i) provision of the Plan or an Award Agreement, (ii) Award, payment or transaction or (iii) other action or arrangement contemplated by the provisions of the Plan is determined by the Committee to not comply with the applicable requirements of Section 409A, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements.

(b) No payment that constitutes deferred compensation under Section 409A that would otherwise be made under the Plan or an Award Agreement upon a termination of service will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if a Participant is a “specified employee” as defined in Section 409A at the time of termination of service with respect to an Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A, the commencement of any payments or benefits under the Award shall be deferred until the date that is six months following the Participant’s termination of service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) on the payment date that immediately follows the end of such six-month period (or death) or as soon as administratively practicable within thirty (30) days thereafter, but in no event later than the end of the applicable taxable year.

(c) In no event whatsoever shall the Company be liable for any additional taxes, interest or penalties that may be imposed on a Participant by Section 409A or any damages for failing to comply with Section 409A.

17.17 Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

17.18 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (b) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

17.19 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

1847 HOLDINGS LLC THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS annual meeting OF SHAREHOLDERS – MAY 9, 2023 at 2:00 PM EASTERN
CONTROL ID:
REQUEST ID:

The undersigned, a shareholder of 1847 Holdings LLC (the “Company”), does hereby appoint and authorize Ellery W. Roberts with the full power of substitution, to represent the undersigned and vote all of the common shares of the Company held of record as of the close of business on March 31, 2023, with all of the powers that the undersigned would possess if personally present, at the virtual 2023 Annual Meeting of Shareholders of the Company on May 9, 2023, or at any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/EFSH
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE SHAREHOLDERS OF 1847 HOLDINGS LLC			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR	WITHHOLD
Election of Directors
	Ellery W. Roberts		☐	☐
	Robert D. Barry		☐	☐		Control ID:
	Clark R. Crosnoe		☐	☐		REQUEST ID:
	Paul A. Froning		☐	☐
	Tracy S. Harris		☐	☐
	Lawrence X. Taylor		☐	☐
Proposal 2		à	FOR	AGAINST	ABSTAIN
	To ratify the appointment of Sadler, Gibb & Associates, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2023.		☐	☐	☐
Proposal 3		à	FOR	AGAINST	ABSTAIN
	To have an advisory vote on the compensation of our named executive officers		☐	☐	☐
Proposal 4		à	1 YEAR	2 YEARS	3 YEARS	aBSTAIN
	To have an advisory vote on the frequency of advisory votes on the compensation of our named executive officers.		☐	☐	☐	☐
Proposal 5		à	FOR	AGAINST	ABSTAIN
	To approve the issuance of common shares upon the conversion of promissory notes and the exercise of warrants issued to certain investors.		☐	☐	☐
Proposal 6		à	FOR	AGAINST	ABSTAIN
	To approve our 2023 Equity Incentive Plan.		☐	☐	☐
Proposal 7
To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE DIRECTOR NOMINEES FOR PORPOSAL 1, “FOR” PROPOSAL 2,3,5, 6 AND 3 YEARS

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2023

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)